UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Bond Fund Intermediate Bond Portfolio

April 30, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 18, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the semi-annual reporting period ended April 30, 2013.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes. The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 6 shows the Portfolio’s performance compared with its benchmark, the Barclays U.S. Aggregate Bond Index for the six- and 12-month periods ended April 30, 2013.

All share classes of the Portfolio rose in absolute terms and outperformed the benchmark for both periods, before sales charges, with positive sector and security selection driving performance. Within the Portfolio’s sector allocation, an overweight to commercial mortgage-backed securities (“CMBS”) and an underweight to agency mortgages, as well as exposure to high yield corporates and non-agency mortgages, contributed positively for both periods. Security selection within the Portfolio’s investment-grade corporate holdings, particularly within the financial sector, was a notable positive contributor for both periods. Security selection within the Portfolio’s agency mortgage holdings tempered performance for both periods; CMBS security selection also detracted for the six-month period. For the 12-month period, an overweight to investment-grade corporates and an underweight to U.S. Treasuries was positive.

The Portfolio utilized derivatives, including Treasury futures and interest

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

rate swaps in order to manage both duration and yield curve positioning during both periods. Yield curve positioning, specifically an overweight in the intermediate area of the yield curve, had a positive impact on performance. As part of the Portfolio’s credit position, credit default swaps were utilized as a substitute for corporate bonds, which had no impact on performance for both periods. Currency forwards were utilized during both periods for hedging and investment purposes; currency exposure contributed positively, helped by a short position in the Japanese yen.

Market Review and Investment Strategy

Global equity and bond markets advanced during the six-month period ended April 30, 2013, largely driven by improved investor sentiment and the gradual return to riskier assets. As measured by the benchmark, U.S. fixed-income markets posted positive returns for the six-month period with credit sectors outperforming government bonds. U.S. Treasuries returned 0.79%, as measured within the benchmark, as Treasury yields ended the period relatively unchanged. Spreads in non-government sectors continued to tighten with investment-grade corporates, particularly financials, performing well. High-yield corporates posted strong returns as risk aversion ebbed and investors reached for yield.

Investors were relatively unaffected by fresh political and systemic concerns in the euro area. Policy and political developments, rather than an acceleration of global economic growth, were the main drivers. The willingness of political leaders to address the structural flaws of the euro zone, along with the continued global monetary easing cycle led by the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”), lifted investor confidence for much of the period.

In Europe, the threat of a worst-case outcome for the euro was reduced. The ECB’s Outright Monetary Transactions program and more support for Greece alleviated fears of a euro breakup. China’s slowdown appeared to have bottomed out; in the view of the U.S. Investment Grade Core Fixed-Income Team (the “Team”), housing starts, corporate bond issuance and a steady yuan should support 7%-8% growth. In Japan, equity markets gained as the yen weakened amid expectations of a monetary policy shift following the Liberal Democratic Party’s victory in the December elections. After appointing a new governor and deputy governor for the Bank of Japan (“BOJ”), the Japanese government began to implement Prime Minister Shinzo Abe’s aggressive stimulatory policies. This led to a weakening of the yen, while expectations that the BOJ would include longer-dated Japanese government bonds (“JGBs”) in its asset purchase program caused JGBs to rally.

U.S. financial markets continued to rebound, approaching new highs for the equity market late in the reporting period, despite investors’ concerns about slowing corporate earnings growth and continued political dysfunction. While

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

the American Taxpayer Relief Act of 2012, passed by the Senate and House of Representatives in January 2013, averted the most feared outcomes of the “fiscal cliff”, it did not tackle spending or debt-reduction issues which remain unresolved. Although risks remain, equity and bond markets around the world moved higher, helped by monetary policy actions and improved perceptions regarding the sovereign debt crisis in Europe.

In the Team’s view, U.S. monetary policy could create additional market uncertainty in the coming year. The Federal Funds rate has been reduced to near zero percent and the Fed has, among other actions taken, purchased U.S. Treasury and mortgage-backed securities. The latter is commonly referred to as Quantitative Easing (“QE”). These policies have been beneficial to fixed-income securities, including the higher-yielding income securities held in this Portfolio. As the market perceives that the Fed will begin to reduce the level of accommodation, there may be downward pressure on prices of fixed-income securities, including those held in the Portfolio. These and other risks to the Portfolio are discussed further in this report.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effects of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio
Class A	1.52%	5.29%

Class B*	1.08%	4.56%

Class C	1.17%	4.57%

Advisor Class†	1.58%	5.61%

Class R†	1.42%	5.08%

Class K†	1.54%	5.34%

Class I†	1.65%	5.67%

Barclays U.S. Aggregate Bond Index	0.90%	3.68%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			0.97%
1 Year	5.29%	0.85%
5 Years	6.28%	5.37%
10 Years	4.80%	4.34%

Class B Shares			0.30%
1 Year	4.56%	1.56%
5 Years	5.55%	5.55%
10 Years(a)	4.41%	4.41%

Class C Shares			0.32%
1 Year	4.57%	3.57%
5 Years	5.56%	5.56%
10 Years	4.09%	4.09%

Advisor Class Shares**			1.30%
1 Year	5.61%	5.61%
5 Years	6.60%	6.60%
10 Years	5.12%	5.12%

Class R Shares**			0.72%
1 Year	5.08%	5.08%
5 Years	6.06%	6.06%
Since Inception†	4.87%	4.87%

Class K Shares**			1.18%
1 Year	5.34%	5.34%
5 Years	6.33%	6.33%
Since Inception†	5.34%	5.34%

Class I Shares**			1.34%
1 Year	5.67%	5.67%
5 Years	6.63%	6.63%
Since Inception†	5.61%	5.61%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.74%, 1.70%, 0.69%, 1.29%, 0.99% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (exclusive of interest expense) to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2013.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception dates: 11/3/2003 for Class R shares; 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	0.79%
5 Years	5.11%
10 Years	4.34%

Class B Shares
1 Year	1.55%
5 Years	5.29%
10 Years(a)	4.39%

Class C Shares
1 Year	3.55%
5 Years	5.29%
10 Years	4.08%

Advisor Class Shares**
1 Year	5.58%
5 Years	6.33%
10 Years	5.11%

Class R Shares**
1 Year	5.05%
5 Years	5.80%
Since Inception†	4.79%

Class K Shares**
1 Year	5.31%
5 Years	6.07%
Since Inception†	5.25%

Class I Shares**
1 Year	5.56%
5 Years	6.34%
Since Inception†	5.52%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception dates: 11/3/2003 for Class R shares; 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,015.20	$4.35	0.87%
Hypothetical**	$1,000	$1,020.48	$4.36	0.87%
Class B
Actual	$1,000	$1,010.80	$7.83	1.57%
Hypothetical**	$1,000	$1,017.01	$7.85	1.57%
Class C
Actual	$1,000	$1,011.70	$7.83	1.57%
Hypothetical**	$1,000	$1,017.01	$7.85	1.57%
Advisor Class
Actual	$1,000	$1,015.80	$2.85	0.57%
Hypothetical**	$1,000	$1,021.97	$2.86	0.57%
Class R
Actual	$1,000	$1,014.20	$5.39	1.08%
Hypothetical**	$1,000	$1,019.44	$5.41	1.08%
Class K
Actual	$1,000	$1,015.40	$4.10	0.82%
Hypothetical**	$1,000	$1,020.73	$4.11	0.82%
Class I
Actual	$1,000	$1,016.50	$2.75	0.55%
Hypothetical**	$1,000	$1,022.07	$2.76	0.55%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $510.2

*	All data are as of April 30, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 29.4%
Industrial – 13.5%
Basic – 1.7%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	U.S.$	855	$896,345
Basell Finance Co. BV 8.10%, 3/15/27(a)		405	557,888
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		598	604,288
Dow Chemical Co. (The) 4.125%, 11/15/21		360	392,135
5.25%, 11/15/41		350	395,689
8.55%, 5/15/19		490	660,678
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		850	841,021
5.75%, 1/30/21(a)		107	115,239
International Paper Co. 4.75%, 2/15/22		235	267,559
7.95%, 6/15/18		830	1,070,054
LyondellBasell Industries NV 5.75%, 4/15/24		766	922,915
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		562	564,894
Vale SA 5.625%, 9/11/42		1,370	1,431,205

			8,719,910

Capital Goods – 0.7%
Embraer SA 5.15%, 6/15/22		369	402,652
Odebrecht Finance Ltd. 5.125%, 6/26/22(a)		490	524,300
Owens Corning 6.50%, 12/01/16(b)		955	1,080,108
Republic Services, Inc. 5.25%, 11/15/21		508	600,827
5.50%, 9/15/19		753	893,555

			3,501,442

Communications - Media – 2.7%
CBS Corp. 5.75%, 4/15/20		710	849,602
8.875%, 5/15/19		530	709,052
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,439	2,222,055

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22	U.S.$	715	$750,972
4.60%, 2/15/21		565	629,595
4.75%, 10/01/14		525	553,572
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)		431	471,945
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)		604	609,766
News America, Inc.
6.15%, 3/01/37-2/15/41		893	1,107,585
6.55%, 3/15/33		142	172,306
Omnicom Group, Inc. 3.625%, 5/01/22		460	477,912
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,193	1,550,976
Time Warner Cable, Inc.
5.00%, 2/01/20		740	854,386
7.50%, 4/01/14		1,055	1,121,428
Time Warner Entertainment Co. LP 8.375%, 3/15/23		325	451,746
WPP Finance UK 8.00%, 9/15/14		1,185	1,288,590

			13,821,488

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20		1,185	1,337,455
AT&T, Inc.
4.45%, 5/15/21		646	745,547
5.35%, 9/01/40		233	263,077
British Telecommunications PLC
2.00%, 6/22/15		576	591,759
5.95%, 1/15/18		193	230,847
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		1,170	1,249,877
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	138,068
Telecom Italia Capital SA 7.175%, 6/18/19	U.S.$	515	609,833
Telefonica Emisiones SAU 5.462%, 2/16/21		520	573,141
United States Cellular Corp. 6.70%, 12/15/33		775	841,324

			6,580,928

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.7%
Ford Motor Credit Co. LLC 5.00%, 5/15/18	U.S.$	2,155	$2,403,116
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,010	1,087,735

			3,490,851

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc.
4.70%, 1/15/21		600	691,688
7.625%, 4/15/31		1,285	1,815,196
Viacom, Inc. 5.625%, 9/15/19		240	287,663

			2,794,547

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22		545	607,675

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 4.125%, 7/15/17		228	249,559
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,315	1,407,922

			1,657,481

Consumer Non-Cyclical – 1.4%
Actavis, Inc. 3.25%, 10/01/22		487	485,230
Ahold Finance USA LLC 6.875%, 5/01/29		1,275	1,686,705
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		130	140,144
5.875%, 5/15/13		965	966,725
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		310	315,138
ConAgra Foods, Inc. 3.20%, 1/25/23		400	409,045
Kroger Co. (The) 3.40%, 4/15/22		966	1,020,051
Reynolds American, Inc. 3.25%, 11/01/22		616	620,264
Tyson Foods, Inc. 4.50%, 6/15/22		1,370	1,512,672

			7,155,974

Energy – 2.5%
Anadarko Petroleum Corp. 6.45%, 9/15/36		401	512,489

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Encana Corp. 3.90%, 11/15/21	U.S.$	1,625	$1,750,234
Marathon Petroleum Corp.
3.50%, 3/01/16		180	192,472
5.125%, 3/01/21		439	518,570
Nabors Industries, Inc. 9.25%, 1/15/19		1,013	1,300,771
Noble Energy, Inc. 8.25%, 3/01/19		1,232	1,619,527
Noble Holding International Ltd. 4.90%, 8/01/20		108	121,305
Phillips 66 4.30%, 4/01/22		1,840	2,053,987
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		1,375	1,545,413
Transocean, Inc. 2.50%, 10/15/17		604	615,294
Valero Energy Corp. 6.125%, 2/01/20		770	942,484
Weatherford International Ltd./Bermuda
5.125%, 9/15/20		630	701,353
6.00%, 3/15/18		91	104,034
9.625%, 3/01/19		605	799,975

			12,777,908

Technology – 0.8%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	247,850
Baidu, Inc. 2.25%, 11/28/17		363	368,246
Hewlett-Packard Co. 4.65%, 12/09/21		616	637,387
Intel Corp. 4.80%, 10/01/41		490	528,092
Motorola Solutions, Inc. 3.50%, 3/01/23		794	808,881
7.50%, 5/15/25		30	40,036
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		1,365	1,447,582

			4,078,074

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		730	770,593
5.75%, 12/15/16		490	552,729

			1,323,322

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		1,490	1,536,262

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Con-way, Inc. 6.70%, 5/01/34	U.S.$	133	$143,498
Ryder System, Inc. 5.85%, 11/01/16		383	435,892
7.20%, 9/01/15		369	417,738

			2,533,390

			69,042,990

Financial Institutions – 12.3%
Banking – 7.8%
Bank of America Corp. 3.30%, 1/11/23		255	258,271
5.875%, 2/07/42		1,012	1,265,351
7.375%, 5/15/14		1,050	1,119,756
7.625%, 6/01/19		1,035	1,325,077
Series L 5.65%, 5/01/18		390	452,749
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	860	1,381,133
7.625%, 11/21/22	U.S.$	810	826,200
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14		1,655	1,779,895
Citigroup, Inc. 5.375%, 8/09/20		443	528,269
8.50%, 5/22/19		1,495	2,011,091
Compass Bank 5.50%, 4/01/20		1,339	1,390,724
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		623	642,210
Countrywide Financial Corp. 6.25%, 5/15/16		62	69,178
Danske Bank A/S 5.684%, 2/15/17	GBP	528	807,948
DNB Bank ASA 3.20%, 4/03/17(a)	U.S.$	1,365	1,456,806
Fifth Third Bancorp 3.50%, 3/15/22		525	557,009
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		630	752,219
6.00%, 6/15/20		1,430	1,722,847
Series G 7.50%, 2/15/19		990	1,248,375
HSBC Holdings PLC 4.00%, 3/30/22		1,430	1,584,058
5.10%, 4/05/21		839	995,213
ING Bank NV 2.00%, 9/25/15(a)		1,360	1,385,304

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 4.40%, 7/22/20	U.S.$	1,165	$1,319,805
4.50%, 1/24/22		520	587,346
Series Q 5.15%, 5/01/23		397	403,451
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		282	314,379
Macquarie Group Ltd. 4.875%, 8/10/17(a)		668	736,516
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		1,888	2,208,520
6.625%, 4/01/18		995	1,192,818
Murray Street Investment Trust I 4.647%, 3/09/17		125	136,921
National Capital Trust II 5.486%, 3/23/15(a)		372	380,370
Nationwide Building Society 6.25%, 2/25/20(a)		1,415	1,707,764
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		346	410,010
Santander US Debt SAU 2.991%, 10/07/13(a)		1,500	1,508,760
Societe Generale SA 2.50%, 1/15/14(a)		695	701,813
SouthTrust Corp. 5.80%, 6/15/14		1,470	1,534,499
Standard Chartered PLC 4.00%, 7/12/22(a)		1,310	1,370,522
UBS AG/Stamford CT 7.625%, 8/17/22		620	718,917
UFJ Finance Aruba AEC 6.75%, 7/15/13		172	174,191
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		563	582,927
Vesey Street Investment Trust I 4.404%, 9/01/16		335	364,316

			39,913,528

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		1,240	1,246,508

Finance – 0.5%
General Electric Capital Corp. 4.65%, 10/17/21		544	621,721
SLM Corp. 7.25%, 1/25/22		825	917,812
Series A 5.375%, 5/15/14		710	737,726

			2,277,259

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 2.9%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16	U.S.$	650	$771,255
Allstate Corp. (The) 6.125%, 5/15/37		905	970,703
American International Group, Inc. 4.875%, 6/01/22		755	869,665
6.40%, 12/15/20		680	850,815
Coventry Health Care, Inc. 5.95%, 3/15/17		295	341,984
6.125%, 1/15/15		115	124,072
6.30%, 8/15/14		900	958,965
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		542	754,583
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		280	296,324
5.125%, 4/15/22		435	515,517
5.50%, 3/30/20		726	867,706
Humana, Inc. 6.45%, 6/01/16		130	149,673
7.20%, 6/15/18		825	1,010,651
Lincoln National Corp. 8.75%, 7/01/19		361	491,840
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		300	486,991
MetLife Capital Trust IV 7.875%, 12/15/37(a)		590	740,450
MetLife, Inc. 7.717%, 2/15/19		358	470,428
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,190	1,792,523
Prudential Financial, Inc. 5.625%, 6/15/43		920	966,000
WellPoint, Inc. 3.30%, 1/15/23		486	501,249
XL Group PLC 5.25%, 9/15/14		824	870,120

			14,801,514

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		998	1,059,541

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		1,410	1,672,476
Health Care REIT, Inc. 5.25%, 1/15/22		1,410	1,636,636

			3,309,112

			62,607,462

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 3.4%
Electric – 1.2%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$	440	$514,412
Constellation Energy Group, Inc. 5.15%, 12/01/20		260	300,971
FirstEnergy Corp. Series B 4.25%, 3/15/23		65	67,141
Series C 7.375%, 11/15/31		215	257,206
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		1,115	1,438,135
Nisource Finance Corp. 6.80%, 1/15/19		1,465	1,803,960
Pacific Gas & Electric Co. 4.50%, 12/15/41		530	574,710
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		283	288,987
TECO Finance, Inc. 4.00%, 3/15/16		310	334,311
5.15%, 3/15/20		380	444,340
Union Electric Co. 6.70%, 2/01/19		140	176,593
Wisconsin Energy Corp. 6.25%, 5/15/67		140	152,600

			6,353,366

Natural Gas – 2.2%
DCP Midstream LLC 5.35%, 3/15/20(a)		396	442,277
Energy Transfer Partners LP 6.70%, 7/01/18		411	501,247
7.50%, 7/01/38		909	1,184,736
Enterprise Products Operating LLC 5.20%, 9/01/20		235	280,097
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,582,183
4.15%, 3/01/22		339	369,439
ONEOK, Inc. 4.25%, 2/01/22		1,345	1,449,263
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,365	1,488,598
TransCanada PipeLines Ltd. 6.35%, 5/15/67		1,670	1,782,892
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,209	1,221,224
Williams Partners LP 5.25%, 3/15/20		733	850,660

			11,152,616

			17,505,982

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)	U.S.$	977	$1,097,268

Total Corporates – Investment Grades (cost $134,181,998)			150,253,702

GOVERNMENTS – TREASURIES – 19.1%
United States – 19.1%
U.S. Treasury Bonds 2.75%, 8/15/42		805	781,731
3.00%, 5/15/42		1,210	1,238,926
3.125%, 2/15/42		1,120	1,176,700
4.50%, 2/15/36		5,849	7,698,483
4.625%, 2/15/40		9,825	13,297,528
U.S. Treasury Notes 0.50%, 7/31/17		3,340	3,334,519
0.625%, 8/31/17-11/30/17		4,405	4,415,354
0.75%, 6/30/17-2/28/18		9,635	9,694,726
0.875%, 11/30/16-1/31/17		6,300	6,400,588
1.00%, 8/31/16		20,405	20,827,445
1.50%, 6/30/16		10,090	10,457,337
1.75%, 5/15/22		595	605,645
2.00%, 11/15/21-2/15/23		16,926	17,546,430

Total Governments – Treasuries (cost $92,125,062)			97,475,412

MORTGAGE PASS-THROUGHS – 17.5%
Agency Fixed Rate 30-Year – 15.2%
Federal Home Loan Mortgage Corp. Gold 4.50%, 12/01/39		8,342	8,933,185
5.50%, 4/01/38		1,446	1,561,905
Series 2005 5.50%, 1/01/35		807	877,233
Series 2007 5.50%, 7/01/35		112	121,699
Federal National Mortgage Association 3.00%, TBA		12,810	13,398,459
3.50%, TBA		15,840	16,877,026
4.00%, TBA		9,650	10,328,516
4.50%, TBA		7,750	8,355,469
5.50%, 1/01/35-6/01/38		5,897	6,445,949
Series 2003 5.00%, 11/01/33		105	113,886
5.50%, 4/01/33-7/01/33		826	908,012
Series 2004 5.50%, 4/01/34-11/01/34		473	520,277

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Series 2005 4.50%, 8/01/35	U.S.$	297		$320,808
5.50%, 2/01/35		356		390,565
Series 2006 5.00%, 2/01/36		280		304,034
5.50%, 4/01/36		770		842,803
Series 2007 4.50%, 9/01/35		266		287,818
5.00%, 11/01/35-7/01/36		3,406		3,702,028
5.50%, 8/01/37		3,055		3,353,432
Government National Mortgage Association Series 1990 9.00%, 12/15/19		– 0	–*	78
Series 1999 8.15%, 9/15/20		114		122,970

				77,766,152

Agency ARMs – 1.2%
Federal Home Loan Mortgage Corp. 2.384%, 11/01/35(b)		1,577		1,679,844
2.749%, 5/01/38(d)		797		859,527
Series 2006 2.388%, 3/01/34(d)		354		375,463
2.986%, 1/01/37(b)		88		95,172
Series 2007 3.055%, 3/01/37(b)		1,201		1,285,162
Federal National Mortgage Association Series 2007 2.38%, 3/01/34(d)		1,207		1,292,317
2.973%, 8/01/37(d)		448		481,452

				6,068,937

Agency Fixed Rate 15-Year – 1.1%
Federal National Mortgage Association 3.00%, 4/01/21-10/01/27		5,310		5,615,121
Government National Mortgage Association Series 2001 7.50%, 12/15/14		36		36,358

				5,651,479

Total Mortgage Pass-Throughs (cost $87,257,345)				89,486,568

ASSET-BACKED SECURITIES – 12.7%
Autos - Fixed Rate – 7.3%
Ally Auto Receivables Trust Series 2012-1, Class A2 0.71%, 9/15/14		390		390,400
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		1,300		1,304,586

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15	U.S.$	206	$206,614
Series 2012-4, Class A2 0.49%, 4/08/16		1,848	1,848,554
Series 2013-1, Class A2 0.49%, 6/08/16		1,161	1,161,771
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		1,150	1,151,061
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,005	1,033,322
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		930	939,547
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		999	999,999
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		715	718,971
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		967	973,032
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,013	1,014,993
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		590	593,982
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	1,350	1,344,295
Series 2013-R1A, Class A2 1.676%, 9/15/16(a)		873	868,277
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	1,521	1,521,840
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		895	904,474
Series 2012-D, Class B 1.01%, 5/15/18		440	440,764
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		1,730	1,736,175

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-1, Class A1 0.85%, 1/15/18	U.S.$	1,237	$1,238,877
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		880	883,776
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		2,370	2,384,330
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		1,375	1,376,696
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		868	867,947
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		2,148	2,152,524
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		1,466	1,468,216
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		844	845,659
Series 2012-B, Class A2A 0.45%, 6/15/15		685	684,947
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)		1,522	1,525,145
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16		1,470	1,476,037
Series 2012-6, Class A2 0.47%, 9/15/15		600	600,051
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		910	911,326
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		1,631	1,638,835

			37,207,023

Credit Cards - Fixed Rate – 3.4%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		2,910	2,922,733
Series 2012-5, Class A 0.59%, 5/15/18		1,580	1,582,973

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)	U.S.$	1,275	$1,292,282
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		1,295	1,309,995
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17		1,585	1,586,110
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		791	795,973
Series 2012-A3, Class A3 0.86%, 11/15/17		891	897,204
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		1,570	1,571,813
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		1,445	1,465,502
Series 2012-7, Class A 1.76%, 9/15/22		1,245	1,249,340
Series 2013-1, Class A 1.35%, 3/15/21		1,185	1,193,003
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		890	909,881
Series 2013-A, Class A 1.61%, 12/15/21		570	576,856

			17,353,665

Autos - Floating Rate – 0.7%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.599%, 9/15/17(a)(b)		870	872,451
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.689%, 6/20/17(b)		2,895	2,907,524

			3,779,975

Credit Cards - Floating Rate – 0.6%
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.919%, 2/15/17(a)(b)	EUR	1,235	1,640,016
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.77%, 3/18/14(a)(b)	U.S.$	1,571	1,574,703

			3,214,719

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.6%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(a)	CAD	20	$19,484
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)	U.S.$	773	776,197
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		205	205,279
Series 2012-A, Class A3 0.94%, 5/15/17		1,061	1,065,180
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		567	568,312
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)		385	385,781

			3,020,233

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		70	71,241
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		153	151,860
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		18	– 0	–

			223,101

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.325%, 12/25/32(b)		76	74,008
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.459%, 1/20/35(b)		96	95,167

			169,175

Total Asset-Backed Securities (cost $64,719,020)			64,967,891

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.6%
Non-Agency Fixed Rate CMBS – 7.1%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		411	463,331

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns Commercial Mortgage Securities Series 2006-T24, Class AJ 5.598%, 10/12/41	U.S.$	545	$532,649
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(a)		1,305	1,349,963
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,130	2,415,648
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		669	671,275
Commercial Mortgage Pass-Through Certificates Series 2006-C3, Class AJ 5.989%, 6/15/38		515	521,072
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.989%, 6/15/38		2,849	3,195,636
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.985%, 5/15/46		1,200	1,408,111
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		890	886,416
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.415%, 4/10/37		775	649,569
Series 2007-GG9, Class A4 5.444%, 3/10/39		2,495	2,851,628
Series 2007-GG9, Class AM 5.475%, 3/10/39		475	534,788
GS Mortgage Securities Corp. II Series 2012-GCJ7, Class A4 3.377%, 5/10/45		2,680	2,880,684
Series 2012-GCJ9, Class A3 2.773%, 11/10/45		802	815,084
GS Mortgage Securities Trust Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,392	1,444,118
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		2,335	2,618,035
Series 2007-CB19, Class AM 5.91%, 2/12/49		470	529,990

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-LD11, Class A4 6.002%, 6/15/49	U.S.$	710	$821,646
Series 2007-LD12, Class AM 6.198%, 2/15/51		795	922,695
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,053	1,098,664
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		911	923,769
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,409,947
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		1,047	1,057,387
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.455%, 11/01/31(a)(g)(h)		5,916	59,535
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		552	577,635
Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,117,095
Series 2013-C5, Class A4 3.185%, 3/10/46		2,186	2,288,324

			36,044,694

Non-Agency Floating Rate CMBS – 0.5%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.902%, 12/05/31(a)(b)		685	685,615
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.051%, 11/08/29(a)(b)		1,360	1,363,467
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(d)		766	799,836

			2,848,918

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39 0.143%, 7/16/46(d)(g)		3,821	37,373

Total Commercial Mortgage-Backed Securities (cost $36,858,378)			38,930,985

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCIES – 3.9%
Agency Debentures – 3.9%
Federal National Mortgage Association 6.25%, 5/15/29	U.S.$	8,610	$12,447,847
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		8,407	7,580,365

Total Agencies (cost $17,132,502)			20,028,212

CORPORATES – NON-INVESTMENT GRADES – 1.4%
Financial Institutions – 0.7%
Banking – 0.6%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	340	422,017
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	1,335	1,398,412
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		635	678,315
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19	EUR	385	740,258

			3,239,002

Other Finance – 0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)	U.S.$	552	632,498

			3,871,500

Industrial – 0.7%
Basic – 0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		107	112,350

Capital Goods – 0.4%
B/E Aerospace, Inc. 5.25%, 4/01/22		825	878,625
Ball Corp. 5.00%, 3/15/22		820	871,250

			1,749,875

Consumer Cyclical - Other – 0.2%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		825	895,125

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		395	430,550
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		281	285,861

			716,411

			3,473,761

Total Corporates – Non-Investment Grades (cost $6,209,948)			7,345,261

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.3%
Quasi-Sovereign Bonds – 1.3%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)	U.S.$	839	$931,290

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		790	951,950

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,633,235

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		1,365	1,428,972

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		1,365	1,462,256

Total Quasi-Sovereigns (cost $5,729,032)			6,407,703

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Non-Agency Fixed Rate – 0.6%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.709%, 5/25/35		1,020	1,004,220
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.821%, 7/25/36		1,254	944,090
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32		1,141	1,014,808

			2,963,118

Non-Agency Floating Rate – 0.2%
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.877%, 2/25/47(b)		1,521	1,201,868

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.769%, 5/28/35		65	56,530

Total Collateralized Mortgage Obligations (cost $5,006,844)			4,221,516

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.5%
Indonesia – 0.2%
Indonesia Government International Bond 3.375%, 4/15/23(a)	U.S.$	750	$765,937
Republic of Indonesia 5.25%, 1/17/42(a)		294	332,220

			1,098,157

Qatar – 0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)		1,108	1,263,120

Total Governments – Sovereign Bonds (cost $2,128,518)			2,361,277

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $985,975)		970	1,452,206

EMERGING MARKETS – SOVEREIGNS – 0.2%
Turkey – 0.2%
Turkey Government International Bond 4.875%, 4/16/43 (cost $892,478)		903	923,318

EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Communications - Telecommunications – 0.1%
VimpelCom Holdings BV 5.20%, 2/13/19(a) (cost $295,000)		295	296,764

		Shares
SHORT-TERM INVESTMENTS – 9.7%
Investment Companies – 6.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(i) (cost $34,180,654)		34,180,654	34,180,654

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Governments - Treasuries – 3.0%
Japan Treasury Discount Bill Series 348 Zero Coupon, 6/03/13 (cost $14,806,151)	JPY	1,470,000	$15,078,018

Total Short-Term Investments (cost $48,986,805)			49,258,672

Total Investments – 104.5% (cost $502,508,905)			533,409,487
Other assets less liabilities – (4.5)%			(23,208,267)

Net Assets – 100.0%			$510,201,220

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. Note 2 Yr (CBT) Futures	14	June 2013	$3,086,528	$3,088,750	$(2,222)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	EUR	3,816	USD	4,980	5/16/13	$(46,129)
Deutsche Bank AG London	USD	462	GBP	297	5/16/13	(757)
Goldman Sachs Capital Markets LP	JPY	1,470,000	USD	14,818	6/03/13	(263,244)
JPMorgan Chase Bank, NA	JPY	745,318	USD	7,474	5/31/13	(172,016)
Royal Bank of Scotland PLC	GBP	5,746	USD	8,796	5/16/13	(129,493)
Royal Bank of Scotland PLC	CAD	8,046	USD	7,827	6/07/13	(152,894)

						$(764,533)

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$5,590	1/30/17	1.059%	3 Month LIBOR	$(115,188)
JPMorgan Chase Bank, NA	6,230	2/07/22	2.043%	3 Month LIBOR	(231,182)

					$(346,370)

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00%	0.85%	$1,360	$9,242	$(42,017)	$51,259

*	Termination date

CROSS CURRENCY SWAP CONTRACTS (see Note D)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$14,192

*	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the aggregate market value of these securities amounted to $71,558,361 or 14.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2013.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2013.

(d)	Variable rate coupon, rate shown as of April 30, 2013.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of April 30, 2013, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$17,607	$	– 0	–	0.00%

(f)	Fair valued by the Adviser.

(g)	IO – Interest Only

(h)	Illiquid security.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

GO – General Obligation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $468,328,251)	$499,228,833
Affiliated issuers (cost $34,180,654)	34,180,654	(a)
Cash	7,364	(b)
Receivable for investment securities sold	26,295,653
Interest and dividends receivable	3,660,352
Receivable for capital stock sold	150,159
Unrealized appreciation on credit default swap contracts	51,259
Unrealized appreciation on cross currency swap contracts	14,192

Total assets	563,588,466

Liabilities
Payable for investment securities purchased	50,395,311
Unrealized depreciation of forward currency exchange contracts	764,533
Payable for capital stock redeemed	714,076
Collateral received from broker	510,000
Unrealized depreciation on interest rate swap contracts	346,370
Dividends payable	171,104
Distribution fee payable	140,420
Advisory fee payable	133,570
Transfer Agent fee payable	64,652
Premium received on credit default swap contracts	42,017
Administrative fee payable	19,104
Accrued expenses	86,089

Total liabilities	53,387,246

Net Assets	$510,201,220

Composition of Net Assets
Capital stock, at par	$44,723
Additional paid-in capital	520,141,122
Distributions in excess of net investment income	(1,393,428)
Accumulated net realized loss on investment and foreign currency transactions	(38,444,466)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	29,853,269

	$510,201,220

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$346,147,774	30,339,033	$11.41	*

B	$7,667,582	671,782	$11.41

C	$56,342,255	4,947,668	$11.39

Advisor	$93,908,398	8,227,158	$11.41

R	$2,453,787	215,070	$11.41

K	$3,670,632	321,478	$11.42

I	$10,792	944.50	$11.43

(a)	Includes investment of cash collateral of $510,000 received from broker for OTC derivatives outstanding at April 30, 2013.

(b)	An amount of $3,150 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2013.

*	The maximum offering price per share for Class A shares was $11.92 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (unaudited)

Investment Income
Interest	$7,668,653
Dividends—Affiliated issuers	21,948	$7,690,601

Expenses
Advisory fee (see Note B)	1,171,220
Distribution fee—Class A	531,615
Distribution fee—Class B	41,626
Distribution fee—Class C	289,537
Distribution fee—Class R	5,999
Distribution fee—Class K	4,712
Transfer agency—Class A	276,824
Transfer agency—Class B	7,202
Transfer agency—Class C	46,548
Transfer agency—Advisor Class	73,160
Transfer agency—Class R	3,120
Transfer agency—Class K	2,835
Transfer agency—Class I	95
Custodian	104,388
Registration fees	49,984
Printing	35,640
Audit	27,966
Administrative	23,617
Legal	21,249
Directors’ fees	5,795
Miscellaneous	12,018

Total expenses	2,735,150
Less: expenses waived and reimbursed by the Adviser (see Note B)	(367,280)

Net expenses		2,367,870

Net investment income		5,322,731

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		4,362,130
Futures contracts		(27,494)
Swap contracts		(19,338)
Foreign currency transactions		1,999,532
Net change in unrealized appreciation/ depreciation of:
Investments		(2,770,035)
Futures contracts		(3,593)
Swap contracts		20,658
Foreign currency denominated assets and liabilities and other assets		(1,273,047)

Net gain on investment and foreign currency transactions		2,288,813

Net Increase in Net Assets from Operations		$7,611,544

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,322,731	$12,291,935
Net realized gain on investment and foreign currency transactions	6,314,830	2,918,656
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(4,026,017)	17,777,852

Net increase in net assets from operations	7,611,544	32,988,443
Dividends to Shareholders from
Net investment income
Class A	(5,097,542)	(10,803,343)
Class B	(91,413)	(223,298)
Class C	(633,656)	(1,357,337)
Advisor Class	(1,480,799)	(2,944,926)
Class R	(33,214)	(39,970)
Class K	(55,124)	(96,136)
Class I	(2,108)	(24,064)
Capital Stock Transactions
Net decrease	(31,790,670)	(23,730,835)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	23,591

Total decrease	(31,572,982)	(6,207,875)
Net Assets
Beginning of period	541,774,202	547,982,077

End of period (including distributions in excess of net investment income of ($1,393,428) and undistributed net investment income of $677,697, respectively)	$510,201,220	$541,774,202

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Intermediate Bond Portfolio. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$150,253,702		$	– 0	–	$150,253,702
Governments – Treasuries		– 0	–	97,475,412			– 0	–	97,475,412
Mortgage Pass-Throughs		– 0	–	89,486,568			– 0	–	89,486,568
Asset-Backed Securities		– 0	–	61,555,382			3,412,509		64,967,891
Commercial Mortgage-Backed Securities		– 0	–	33,895,710			5,035,275		38,930,985
Agencies		– 0	–	20,028,212			– 0	–	20,028,212
Corporates – Non-Investment Grades		– 0	–	7,345,261			– 0	–	7,345,261
Quasi-Sovereigns		– 0	–	6,407,703			– 0	–	6,407,703
Collateralized Mortgage Obligations		– 0	–	56,530			4,164,986		4,221,516
Governments – Sovereign Bonds		– 0	–	2,361,277			– 0	–	2,361,277
Local Governments – Municipal Bonds		– 0	–	1,452,206			– 0	–	1,452,206
Emerging Markets – Sovereigns		– 0	–	923,318			– 0	–	923,318
Emerging Markets – Corporate Bonds		– 0	–	296,764			– 0	–	296,764
Short-Term Investments:
Investment Companies		34,180,654		– 0	–		– 0	–	34,180,654
Governments – Treasuries		– 0	–	15,078,018			– 0	–	15,078,018

Total Investments in Securities		34,180,654		486,616,063			12,612,770		533,409,487
Other Financial Instruments*:
Assets:
Credit Default Swap Contracts		– 0	–	51,259			– 0	–	51,259
Cross Currency Swap Contracts		– 0	–	– 0	–		14,192		14,192
Liabilities:
Futures Contracts		(2,222)		– 0	–		– 0	–	(2,222)#
Forward Currency Exchange Contracts		– 0	–	(764,533)			– 0	–	(764,533)
Interest Rate Swap Contracts		– 0	–	(346,370)			– 0	–	(346,370)

Total^		$34,178,432		$485,556,419			$12,626,962		$532,361,813

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/12	$4,604,472		$4,520,594		$4,103,727
Accrued discounts/(premiums)	95		3,304		90
Realized gain (loss)	5,220		121,207		(651,625)
Change in unrealized appreciation/depreciation	(10,746)		430,015		959,401
Purchases	– 0	–	2,078,231		– 0	–
Sales	(1,186,532)		(2,118,076)		(246,607)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 4/30/13	$3,412,509		$5,035,275		$4,164,986

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$(10,746)		$430,015		$424,042

	Cross Currency Swap Contracts		Total
Balance as of 10/31/12	$42,874		$13,271,667
Accrued discounts/(premiums)	– 0	–	3,489
Realized gain (loss)	– 0	–	(525,198)
Change in unrealized appreciation/depreciation	(28,682)		1,349,988
Purchases	– 0	–	2,078,231
Sales	– 0	–	(3,551,215)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/13	$14,192		$12,626,962

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$(28,682)		$814,629

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at April 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$3,412,509	Third Party Vendor	Evaluated Quotes	$96.90-$102.30/
				$100.18
Commercial Mortgage-Backed Securities	$5,035,275	Third Party Vendor	Evaluated Quotes	$1.01-$116.06/
				$105.99
Collateralized Mortgage Obligations	$4,164,986	Third Party Vendor	Evaluated Quotes	$75.29-$98.44/
				$85.27
Cross Currency Swap Contracts	$14,192	Bloomberg Vendor Model	Bloomberg Currency Swap Curves	N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective February 1, 2013, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to February 1, 2013, the Expense Caps were 85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 31, 2014 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2013, such reimbursement waivers amounted to $367,280.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2013, the reimbursement for such services amounted to $23,617.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $211,809 for the six months ended April 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

has advised the Portfolio that it has retained front-end sales charges of $5,608 from the sale of Class A shares and received $3,697, $818 and $4,860 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2013.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2013 (000)	Dividend Income (000)
$ 28,304	$152,217	$146,340	$34,181	$22

Brokerage commissions paid on investment transactions for the six months ended April 30, 2013 amounted to $241, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $743,058. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $369,671 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $369,671.

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $949,662, $114,602 and $43,304 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$64,478,087	$43,783,201
U.S. government securities	307,797,931	349,625,323

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$31,821,474
Gross unrealized depreciation	(920,892)

Net unrealized appreciation	$30,900,582

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2013, the Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2013, the Portfolio held interest rate swaps for hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

During the six months ended April 30, 2013, the Portfolio held currency swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended April 30, 2013, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

At April 30, 2013, the Portfolio had a Sale Contract outstanding with a Maximum Payout Amount of $1,360,000, with net unrealized appreciation of $51,259, and a term of less than five years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $1,110,903. If a trigger event had occurred at April 30, 2013, for those derivatives in a net liability position, an amount of $1,110,903 would be required to be posted by the Portfolio.

At April 30, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$764,533

Foreign exchange contracts	Unrealized appreciation on cross currency swap contracts	$14,192

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	2,222	*

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	346,370

Credit contracts	Unrealized appreciation on credit default swap contracts	51,259

Total		$65,451		$1,113,125

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$298,187	$(1,272,025)

Foreign exchange contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	3,661	(28,682)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(27,494)	(3,593)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(1,201)	9,030

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(21,798)	40,310

Total		$251,355	$(1,254,960)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended April 30, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,693,704
Average principal amount of sale contracts	$38,719,919

Cross Currency Swap Contracts:
Average notional amount	$1,637,610

Futures Contracts:
Average original value of buy contracts	$3,737,669	(a)
Average original value of sale contracts	$3,400,910

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

Interest Rate Swap Contracts:
Average notional amount	$14,770,220

Credit Default Swap Contracts:
Average notional amount of sale contracts	$1,360,000

(a)	Positions were open for one month during the period.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended April 30, 2013, the Portfolio earned drop income of $360,147 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2013, the Portfolio had no transactions in reverse repurchase agreements.

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class A
Shares sold	1,001,960	3,180,705	$11,095,207	$35,397,916

Shares issued in reinvestment of dividends	332,759	704,877	3,768,887	7,848,590

Shares converted from Class B	41,776	235,920	726,865	2,636,047

Shares redeemed	(3,552,183)	(6,168,866)	(40,257,957)	(68,770,065)

Net decrease	(2,175,688)	(2,047,364)	$(24,666,998)	$(22,887,512)

Class B
Shares sold	43,205	191,893	$489,914	$2,141,659

Shares issued in reinvestment of dividends	7,198	18,144	81,588	202,217

Shares converted to Class A	(45,479)	(235,838)	(726,865)	(2,636,047)

Shares redeemed	(130,085)	(182,557)	(1,261,994)	(2,036,753)

Net decrease	(125,161)	(208,358)	$(1,417,357)	$(2,328,924)

Class C
Shares sold	228,786	809,250	$2,587,387	$8,991,383

Shares issued in reinvestment of dividends	43,505	93,922	491,873	1,043,401

Shares redeemed	(705,264)	(1,162,243)	(7,970,561)	(12,939,160)

Net decrease	(432,973)	(259,071)	$(4,891,301)	$(2,904,376)

Advisor Class
Shares sold	737,408	1,672,705	$8,372,131	$18,639,976

Shares issued in reinvestment of dividends	126,679	247,338	1,435,757	2,756,938

Shares redeemed	(930,113)	(1,630,630)	(10,554,503)	(18,267,023)

Net increase (decrease)	(66,026)	289,413	$(746,615)	$3,129,891

Class R
Shares sold	143,101	191,972	$1,628,834	$2,139,063

Shares issued in reinvestment of dividends	2,969	3,525	33,613	39,355

Shares redeemed	(68,523)	(163,801)	(774,376)	(1,833,909)

Net increase	77,547	31,696	$888,071	$344,509

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class K
Shares sold	25,028	98,325	$284,402	$1,096,546

Shares issued in reinvestment of dividends	5,067	8,569	57,431	95,603

Shares redeemed	(43,677)	(31,478)	(495,103)	(350,698)

Net increase (decrease)	(13,582)	75,416	$(153,270)	$841,451

Class I
Shares sold	1,146	6,737	$13,067	$75,167

Shares issued in reinvestment of dividends	152	2,153	1,727	24,026

Shares redeemed	(71,691)	(2,255)	(817,994)	(25,067)

Net increase (decrease)	(70,393)	6,635	$(803,200)	$74,126

For the year ended October 31, 2012, the Portfolio received $23,591 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$15,489,074	$18,993,473

Total taxable distributions paid	$15,489,074	$18,993,473

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,455,265
Accumulated capital and other losses	(44,665,589	)(a)
Unrealized appreciation/(depreciation)	33,339,150	(b)

Total accumulated earnings/(deficit)	$(9,871,174	)(c)

(a)	On October 31, 2012, the Portfolio had a net capital loss carryforward of $44,586,760. During the fiscal year, the Portfolio utilized $3,336,287 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $14,257,475 of capital loss carryforwards expire during the fiscal year. As of October 31, 2012, the cumulative deferred loss on straddles was $78,829.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

As of October 31, 2012, the Portfolio had a net capital loss carryforward of $44,586,760 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 12,682,229	n/a	2013
19,419,566	n/a	2014
12,484,965	n/a	2015

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24

Income From Investment Operations
Net investment income(a)(b)	.12	.26	.37	.42	.44	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.42	.07	.70	1.53	(1.49)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.17	.68	.44	1.12	1.97	(.99)

Less: Dividends
Dividends from net investment income	(.16)	(.32)	(.38)	(.42)	(.46)	(.48)

Net asset value, end of period	$ 11.41	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77

Total Return
Total investment return based on net asset value(d)	1.52%	6.27	%†	4.11%	11.17	%*	23.01	%*	(10.15	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$346,147	$370,672	$381,577	$418,023	$419,319	$360,606
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	.87	%(f)	.85%	.85%	.91	%(g)	.89%	.85%
Expenses, before waivers/ reimbursements(e)	1.01	%(f)	.99%	1.00%	1.11	%(g)	1.11%	1.09%
Net investment income(b)	2.08	%(f)	2.29%	3.42%	3.98	%(g)	4.71%	4.68%
Portfolio turnover rate	72%	110%	115%	99%	95%	184%

See footnote summary on page 65.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.41	$ 11.05	$ 10.98	$ 10.28	$ 8.77	$ 10.23

Income From Investment Operations
Net investment income(a)(b)	.08	.18	.30	.35	.38	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04	.43	.08	.70	1.52	(1.47)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.12	.61	.38	1.05	1.90	(1.05)

Less: Dividends
Dividends from net investment income	(.12)	(.25)	(.31)	(.35)	(.39)	(.41)

Net asset value, end of period	$ 11.41	$ 11.41	$ 11.05	$ 10.98	$ 10.28	$ 8.77

Total Return
Total investment return based on net asset value(d)	1.08%	5.56	%†	3.50%	10.40	%*	22.17	%*	(10.69	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,668	$9,089	$11,104	$16,048	$21,830	$31,207
Ratio to average net asset of:
Expenses, net of waivers/reimbursements(e)	1.57	%(f)	1.55%	1.55%	1.62	%(g)	1.58%	1.55%
Expenses, before waivers/ reimbursements(e)	1.73	%(f)	1.74%	1.75%	1.88	%(g)	1.87%	1.83%
Net investment income(b)	1.38	%(f)	1.59%	2.73%	3.35	%(g)	4.07%	3.95%
Portfolio turnover rate	72%	110%	115%	99%	95%	184%

See footnote summary on page 65.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.38	$ 11.02	$ 10.96	$ 10.26	$ 8.75	$ 10.22

Income From Investment Operations
Net investment income(a)(b)	.08	.18	.29	.35	.38	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.42	.07	.70	1.52	(1.49)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.13	.60	.36	1.05	1.90	(1.06)

Less: Dividends
Dividends from net investment income	(.12)	(.24)	(.30)	(.35)	(.39)	(.41)

Net asset value, end of period	$ 11.39	$ 11.38	$ 11.02	$ 10.96	$ 10.26	$ 8.75

Total Return
Total investment return based on net asset value(d)	1.17%	5.55	%†	3.40%	10.42	%*	22.22	%*	(10.80	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,342	$61,224	$62,147	$66,568	$61,635	$51,708
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	1.57	%(f)	1.55%	1.55%	1.61	%(g)	1.59%	1.55%
Expenses, before waivers/ reimbursements(e)	1.72	%(f)	1.70%	1.71%	1.83	%(g)	1.82%	1.80%
Net investment income(b)	1.39	%(f)	1.60%	2.72%	3.27	%(g)	4.02%	3.99%
Portfolio turnover rate	72%	110%	115%	99%	95%	184%

See footnote summary on page 65.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.41	$ 11.05	$ 10.99	$ 10.28	$ 8.78	$ 10.24

Income From Investment Operations
Net investment income(a)(b)	.13	.29	.40	.44	.47	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.42	.07	.73	1.51	(1.45)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.18	.71	.47	1.17	1.98	(.95)

Less: Dividends
Dividends from net investment income	(.18)	(.35)	(.41)	(.46)	(.48)	(.51)

Net asset value, end of period	$ 11.41	$ 11.41	$ 11.05	$ 10.99	$ 10.28	$ 8.78

Total Return
Total investment return based on net asset value(d)	1.58%	6.59	%†	4.43%	11.59	%*	23.23	%*	(9.78	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,908	$94,584	$88,402	$89,981	$62,369	$33,139
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.57	%(f)	.55%	.55%	.60	%(g)	.60%	.55%
Expenses, before waivers/ reimbursements(e)	.71	%(f)	.69%	.70%	.80	%(g)	.80%	.80%
Net investment income(b)	2.38	%(f)	2.59%	3.70%	4.19	%(g)	4.95%	4.98%
Portfolio turnover rate	72%	110%	115%	99%	95%	184%

See footnote summary on page 65.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24

Income From Investment Operations
Net investment income(a)(b)	.11	.23	.34	.37	.43	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.43	.08	.73	1.51	(1.47)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.16	.66	.42	1.10	1.94	(1.01)

Less: Dividends
Dividends from net investment income	(.15)	(.30)	(.36)	(.40)	(.43)	(.46)

Net asset value, end of period	$ 11.41	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77

Total Return
Total investment return based on net asset value(d)	1.42%	6.05	%†	3.91%	10.94	%*	22.74	%*	(10.33	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,454	$1,568	$1,168	$759	$156	$73
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.08	%(f)	1.05%	1.05%	1.08	%(g)	1.11%	1.05%
Expenses, before waivers/ reimbursements(e)	1.32	%(f)	1.29%	1.31%	1.37	%(g)	1.38%	1.25%
Net investment income(b)	1.89	%(f)	2.07%	3.16%	3.49	%(g)	4.39%	4.45%
Portfolio turnover rate	72%	110%	115%	99%	95%	184%

See footnote summary on page 65.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.41	$ 11.05	$ 10.99	$ 10.29	$ 8.78	$ 10.25

Income From Investment Operations
Net investment income(a)(b)	.12	.26	.38	.43	.45	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.43	.07	.70	1.52	(1.47)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.17	.69	.45	1.13	1.97	(.99)

Less: Dividends
Dividends from net investment income	(.16)	(.33)	(.39)	(.43)	(.46)	(.48)

Net asset value, end of period	$ 11.42	$ 11.41	$ 11.05	$ 10.99	$ 10.29	$ 8.78

Total Return
Total investment return based on net asset value(d)	1.54%	6.32	%†	4.17%	11.21	%*	23.05	%*	(10.09	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,671	$3,823	$2,869	$4,359	$4,434	$3,784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.82	%(f)	.80%	.80%	.86	%(g)	.84%	.80%
Expenses, before waivers/ reimbursements(e)	.96	%(f)	.99%	1.01%	1.09	%(g)	1.05%	1.02%
Net investment income(b)	2.13	%(f)	2.34%	3.49%	4.02	%(g)	4.76%	4.69%
Portfolio turnover rate	72%	110%	115%	99%	95%	184%

See footnote summary on page 65.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.42	$ 11.06	$ 11.00	$ 10.29	$ 8.78	$ 10.24

Income From Investment Operations
Net investment income(a)(b)	.09	.29	.42	.49	.47	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.42	.05	.68	1.52	(1.45)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.19	.71	.47	1.17	1.99	(.95)

Less: Dividends
Dividends from net investment income	(.18)	(.35)	(.41)	(.46)	(.48)	(.51)

Net asset value, end of period	$ 11.43	$ 11.42	$ 11.06	$ 11.00	$ 10.29	$ 8.78

Total Return
Total investment return based on net asset value(d)	1.65%	6.58	%†	4.42%	11.59	%*	23.36	%*	(9.78	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$814	$715	$1,348	$5,095	$5,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.55	%(f)	.55%	.55%	.67	%(g)	.59%	.55%
Expenses, before waivers/ reimbursements(e)	.67	%(f)	.66%	.68%	.81	%(g)	.72%	.64%
Net investment income(b)	2.41	%(f)	2.59%	3.76%	4.60	%(g)	5.02%	4.98%
Portfolio turnover rate	72%	110%	115%	99%	95%	184%

See footnote summary on page 65.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010		2009	2008

Class A
Net of waivers/reimbursements	.87	%(f)	.85%	.85%	.85	%(g)	.85%	.85%
Before waivers/reimbursements	1.01	%(f)	.99%	1.00%	1.05	%(g)	1.07%	1.09%
Class B
Net of waivers/reimbursements	1.57	%(f)	1.55%	1.55%	1.55	%(g)	1.55%	1.55%
Before waivers/reimbursements	1.73	%(f)	1.74%	1.75%	1.81	%(g)	1.84%	1.83%
Class C
Net of waivers/reimbursements	1.57	%(f)	1.55%	1.55%	1.55	%(g)	1.55%	1.55%
Before waivers/reimbursements	1.72	%(f)	1.70%	1.71%	1.77	%(g)	1.78%	1.80%
Advisor Class
Net of waivers/reimbursements	.57	%(f)	.55%	.55%	.55	%(g)	.55%	.55%
Before waivers/reimbursements	.71	%(f)	.69%	.70%	.75	%(g)	.76%	.80%
Class R
Net of waivers/reimbursements	1.08	%(f)	1.05%	1.05%	1.05	%(g)	1.05%	1.05%
Before waivers/reimbursements	1.32	%(f)	1.29%	1.31%	1.34	%(g)	1.33%	1.25%
Class K
Net of waivers/reimbursements	.82	%(f)	.80%	.80%	.80	%(g)	.80%	.80%
Before waivers/reimbursements	.96	%(f)	.99%	1.01%	1.03	%(g)	1.01%	1.02%
Class I
Net of waivers/reimbursements	.55	%(f)	.55%	.55%	.55	%(g)	.55%	.55%
Before waivers/reimbursements	.67	%(f)	.66%	.68%	.69	%(g)	.68%	.64%

(f)	Annualized.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Financial Highlights

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2010, October 31, 2009 and October 31, 2008 by 0.01%, 0.01% and 0.21%, respectively.

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year-ended October 31, 2012, (see note B).

See notes to financial statements.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”) for various periods ended July 31, 2012, and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), for the 1-, 3-, 5- and 10-year periods ended September 30, 2012 and the period since inception (July 1999 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 3-year period but lagged the Index in the 1-, 5- and 10-year periods and the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance in the 1-year period, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher rate than the Portfolio’s starting fee rate, but had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of the current undertaking by the Adviser. The information included the pro forma expense ratio to reflect the Adviser’s modification of the expense cap level of the Class A Shares from 85 basis points to 90 basis points effective February 1, 2013. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group median and essentially the same as the Expense Universe median. The Portfolio’s pro forma expense ratio, which reflected the increase in the expense cap level that would become effective on February 1, 2013, was higher than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory and that its pro forma expense ratio was acceptable.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/12 ($MM)
Intermediate Bond Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$546.0

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $66,498 (0.01% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

The Adviser provided notice to the Directors of its intention to modify the expense limitation undertaking expense levels for the Portfolio to be effective with the Portfolio’s prospectus updates on February 1, 2013. In this regard, the Adviser will raise the cap levels for the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Expense Cap Pursuant to Expense Limitation Undertaking
Portfolio	Class	Current	Effective 02/01/13	Gross Expense Ratio[5]	Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I	0.55% 0.85% 1.55% 1.55% 1.05% 0.80% 0.55%	0.60% 0.90% 1.60% 1.60% 1.10% 0.85% 0.60%	0.69% 0.99% 1.74% 1.70% 1.30% 0.98% 0.66%	Oct. 31 (ratios as of Apr. 30, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

5	Annualized.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2012 net assets.7

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$546.0	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.216%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2012 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.8 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2012 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2012 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.216%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.490	4/13

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.851	0.870	6/13	0.854	35/72
Pro-forma[14]	0.900	0.870	9/13	0.854	47/72

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
13	Most recently completed fiscal year Class A share total expense ratio.

14	Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2013.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011 relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $10,684, $1,919,856 and $19,110 in front-end sales charges,

Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $500,201 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

15

The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16

As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended July 31, 2012.20

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	6.23	7.78	7.24	13/13	73/88
3 year	8.65	8.26	7.92	6/13	24/80
5 year	6.57	7.46	6.70	9/12	38/69
10 year	5.27	5.93	5.47	8/10	32/52

17

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending July 31, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	6.23	8.65	6.57	5.27	5.68	4.48	0.74	10
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	6.26	3.62	1.01	10
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

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Select US Equity Portfolio

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Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

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Select US Long/Short Portfolio

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Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

AllianceBernstein Family of Funds

NOTES

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0152-0413

SEMI-ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

April 30, 2013

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 18, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Inflation Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2013.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation.

The Strategy pursues its objective by investing principally in Treasury Inflation-Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade (“junk bonds”). Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them is adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 7 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year TIPS Index, and to the Lipper TIPS Fund Average (the “Lipper Average”) for the six- and 12-month periods ended April 30, 2013.

All share classes of the Strategy rose in absolute terms and outperformed the benchmark and Lipper Average for the six-month period, before sales charges. During the 12-month period, all share classes rose and outperformed the benchmark, before sales charges; with the exception of Class C shares, all share classes outperformed the Lipper Average, before sales charges. For both periods, exposure to non-Treasury sectors, specifically investment-grade corporates, asset-backed securities, commercial mortgage-backed securities (“CMBS”) and high-yield corporates added to relative outperformance. The Strategy’s underweight to inflation-protected holdings helped relative performance for the six-month period, as TIPS underperformed nominal Treasuries.

During both periods, the Strategy utilized derivatives in the form of Treasury futures and interest rate swaps in order to manage duration, country exposure and yield curve positioning of the Strategy. Within the Strategy’s yield curve positioning, an overweight to intermediate maturities for the 12-month period was a positive contributor. The Strategy’s overall currency positioning contributed positively for both periods, helped by a short position in the Japanese yen, and to a lesser extent, a long position in the Mexican peso. During both periods, the Strategy utilized currency forwards for hedging back currency exposure on non-U.S. dollar positions and to manage the Strategy’s long/short currency positions. The Strategy also utilized leverage through repurchase agreements. Credit default swaps were utilized during both periods as a substitute for nominal corporate bonds, which had a positive impact on performance.

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Market Review and Investment Strategy

Global equity and bond markets advanced during the six-month period ended April 30 2013, largely driven by improved investor sentiment and the gradual return to riskier assets. As measured by the benchmark, U.S. fixed-income markets posted positive returns for the six-month period with credit sectors outperforming government bonds. Treasury yields ended the period relatively unchanged. Spreads in non-government sectors continued to tighten with investment-grade corporates, particularly financials, performing well. High-yield corporates posted strong returns as risk aversion ebbed and investors reached for yield.

For the six-month period, the TIPS yield curve steepened as intermediate yields fell. The aggregate rate shift resulted in a modest positive absolute return, with the benchmark returning 0.47%. A more modest inflation accrual during the period and a decrease in breakeven inflation rates (i.e., the difference between the yield on TIPS and a comparable maturity Treasury bond) resulted in TIPS underperforming Treasuries. TIPS in the one- to 10-year maturity range underperformed comparable U.S. Treasuries by approximately 0.65%, as measured within the benchmark.

Investors were relatively unaffected by fresh political and systemic concerns in the euro area. Policy and political developments, rather than an acceleration of global economic growth, were the market’s main drivers. The willingness of political leaders to address the structural flaws of the euro zone, along with the continued global monetary easing cycle led by the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”), lifted investor confidence for much of the period.

In Europe, the threat of a worst-case outcome for the euro was reduced. The ECB’s Outright Monetary Transactions program and more support for Greece alleviated fears of a euro breakup. China’s slowdown appeared to have bottomed out; in the view of the U.S. Core Fixed-Income Team (the “Team”), housing starts, corporate bond issuance and a steady yuan should support 7%-8% growth. In Japan, equity markets gained as the yen weakened amid expectations of a monetary policy shift following the Liberal Democratic Party’s victory in the December elections. After appointing a new governor and deputy governor for the Bank of Japan (“BOJ”), the Japanese government began to implement Prime Minister Shinzo Abe’s aggressive stimulatory policies. This led to a weakening of the yen, while expectations that the BOJ would include longer-dated Japanese government bonds (“JGBs”) in its asset purchase program caused JGBs to rally. U.S. financial markets continued to rebound, approaching new highs for the equity market late in the reporting period, despite investors’ concerns about slowing corporate earnings growth and continued political dysfunction.

In the Team’s view, U.S. monetary policy could create additional market

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

uncertainty in the coming year. The Federal Funds rate has been reduced to near zero percent and the Fed has, among other actions taken, purchased U.S. Treasury and mortgage-backed securities. The latter is commonly referred to as Quantitative Easing (“QE”). These policies have been beneficial to the fixed-income securities held in this Strategy. As the market perceives that the Fed will begin to reduce the level of accommodation, there may be downward pressure on prices of fixed-income securities, including those held in the Strategy. These and other risks to the Strategy are discussed further in this report.

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-protected securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Inflation Strategy
Class 1*	0.98%	4.28%

Class 2*	1.02%	4.45%

Class A	0.87%	4.08%

Class C	0.48%	3.33%

Advisor Class**	0.90%	4.28%

Class R**	0.78%	3.90%

Class K**	0.93%	4.24%

Class I**	1.06%	4.46%

Barclays 1-10 Year TIPS Index	0.47%	2.66%

Lipper TIPS Fund Average	0.26%	3.77%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns	SEC Yields‡

Class 1 Shares†			-0.23%
1 Year	4.28%	4.28%
Since Inception*	6.14%	6.14%

Class 2 Shares†			1.21%
1 Year	4.45%	4.45%
Since Inception*	6.23%	6.23%

Class A Shares			-0.41%
1 Year	4.08%	-0.32%
Since Inception*	5.89%	4.50%

Class C Shares			-1.01%
1 Year	3.33%	2.33%
Since Inception*	5.13%	5.13%

Advisor Class Shares††			-0.12%
1 Year	4.28%	4.28%
Since Inception*	6.18%	6.18%

Class R Shares††			-0.62%
1 Year	3.90%	3.90%
Since Inception*	5.71%	5.71%

Class K Shares††			-0.62%
1 Year	4.24%	4.24%
Since Inception*	5.96%	5.96%

Class I Shares††			-3.09%
1 Year	4.46%	4.46%
Since Inception*	6.23%	6.23%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.96%, 0.86%, 1.25%, 1.96%, 0.95%, 1.60%, 1.27% and 0.95% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.55%, 0.45%, 0.75%, 1.45%, 0.45%, 0.95%, 0.70% and 0.45% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

‡	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2013.

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

*	Inception date: 1/26/2010.

††	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class 1 Shares†
1 Year	5.26%
Since Inception*	6.22%

Class 2 Shares†
1 Year	5.27%
Since Inception*	6.27%

Class A Shares
1 Year	0.47%
Since Inception*	4.53%

Class C Shares
1 Year	3.27%
Since Inception*	5.21%

Advisor Class Shares††
1 Year	5.24%
Since Inception*	6.26%

Class R Shares††
1 Year	4.85%
Since Inception*	5.77%

Class K Shares††
1 Year	5.12%
Since Inception*	6.03%

Class I Shares††
1 Year	5.35%
Since Inception*	6.30%

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

*	Inception date: 1/26/2010.

††	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.70	$4.08	0.82%
Hypothetical**	$1,000	$1,020.73	$4.11	0.82%
Class C
Actual	$1,000	$1,004.80	$7.56	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Advisor Class
Actual	$1,000	$1,009.00	$2.59	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class R
Actual	$1,000	$1,007.80	$5.08	1.02%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%
Class K
Actual	$1,000	$1,009.30	$3.84	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Expense Example

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,010.60	$2.59	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class 1
Actual	$1,000	$1,009.80	$3.09	0.62%
Hypothetical**	$1,000	$1,021.72	$3.11	0.62%
Class 2
Actual	$1,000	$1,010.20	$2.59	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Expense Example

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $366.2

Total Investments ($mil): $463.3

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation-Protected Exposure	95.6%
Non-U.S.	—
Non-Inflation Exposure	4.4%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*
Corporates – Investment Grades	16.8%
Asset-Backed Securities	7.3%
Commercial Mortgage-Backed Securities	5.3%
Corporates – Non-Investment Grades	0.7%
Quasi-Sovereigns	0.4%
Governments – Sovereign Bonds	0.3%
Mortgage Pass-Throughs	0.1%
Emerging Markets – Corporate Bonds	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES**
Inflation-Linked Securities	75.6%
Corporates – Investment Grades	12.5%
Asset-Backed Securities	5.7%
Commercial Mortgage-Backed Securities	4.2%
Corporates – Non-Investment Grades	0.6%
Quasi-Sovereigns	0.3%
Governments – Sovereign Bonds	0.2%
Mortgage Pass-Throughs	0.1%
Emerging Markets – Corporate Bonds	0.1%
Short Term	0.7%

*	All data are as of April 30, 2013. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

**	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 95.6%
United States – 95.6%
U.S. Treasury Inflation Index
0.125%, 4/15/16-1/15/22 (TIPS)(a)	U.S.$	35,761	$38,170,257
0.125%, 4/15/18-1/15/23 (TIPS)		62,267	67,710,107
0.625%, 7/15/21 (TIPS)(a)		25,972	29,660,610
1.125%, 1/15/21 (TIPS)		2,451	2,879,518
1.25%, 7/15/20 (TIPS)(a)		22,361	26,554,865
1.375%, 7/15/18 (TIPS)		23,447	27,161,538
1.375%, 1/15/20 (TIPS)(a)		8,978	10,618,365
1.625%, 1/15/15 (TIPS)(a)		8,893	9,342,349
1.625%, 1/15/18 (TIPS)		8,259	9,511,943
1.875%, 7/15/15-7/15/19 (TIPS)		14,747	16,719,673
2.00%, 7/15/14 (TIPS)(a)		32,150	33,529,246
2.00%, 1/15/16 (TIPS)		4,514	4,953,720
2.125%, 1/15/19 (TIPS)		20,381	24,619,887
2.50%, 7/15/16 (TIPS)(a)		20,394	23,228,814
2.625%, 7/15/17 (TIPS)(a)		21,538	25,553,937

Total Inflation-Linked Securities (cost $342,410,902)			350,214,829

CORPORATES – INVESTMENT GRADES — 15.8%
Industrial – 8.4%
Basic – 1.4%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		465	487,486
Basell Finance Co. BV 8.10%, 3/15/27(b)		205	282,387
Cia Minera Milpo SAA 4.625%, 3/28/23(b)		412	416,332
Dow Chemical Co. (The)
4.125%, 11/15/21		560	609,988
5.25%, 11/15/41		185	209,150
8.55%, 5/15/19		67	90,338
Gerdau Trade, Inc.
4.75%, 4/15/23(b)		330	326,514
5.75%, 1/30/21(b)		101	108,777
International Paper Co. 4.75%, 2/15/22		800	910,840
LyondellBasell Industries NV 5.75%, 4/15/24		405	487,964
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		393	395,024
Vale SA 5.625%, 9/11/42		595	621,582

			4,946,382

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
CRH America, Inc. 5.75%, 1/15/21	U.S.$	230	$260,093
Embraer SA 5.15%, 6/15/22		147	160,406
Odebrecht Finance Ltd. 5.125%, 6/26/22(b)		300	321,000
Republic Services, Inc. 3.80%, 5/15/18		8	8,808
5.25%, 11/15/21		150	177,410

			927,717

Communications - Media – 1.5%
CBS Corp. 3.375%, 3/01/22		497	518,463
5.75%, 4/15/20		325	388,902
8.875%, 5/15/19		25	33,446
Comcast Corp. 5.15%, 3/01/20		210	254,028
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		775	813,991
4.60%, 2/15/21		140	156,006
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(b)(c)		215	235,425
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(b)		409	412,904
NBCUniversal Media LLC 4.375%, 4/01/21		205	236,485
News America, Inc. 3.00%, 9/15/22		270	273,859
6.15%, 3/01/37-2/15/41		331	409,945
Omnicom Group, Inc. 3.625%, 5/01/22		163	169,347
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		460	598,030
Time Warner Cable, Inc. 4.125%, 2/15/21		180	196,899
5.00%, 2/01/20		35	40,410
7.50%, 4/01/14		70	74,408
8.75%, 2/14/19		25	33,427
WPP Finance 2010 4.75%, 11/21/21		677	751,998

			5,597,973

Communications - Telecommunications – 1.2%
American Tower Corp. 3.50%, 1/31/23		300	303,075
4.70%, 3/15/22		395	434,804
5.05%, 9/01/20		35	39,503

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AT&T, Inc. 3.00%, 2/15/22	U.S.$	215	$223,339
5.35%, 9/01/40		280	316,144
Bell Canada 4.85%, 6/30/14	CAD	25	25,750
British Telecommunications PLC 2.00%, 6/22/15	U.S.$	208	213,691
5.95%, 1/15/18		316	377,968
Deutsche Telekom International Finance BV 4.875%, 3/06/42(b)		425	454,015
8.75%, 6/15/30(d)		150	223,136
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	58,413
Telecom Italia Capital SA 7.175%, 6/18/19	U.S.$	170	201,304
Telefonica Emisiones SAU 5.462%, 2/16/21		400	440,878
United States Cellular Corp. 6.70%, 12/15/33		375	407,092
Verizon Communications, Inc. 7.35%, 4/01/39		300	420,549
Vodafone Group PLC 6.15%, 2/27/37		335	412,317

			4,551,978

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		645	719,262
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		30	32,309

			751,571

Consumer Cyclical - Entertainment – 0.3%
Time Warner, Inc. 3.40%, 6/15/22		985	1,039,147

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22		175	195,125
Marriott International, Inc./DE 3.00%, 3/01/19		263	276,702

			471,827

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 4.125%, 7/15/17		94	102,889
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		925	990,363

			1,093,252

Consumer Non-Cyclical – 0.7%
Actavis, Inc. 3.25%, 10/01/22		215	214,218

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ahold Finance USA LLC 6.875%, 5/01/29	U.S.$	25	$33,073
Altria Group, Inc. 4.75%, 5/05/21		195	223,985
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		125	134,753
8.50%, 6/15/19		75	97,755
ConAgra Foods, Inc. 3.20%, 1/25/23		233	238,269
Kroger Co. (The) 3.40%, 4/15/22		659	695,874
Reynolds American, Inc. 3.25%, 11/01/22		284	285,966
Tyson Foods, Inc. 4.50%, 6/15/22		585	645,922

			2,569,815

Energy – 1.5%
Encana Corp. 3.90%, 11/15/21		940	1,012,443
Marathon Petroleum Corp. 3.50%, 3/01/16		9	9,624
5.125%, 3/01/21		280	330,751
Nabors Industries, Inc. 9.25%, 1/15/19		175	224,714
Noble Energy, Inc. 4.15%, 12/15/21		127	141,970
8.25%, 3/01/19		387	508,731
Phillips 66 4.30%, 4/01/22		735	820,478
Reliance Holdings USA, Inc. 5.40%, 2/14/22(b)		670	753,038
Transocean, Inc. 2.50%, 10/15/17		263	267,917
Valero Energy Corp. 6.125%, 2/01/20		476	582,626
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		765	851,643
9.625%, 3/01/19		70	92,559

			5,596,494

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,995
Baidu, Inc. 2.25%, 11/28/17		237	240,425
Hewlett-Packard Co. 4.65%, 12/09/21		345	356,978
Intel Corp. 4.80%, 10/01/41		225	242,491

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Motorola Solutions, Inc. 3.50%, 3/01/23	U.S.$	206	$209,861
3.75%, 5/15/22		320	333,073
7.50%, 5/15/25		195	260,234
Oracle Corp. 3.875%, 7/15/20		205	232,047
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		495	524,947

			2,408,051

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.25%, 10/01/14		35	36,946

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42		400	430,677

Transportation - Services – 0.1%
Asciano Finance Ltd. 5.00%, 4/07/18(b)		47	51,709
Ryder System, Inc.
3.15%, 3/02/15		105	108,868
5.85%, 11/01/16		105	119,501
7.20%, 9/01/15		10	11,321

			291,399

			30,713,229

Financial Institutions – 5.5%
Banking – 3.2%
Bank of America Corp. 3.30%, 1/11/23		520	526,671
5.00%, 5/13/21		610	698,097
Barclays Bank PLC 6.625%, 3/30/22(b)	EUR	370	594,208
7.625%, 11/21/22	U.S.$	378	385,560
BBVA US Senior SAU 3.25%, 5/16/14		265	267,599
Capital One Financial Corp. 4.75%, 7/15/21		265	304,186
5.25%, 2/21/17		150	169,346
Citigroup, Inc. 5.375%, 8/09/20		143	170,525
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		333	343,268
Danske Bank A/S 5.684%, 2/15/17	GBP	287	439,169
DNB Bank ASA 3.20%, 4/03/17(b)	U.S.$	450	480,266
Fifth Third Bancorp 3.50%, 3/15/22		381	404,229

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21	U.S.$	300	$347,838
5.75%, 1/24/22		240	286,560
6.00%, 6/15/20		120	144,575
HSBC Holdings PLC 4.00%, 3/30/22		770	852,954
5.10%, 4/05/21		180	213,514
ING Bank NV 2.00%, 9/25/15(b)		600	611,163
JPMorgan Chase & Co. 4.25%, 10/15/20		55	61,604
4.40%, 7/22/20		105	118,952
4.50%, 1/24/22		365	412,272
Series Q
5.15%, 5/01/23		280	284,550
Macquarie Group Ltd. 7.625%, 8/13/19(b)		65	79,339
Morgan Stanley 3.75%, 2/25/23		707	733,756
4.75%, 3/22/17		45	49,857
Series G
5.50%, 7/28/21		456	535,170
Murray Street Investment Trust I 4.647%, 3/09/17		52	56,959
National Capital Trust II 5.486%, 3/23/15(b)		45	46,012
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(b)		115	136,275
Standard Chartered PLC 4.00%, 7/12/22(b)		725	758,495
UBS AG/Stamford CT 7.625%, 8/17/22		465	539,188
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		325	336,503
Vesey Street Investment Trust I 4.404%, 9/01/16		140	152,252

			11,540,912

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		809	813,246

Finance – 0.2%
SLM Corp. 7.25%, 1/25/22		475	528,437

Insurance – 1.4%
Allstate Corp. (The) 6.125%, 5/15/37		37	39,686
American International Group, Inc. 4.875%, 6/01/22		625	719,921
6.40%, 12/15/20		205	256,496

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Coventry Health Care, Inc. 5.45%, 6/15/21	U.S.$	415	$494,505
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		535	634,026
5.50%, 3/30/20		24	28,685
6.10%, 10/01/41		165	207,962
Humana, Inc. 6.45%, 6/01/16		40	46,053
7.20%, 6/15/18		480	588,015
Lincoln National Corp. 8.75%, 7/01/19		175	238,427
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		207	217,795
MetLife, Inc. 5.70%, 6/15/35		90	108,558
7.717%, 2/15/19		180	236,528
Nationwide Financial Services, Inc. 5.375%, 3/25/21(b)		360	405,534
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		125	188,290
Prudential Financial, Inc. 5.625%, 6/15/43		340	357,000
WellPoint, Inc. 3.30%, 1/15/23		212	218,652
XL Group PLC 5.25%, 9/15/14		151	159,452

			5,145,585

Other Finance – 0.0%
ORIX Corp. 4.71%, 4/27/15		37	39,282

REITS – 0.5%
HCP, Inc. 5.375%, 2/01/21		739	876,567
Health Care REIT, Inc. 5.25%, 1/15/22		890	1,033,054

			1,909,621

			19,977,083

Utility – 1.8%
Electric – 0.3%
CMS Energy Corp. 5.05%, 3/15/22		144	168,353
Constellation Energy Group, Inc. 5.15%, 12/01/20		91	105,340
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		340	438,534
Nisource Finance Corp.
6.125%, 3/01/22		95	115,606
6.80%, 1/15/19		75	92,353

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pacific Gas & Electric Co. 4.50%, 12/15/41	U.S.$	160	$173,497
TECO Finance, Inc. 4.00%, 3/15/16		45	48,529

			1,142,212

Natural Gas – 1.5%
DCP Midstream LLC
4.75%, 9/30/21(b)		405	440,819
9.75%, 3/15/19(b)		20	26,416
Energy Transfer Partners LP
5.20%, 2/01/22		510	583,094
5.95%, 2/01/15		150	162,203
6.125%, 2/15/17		145	168,248
Enterprise Products Operating LLC 5.20%, 9/01/20		335	399,288
Kinder Morgan Energy Partners LP
3.95%, 9/01/22		846	916,799
4.15%, 3/01/22		104	113,338
ONEOK, Inc. 4.25%, 2/01/22		710	765,039
Spectra Energy Capital LLC
6.20%, 4/15/18		265	320,708
8.00%, 10/01/19		25	33,049
Talent Yield Investments Ltd. 4.50%, 4/25/22(b)		480	523,463
Williams Cos., Inc. (The) 3.70%, 1/15/23		642	648,491
Williams Partners LP 5.25%, 3/15/20		400	464,207

			5,565,162

			6,707,374

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)		320	359,392

Total Corporates - Investment Grades (cost $55,085,453)			57,757,078

ASSET-BACKED SECURITIES – 7.3%
Autos-Fixed Rate – 4.5%
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		1,105	1,119,605
Series 2013-1, Class A2 1.00%, 2/15/18		805	807,840

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AmeriCredit Automobile Receivables Trust Series 2011-4, Class A2 0.92%, 3/09/15	U.S.$	32	$32,404
Series 2012-3, Class A3 0.96%, 1/09/17		655	659,183
Series 2012-4, Class A2
0.49%, 4/08/16		803	803,322
Series 2013-1, Class A2 0.49%, 6/08/16		672	672,446
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(b)		767	767,707
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(b)		420	431,836
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		380	383,901
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		575	575,575
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(b)		421	423,380
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		685	686,348
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(b)		415	417,801
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(b)	CAD	527	524,149
Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.82%, 1/15/14	U.S.$	55	54,558
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		225	225,390
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		480	481,713
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(b)		2,185	2,194,376
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(b)		167	168,169

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(b)	U.S.$	875	$876,079
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		165	168,459
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		613	612,962
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(b)		1,193	1,195,512
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(b)		593	593,534
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		273	273,898
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(b)		397	397,864
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		595	595,051
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		395	395,576

			16,538,638

Credit Cards - Fixed Rate – 1.8%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		795	796,496
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(b)		820	831,114
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		835	844,669
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		800	800,924
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		645	654,152
Series 2012-7, Class A 1.76%, 9/15/22		555	556,934
Series 2013-1, Class A 1.35%, 3/15/21		1,385	1,394,354

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust
Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	370	$378,265
Series 2013-A, Class A 1.61%, 12/15/21		373	377,487

			6,634,395

Autos - Floating Rate – 0.6%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.599%, 9/15/17(b)(d)		809	811,279
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.579%, 1/15/18(d)		797	797,151
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.689%, 6/20/17(d)		600	602,596

			2,211,026

Other ABS - Fixed Rate – 0.2%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(b)	CAD	8	8,127
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(b)		262	262,822
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		340	341,183
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		145	145,356

			757,488

Credit Cards - Floating Rate – 0.2%
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.77%, 3/18/14(b)(d)		514	515,211

Total Asset-Backed Securities (cost $26,547,912)			26,656,758

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.3%
Non-Agency Fixed Rate CMBS – 4.8%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51	U.S.$	258	290,635
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		990	1,108,113

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.91%, 9/11/38	U.S.$	75	$84,579
Series 2006-T24, Class AJ 5.598%, 10/12/41		325	317,635
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(b)		885	915,492
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		55	62,376
Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		465	466,028
Commercial Mortgage Pass-Through Certificates Series 2006-C3, Class AJ 5.989%, 6/15/38		320	323,773
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		380	402,638
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.985%, 5/15/46		895	1,050,216
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(b)		515	512,926
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		530	558,447
Series 2007-GG9, Class A4 5.444%, 3/10/39		760	868,632
Series 2007-GG9, Class AM 5.475%, 3/10/39		290	326,502
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38		18	18,535
Series 2012-GCJ7, Class A4 3.377%, 5/10/45		1,000	1,074,882
Series 2012-GCJ9, Class A3 2.773%, 11/10/45		411	417,217
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(b)		834	845,710
Series 2013-KING, Class A 2.706%, 12/10/27(b)		860	892,259
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4
5.814%, 6/12/43		503	563,971

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-CB19, Class AM
5.91%, 2/12/49	U.S.$	295	$332,654
Series 2007-LD11, Class A4
6.002%, 6/15/49		248	286,915
Series 2007-LD12, Class AM
6.198%, 2/15/51		245	284,689
Series 2007-LDPX, Class A3
5.42%, 1/15/49		435	497,637
Series 2010-C2, Class A1
2.749%, 11/15/43(b)		360	375,999
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A4
5.713%, 6/15/29		70	72,588
Series 2006-C1, Class A4
5.156%, 2/15/31		38	42,184
Series 2007-C1, Class A4
5.424%, 2/15/40		1,100	1,256,536
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A2
4.96%, 7/12/38		229	232,103
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-3, Class A4
5.414%, 7/12/46		25	28,314
Series 2007-9, Class A4
5.70%, 9/12/49		125	144,981
Motel 6 Trust
Series 2012-MTL6, Class A2
1.948%, 10/05/25(b)		553	558,486
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 8/10/49		277	289,733
Series 2012-C4, Class A5
2.85%, 12/10/45		544	553,098
Series 2013-C5, Class A4
3.185%, 3/10/46		1,366	1,430,257

			17,486,740

Non-Agency Floating Rate CMBS – 0.5%
Extended Stay America Trust
Series 2013-ESFL, Class A2FL
0.902%, 12/05/31(b)(d)		405	405,363
GS Mortgage Securities Corp. II
Series 2013-KYO, Class A
1.051%, 11/08/29(b)(d)		815	817,078
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class A2 0.32%, 9/15/21(b)(d)		607	598,633

			1,821,074

Total Commercial Mortgage-Backed Securities (cost $18,798,776)			19,307,814

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.7%
Financial Institutions – 0.4%
Banking – 0.4%
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	740	$775,150
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19	EUR	410	788,327

			1,563,477

Industrial – 0.3%
Basic – 0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(b)	U.S.$	63	66,150

Capital Goods – 0.2%
B/E Aerospace, Inc. 5.25%, 4/01/22		260	276,900
Ball Corp. 5.00%, 3/15/22		255	270,937

			547,837

Consumer Cyclical - Other – 0.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		260	282,100

Energy – 0.0%
Cimarex Energy Co. 5.875%, 5/01/22		134	146,060

			1,042,147

Total Corporates - Non-Investment Grades (cost $2,505,210)			2,605,624

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(b)		355	394,050

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(b)		324	390,420

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		310	365,561

South Korea – 0.1%
Korea National Oil Corp. 3.125%, 4/03/17(b)		450	471,090

Total Quasi-Sovereigns (cost $1,502,907)			1,621,121

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.2%
Indonesia Government International Bond 3.375%, 4/15/23(b)	U.S.$	518	$529,008

Poland – 0.0%
Poland Government International Bond 3.875%, 7/16/15		16	16,958

Qatar – 0.1%
Qatar Government International Bond 4.50%, 1/20/22(b)		360	410,400

Russia – 0.0%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(b)		71	89,035

Total Governments - Sovereign Bonds (cost $964,138)			1,045,401

MORTGAGE PASS-THROUGHS – 0.1%
Agency ARMs – 0.1%
Federal Home Loan Mortgage Corp. 2.384%, 11/01/35(d) (cost $447,435)		424	451,382

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Communications - Telecommunications – 0.1%
VimpelCom Holdings BV 5.20%, 2/13/19(b) (cost $315,000)		315	316,883

		Shares
PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Insurance – 0.0%
Allstate Corp. (The) 5.10% (cost $138,750)		5,550	147,630

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $3,156,483)		3,156,483	3,156,483

Total Investments – 126.5% (cost $451,872,966)			463,281,003
Other assets less liabilities – (26.5)%			(97,108,158)

Net Assets – 100.0%			$366,172,845

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. Long Bond (CBT) Futures	23	June 2013	$3,277,805	$3,412,625	$(134,820)
U.S. Note 10 Yr (CBT) Futures	254	June 2013	33,432,339	33,873,281	(440,942)
U.S. Note 2 Yr (CBT) Futures	19	June 2013	4,188,019	4,191,875	(3,856)
U.S. Note 5 Yr (CBT) Futures	74	June 2013	9,196,923	9,223,407	(26,484)

					$(606,102)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	GBP 3,825	USD 5,863	5/16/13	$(78,672)
State Street Bank & Trust Co.	JPY 522,334	USD 5,240	5/31/13	(118,975)
State Street Bank & Trust Co.	CAD 4,328	USD 4,214	6/07/13	(77,885)
State Street Bank & Trust Co.	EUR 2,401	USD 3,146	5/16/13	(17,023)

				$ (292,555)

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,310	6/07/13	0.627%	3 Month LIBOR	$(18,604)
Barclays Bank PLC	1,000	11/17/13	1.059%	3 Month LIBOR	(8,501)
Barclays Bank PLC	850	1/17/22	2.050%	3 Month LIBOR	(34,201)
JPMorgan Chase Bank, NA	7,780	10/13/13	0.687%	3 Month LIBOR	(16,440)
Morgan Stanley Capital Services LLC	9,790	3/12/14	0.563%	3 Month LIBOR	(26,592)
Morgan Stanley Capital Services LLC	1,100	2/21/42	2.813%	3 Month LIBOR	(7,020)
Morgan Stanley Capital Services LLC	830	3/06/42	2.804%	3 Month LIBOR	(2,983)

					$(114,341)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA.:
CDX NAIG- Series 19 5 Year Index, 12/20/17*	1.00%	0.66%	$3,200	$53,759	$2,839	$50,920
Deutsche Bank AG:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	0.85	440	2,990	(13,594)	16,584

				$56,749	$(10,755)	$67,504

*	Termination date

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2013
Bank of America+	0.14%	—	$13,931,366
Barclays	0.16%	5/08/13	10,114,307
Barclays+	0.11%	—	52,783,196
JPMorgan Chase	0.16%	7/09/13	8,186,918
JPMorgan Chase	0.18%	5/15/13	7,717,044
Morgan Stanley	0.19%	7/16/13	11,397,120

			$104,129,951

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2013

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $104,447,735.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the aggregate market value of these securities amounted to $28,615,140 or 7.8% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2013.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2013.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $448,716,483)	$460,124,520
Affiliated issuers (cost $3,156,483)	3,156,483
Cash	381,875	(a)
Receivable for investment securities sold	13,101,334
Receivable for capital stock sold	2,463,899
Interest and dividends receivable	1,914,460
Unrealized appreciation on credit default swap contracts	67,504
Receivable for variation margin on futures contracts	29,422
Premium paid on credit default swap contracts	2,839
Unrealized appreciation of forward currency exchange contracts	454

Total assets	481,242,790

Liabilities
Payable for reverse repurchase agreements	104,129,951
Payable for investment securities purchased	10,107,508
Unrealized depreciation of forward currency exchange contracts	293,009
Payable for capital stock redeemed	191,862
Unrealized depreciation on interest rate swap contracts	114,341
Advisory fee payable	82,962
Distribution fee payable	34,716
Administrative fee payable	24,258
Premium received on credit default swap contracts	13,594
Transfer Agent fee payable	8,115
Accrued expenses	69,629

Total liabilities	115,069,945

Net Assets	$366,172,845

Composition of Net Assets
Capital stock, at par	$321,171
Additional paid-in capital	350,654,920
Undistributed net investment income	574,093
Accumulated net realized gain on investment and foreign currency transactions	4,159,952
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	10,462,709

	$366,172,845

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$19,342,683	1,691,667	$11.43	*

C	$8,288,298	731,307	$11.33

Advisor	$5,283,167	461,241	$11.45

R	$541,200	47,401	$11.42

K	$2,231,564	195,302	$11.43

I	$413,057	36,208	$11.41

1	$283,958,155	24,907,510	$11.40

2	$46,114,721	4,046,437	$11.40

(a)	An amount of $381,875 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2013.

*	The maximum offering price per share for Class A shares was $11.94 which reflects a sales charge of 4.25%.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (unaudited)

Investment Income
Interest	$2,494,040
Dividends
Affiliated issuers	2,479
Unaffiliated issuers	1,867	$2,498,386

Expenses
Advisory fee (see Note B)	786,045
Distribution fee—Class A	27,433
Distribution fee—Class C	41,280
Distribution fee—Class R	1,339
Distribution fee—Class K	2,558
Distribution fee—Class 1	113,355
Transfer agency—Class A	8,117
Transfer agency—Class C	3,805
Transfer agency—Advisor Class	2,683
Transfer agency—Class R	582
Transfer agency—Class K	1,907
Transfer agency—Class I	141
Transfer agency—Class 1	2,432
Transfer agency—Class 2	541
Custodian	82,937
Registration fees	66,417
Administrative	29,224
Audit	26,227
Legal	21,284
Printing	15,037
Directors’ fees	5,623
Miscellaneous	5,897

Total expenses before interest expense	1,244,864

Interest expense	105,756

Total expenses	1,350,620
Less: expenses waived and reimbursed by the Adviser (see Note B)	(351,458)

Net expenses		999,162

Net investment income		1,499,224

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		2,887,035
Futures contracts		69,253
Swap contracts		72,678
Foreign currency transactions		1,082,637
Net change in unrealized appreciation/depreciation of:
Investments		(1,610,269)
Futures contracts		(548,555)
Swap contracts		165,877
Foreign currency denominated assets and liabilities		(338,489)

Net gain on investment and foreign currency transactions		1,780,167

Net Increase in Net Assets from Operations		$3,279,391

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,499,224	$2,639,502
Net realized gain on investment and foreign currency transactions	4,111,603	902,291
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,331,436)	9,335,332

Net increase in net assets from operations	3,279,391	12,877,125
Dividends and Distributions to Shareholders from
Net investment income
Class A	(41,660)	(169,106)
Class C	(1,390)	(72,700)
Advisor Class	(19,125)	(43,444)
Class R	(328)	(5,628)
Class K	(4,200)	(17,250)
Class I	(894)	(2,972)
Class 1	(678,481)	(2,173,375)
Class 2	(181,956)	(350,510)
Net realized gain on investment transactions
Class A	(3,043)	– 0	–
Class C	(1,390)	– 0	–
Advisor Class	(905)	– 0	–
Class R	(90)	– 0	–
Class K	(355)	– 0	–
Class I	(45)	– 0	–
Class 1	(33,480)	– 0	–
Class 2	(8,262)	– 0	–
Capital Stock Transactions
Net increase	88,875,031	123,231,891

Total increase	91,178,818	133,274,031
Net Assets
Beginning of period	274,994,027	141,719,996

End of period (including undistributed net investment income of $574,093 and $2,903, respectively)	$366,172,845	$274,994,027

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended April 30, 2013 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received	$3,356,512
Interest expense paid	(105,756)
Operating expenses paid	(986,917)
Purchases of long-term investments	(227,575,387)
Proceeds from disposition of long-term investments	109,941,149
Purchases of short-term investments, net	(3,156,483)
Proceeds from swap contracts, net	33,578
Variation margin paid on futures contracts	(451,333)

Net decrease in cash from operating activities		$(118,944,637)
Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(171,026)
Subscriptions of capital stock, net	109,317,115
Increase in reverse repurchase agreements	27,786,564

Net increase in cash from financing activities		136,932,653
Effect of exchange rate on cash		1,087,105

Net decrease in cash		19,075,121
Cash at beginning of period		(18,693,246)

Cash at end of period		$381,875

Reconciliation of Net Increase in Net
Assets from Operations to Net Decrease in Cash from Operating Activities:
Net increase in net assets from operations		$3,279,391
Adjustments:
Increase in interest and dividends receivable	$(223,863)
Net accretion of bond discount and amortization of bond premium	3,377,276
Inflation Index Income	(2,295,287)
Decrease in accrued expenses	(93,511)
Purchases of long-term investments	(227,575,387)
Proceeds from disposition of long-term investments	109,941,149
Purchases of short-term investments, net	(3,156,483)
Proceeds on swap contracts, net	33,578
Variation margin paid on futures contracts	(451,333)
Net realized gain on investment and foreign currency transactions	(4,111,603)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,331,436

Total adjustments		(122,224,028)

Net decrease in cash from operating activities		$(118,944,637)

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its substantial investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Bond Inflation Strategy Portfolio. The Bond Inflation Strategy Portfolio (the “Strategy”) has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Notes to Financial Statements

valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the

36	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$350,214,829		$	– 0	–	$350,214,829
Corporates—Investment Grades		– 0	–	57,757,078			– 0	–	57,757,078
Asset-Backed Securities		– 0	–	25,899,270			757,488		26,656,758
Commercial Mortgage-Backed Securities		– 0	–	17,145,011			2,162,803		19,307,814
Corporates—Non-Investment Grades		– 0	–	2,605,624			– 0	–	2,605,624
Quasi-Sovereigns		– 0	–	1,621,121			– 0	–	1,621,121
Governments—Sovereign Bonds		– 0	–	1,045,401			– 0	–	1,045,401
Mortgage Pass-Throughs		– 0	–	451,382			– 0	–	451,382
Emerging Markets—Corporate Bonds		– 0	–	316,883			– 0	–	316,883
Preferred Stocks		147,630		– 0	–		– 0	–	147,630
Short-Term Investments		3,156,483		– 0	–		– 0	–	3,156,483

Total Investments in Securities		3,304,113		457,056,599			2,920,291		463,281,003
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	454			– 0	–	454
Credit Default Swap Contracts		– 0	–	67,504			– 0	–	67,504
Liabilities:
Futures Contracts		(606,102)		– 0	–		– 0	–	(606,102)#
Forward Currency Exchange Contracts		– 0	–	(293,009)			– 0	–	(293,009)
Interest Rate Swap Contracts		– 0	–	(114,341)			– 0	–	(114,341)

Total^		$2,698,011		$456,717,207			$2,920,291		$462,335,509

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Notes to Financial Statements

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Total
Balance as of 10/31/12	$944,751		$2,389,267		$3,334,018
Accrued discounts/(premiums)	5		(6,732)		(6,727)
Realized gain (loss)	2,066		43,526		45,592
Change in unrealized appreciation/depreciation	(5,290)		(14,430)		(19,720)
Purchases	– 0	–	1,839,424		1,839,424
Sales	(184,044)		(735,264)		(919,308)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(1,352,988)		(1,352,988)

Balance as of 4/30/13+	$757,488		$2,162,803		$2,920,291

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$(5,290)		$(14,430)		$(19,720)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of

38	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Notes to Financial Statements

all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Strategy until January 26, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or would have exceeded the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2014 and then may be extended for additional one-year terms. For the six months ended April 30, 2013, such reimbursement amounted to $351,458, which is subject to repayment, not to exceed the amount of offering expenses.

40	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2013, the reimbursement for such services amounted to $29,224.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,697 for the six months ended April 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $2,707 from the sale of Class A shares and received $94 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended April 30, 2013.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2013 (000)	Dividend Income (000)
$ – 0 –	$101,200	$98,044	$3,156	$2

Brokerage commissions paid on investment transactions for the six months ended April 30, 2013 amounted to $1,942, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Notes to Financial Statements

to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, ..25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $223,364, $15,129, $14,279 and $974,746 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$56,445,991	$12,616,212
U.S. government securities	178,830,771	106,391,292

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$11,641,599
Gross unrealized depreciation	(233,562)

Net unrealized appreciation	$11,408,037

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategy may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2013, the Strategy held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43

Notes to Financial Statements

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2013, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2013, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Notes to Financial Statements

credit event occurs, as defined under the terms of the swap agreement, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

During the six months ended April 30, 2013, the Strategy held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At April 30, 2013, the Strategy had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,640,000, with net unrealized appreciation of $67,504, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Strategy for the same reference obligation with the same counterparty.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2013, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $114,341. If a trigger event had occurred at April 30, 2013, for those derivatives in a net liability position, an amount of $114,341 would be required to be posted by the Strategy.

At April 30, 2013, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$454	Unrealized depreciation of forward currency exchange contracts	$293,009

Credit contracts	Unrealized appreciation on credit default swap contracts	67,504

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	114,341

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	606,102	*

Total		$67,958		$1,013,452

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$199,103	$(338,018)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	121,924	46,360

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(49,246)	119,517

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	69,253	(548,555)

Total		$341,034	$(720,696)

The following table represents the volume of the Strategy’s derivative transactions during the six months ended April 30, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,704,355	(a)
Average principal amount of sale contracts	$12,536,617
Credit Default Swap Contracts:
Average notional amount of sale contracts	$46,530,000
Interest Rate Swap Contracts:
Average notional amount	$30,595,080
Futures Contracts:
Average original value of buy contracts	$3,334,326	(b)
Average original value of sale contracts	$32,456,669

(a)	Positions were open for five months during the period.

(b)	Positions were open for one month during the period.

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Strategy. For the six months ended April 30, 2013, the Strategy had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2013, the average amount of reverse repurchase agreements outstanding was $55,917,655 and the daily weighted average interest rate was 0.35%.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited )	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited )	Year Ended October 31, 2012

Class A
Shares sold	328,953	1,042,221	$3,737,329	$11,534,637

Shares issued in reinvestment of dividends and distributions	3,199	11,093	36,334	122,370

Shares redeemed	(191,801)	(401,845)	(2,181,262)	(4,422,997)

Net increase	140,351	651,469	$1,592,401	$7,234,010

Class C
Shares sold	119,761	270,491	$1,351,078	$2,967,544

Shares issued in reinvestment of dividends and distributions	226	5,874	2,561	64,433

Shares redeemed	(97,238)	(197,224)	(1,097,985)	(2,173,211)

Net increase	22,749	79,141	$255,654	$858,766

Advisor Class
Shares sold	1,213,712	320,367	$13,780,282	$3,594,822

Shares issued in reinvestment of dividends and distributions	1,630	3,053	18,530	33,730

Shares redeemed	(1,236,958)	(55,346)	(14,027,731)	(612,792)

Net increase (decrease)	(21,616)	268,074	$(228,919)	$3,015,760

Class R
Shares sold	752	15,489	$8,535	$170,492

Shares issued in reinvestment of dividends and distributions	37	506	418	5,572

Shares redeemed	(900)	(13,755)	(10,196)	(151,862)

Net increase (decrease)	(111)	2,240	$(1,243)	$24,202

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited )	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited )	Year Ended October 31, 2012

Class K
Shares sold	64,000	162,857	$727,145	$1,791,997

Shares issued in reinvestment of dividends and distributions	401	1,565	4,554	17,250

Shares redeemed	(45,955)	(39,960)	(520,878)	(444,246)

Net increase	18,446	124,462	$210,821	$1,365,001

Class I
Shares sold	13,391	30,641	$152,836	$336,899

Shares issued in reinvestment of dividends and distributions	79	256	899	2,811

Shares redeemed	(814)	(14,391)	(9,235)	(158,308)

Net increase	12,656	16,506	$144,500	$181,402

Class 1
Shares sold	10,274,214	9,636,851	$116,431,855	$106,547,271

Shares issued in reinvestment of dividends and distributions	46,892	72,723	530,651	800,249

Shares redeemed	(2,523,711)	(2,355,054)	(28,587,808)	(26,093,698)

Net increase	7,797,395	7,354,520	$88,374,698	$81,253,822

Class 2
Shares sold	1,721,218	3,454,039	$19,456,680	$38,509,286

Shares issued in reinvestment of dividends and distributions	14,446	17,669	163,331	194,246

Shares redeemed	(1,856,909)	(840,121)	(21,092,892)	(9,404,604)

Net increase (decrease)	(121,245)	2,631,587	$(1,472,881)	$29,298,928

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

Notes to Financial Statements

payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Strategy’s assets can decline as can the real value of the Strategy’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk— When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,834,985	$2,144,760

Total taxable distributions paid	$2,834,985	$2,144,760

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$45,794
Undistributed capital gains	38,486	(a)
Unrealized appreciation/(depreciation)	12,817,147	(b)

Total accumulated earnings/(deficit)	$12,901,427	(c)

(a)	During the fiscal year ended October 31, 2012, the Strategy utilized $904,494 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2012, the Strategy did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,				January 26, 2010(a) to October 31, 2010
			2012		2011

Net asset value, beginning of period	$ 11.36		$ 10.81		$ 10.53		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04		.13		.38		.14
Net realized and unrealized gain on investment and foreign currency transactions	.06		.56		.21		.47

Net increase in net asset value from operations	.10		.69		.59		.61

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(.14)		(.31)		(.08)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.03)		(.14)		(.31)		(.08)

Net asset value, end of period	$ 11.43		$ 11.36		$ 10.81		$ 10.53

Total Return
Total investment return based on net asset value(e)	.87%		6.41%		5.75%		6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,343		$17,627		$9,732		$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.82	%(g)	.81%		.78%		.80	%(g)(h)
Expenses, before waivers/reimbursements(f)	1.12	%(g)	1.25%		1.87%		4.63	%(g)(h)
Net investment income(c)	.67	%(g)	1.20%		3.59%		1.76	%(g)(h)
Portfolio turnover rate	30%		32%		38%		34%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,				January 26, 2010(a) to October 31, 2010
			2012		2011

Net asset value, beginning of period	$ 11.28		$ 10.78		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)		.04		.30		.08
Net realized and unrealized gain on investment and foreign currency transactions	.06		.56		.22		.48

Net increase in net asset value from operations	.05		.60		.52		.56

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	(.10)		(.24)		(.06)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.00)		(.10)		(.24)		(.06)

Net asset value, end of period	$ 11.33		$ 11.28		$ 10.78		$ 10.50

Total Return
Total investment return based on net asset value(e)	.48%		5.61%		5.03%		5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,288		$7,991		$6,782		$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.52	%(g)	1.51%		1.49%		1.50	%(g)(h)
Expenses, before waivers/reimbursements(f)	1.82	%(g)	1.96%		2.84%		4.80	%(g)(h)
Net investment income (loss)(c)	(.11	)%(g)	.39%		2.82%		1.12	%(g)(h)
Portfolio turnover rate	30%		32%		38%		34%

See footnote summary on page 63.

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,				January 26, 2010(a) to October 31, 2010
			2012		2011

Net asset value, beginning of period	$ 11.39		$ 10.83		$ 10.55		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.00	)(d)	.16		.39		.17
Net realized and unrealized gain on investment and foreign currency transactions	.10		.56		.24		.47

Net increase in net asset value from operations	.10		.72		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.16)		(.35)		(.09)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.04)		(.16)		(.35)		(.09)

Net asset value, end of period	$ 11.45		$ 11.39		$ 10.83		$ 10.55

Total Return
Total investment return based on net asset value(e)	.90%		6.69%		6.07%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,283		$5,499		$2,325		$1,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.52	%(g)	.51%		.49%		.50	%(g)(h)
Expenses, before waivers/reimbursements(f)	.81	%(g)	.95%		1.80%		4.50	%(g)(h)
Net investment income (loss)(c)	(.04	)%(g)	1.52%		3.70%		2.13	%(g)(h)
Portfolio turnover rate	30%		32%		38%		34%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,				January 26, 2010(a) to October 31, 2010
			2012		2011

Net asset value, beginning of period	$ 11.34		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02		.11		.43		.12
Net realized and unrealized gain on investment and foreign currency transactions	.07		.55		.15		.48

Net increase in net asset value from operations	.09		.66		.58		.60

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.11)		(.29)		(.09)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.01)		(.11)		(.29)		(.10)

Net asset value, end of period	$ 11.42		$ 11.34		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	.78%		6.18%		5.59%		6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$541		$539		$488		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.02	%(g)	1.01%		.98%		1.00	%(g)(h)
Expenses, before waivers/ reimbursements(f)	1.45	%(g)	1.60%		2.16%		5.74	%(g)(h)
Net investment income(c)	.41	% (g)	.98%		4.16%		1.53	%(g)(h)
Portfolio turnover rate	30%		32%		38%		34%
See footnote summary on page 63.

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,				January 26, 2010(a) to October 31, 2010
			2012		2011

Net asset value, beginning of period	$ 11.35		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04		.13		.28		.09
Net realized and unrealized gain on investment and foreign currency transactions	.07		.57		.31		.53

Net increase in net asset value from operations	.11		.70		.59		.62

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(.14)		(.30)		(.12)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.03)		(.14)		(.30)		(.12)

Net asset value, end of period	$ 11.43		$ 11.35		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	.93%		6.51%		5.75%		6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,232		$2,007		$566		$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.77	%(g)	.77%		.75%		.75	%(g)(h)
Expenses, before waivers/reimbursements(f)	1.17	%(g)	1.27%		2.39%		3.53	%(g)(h)
Net investment income(c)	.71	%(g)	1.19%		2.76%		1.12	%(g)(h)
Portfolio turnover rate	30%		32%		38%		34%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,				January 26, 2010(a) to October 31, 2010
			2012		2011

Net asset value, beginning of period	$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05		.18		.27		.16
Net realized and unrealized gain on investment and foreign currency transactions	.07		.53		.36		.48

Net increase in net asset value from operations	.12		.71		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.16)		(.36)		(.12)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.04)		(.16)		(.36)		(.13)

Net asset value, end of period	$ 11.41		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	1.06%		6.65%		6.11%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$413		$267		$76		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.52	%(g)	.52%		.50%		.49	%(g)(h)
Expenses, before waivers/reimbursements(f)	.84	%(g)	.95%		1.91%		5.19	%(g)(h)
Net investment income(c)	1.03	%(g)	1.54%		3.67%		2.03	%(g)(h)
Portfolio turnover rate	30%		32%		38%		34%

See footnote summary on page 63.

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,				January 26, 2010(a) to October 31, 2010
			2012		2011

Net asset value, beginning of period	$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06		.16		.34		.15
Net realized and unrealized gain on investment and foreign currency transactions	.05		.55		.28		.48

Net increase in net asset value from operations	.11		.71		.62		.63

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.16)		(.35)		(.11)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.04)		(.16)		(.35)		(.12)

Net asset value, end of period	$ 11.40		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	.98%		6.63%		6.01%		6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$283,958		$193,864		$105,201		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.62	%(g)	.61%		.58%		.58	%(g)(h)
Expenses, before waivers/reimbursements(f)	.83	%(g)	.96%		1.20%		5.29	%(g)(h)
Net investment income(c)	1.05	%(g)	1.41%		3.24%		1.93	%(g)(h)
Portfolio turnover rate	30%		32%		38%		34%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,				January 26, 2010(a) to October 31, 2010
			2012		2011

Net asset value, beginning of period	$ 11.33		$ 10.77		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05		.14		.39		.16
Net realized and unrealized gain on investment and foreign currency transactions	.07		.59		.23		.48

Net increase in net asset value from operations	.12		.73		.62		.64

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.17)		(.36)		(.12)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.05)		(.17)		(.36)		(.13)

Net asset value, end of period	$ 11.40		$ 11.33		$ 10.77		$ 10.51

Total Return
Total investment return based on net asset value(e)	1.02%		6.80%		6.01%		6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,115		$47,200		$16,550		$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.52	%(g)	.51%		.49%		.49	%(g)(h)
Expenses, before waivers/reimbursements(f)	.73	%(g)	.86%		1.84%		5.18	%(g)(h)
Net investment income(c)	.96	%(g)	1.36%		3.73%		2.05	%(g)(h)
Portfolio turnover rate	30%		32%		38%		34%

See footnote summary on page 63.

62	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,		January 26, 2010(a) to October 31,
			2012	2011	2010
Class A
Net of waivers/reimbursements	.75	%(g)	.75%	.75%	.75	%(g)(h)
Before waivers/reimbursements	1.05	%(g)	1.18%	1.83%	4.58	%(g)(h)
Class C
Net of waivers/reimbursements	1.45	%(g)	1.45%	1.45%	1.45	%(g)(h)
Before waivers/reimbursements	1.75	%(g)	1.90%	2.80%	4.75	%(g)(h)
Advisor Class
Net of waivers/reimbursements	.45	%(g)	.45%	.45%	.45	%(g)(h)
Before waivers/reimbursements	.74	%(g)	.89%	1.76%	4.44	%(g)(h)
Class R
Net of waivers/reimbursements	.95	%(g)	.95%	.95%	.95	%(g)(h)
Before waivers/reimbursements	1.38	%(g)	1.54%	2.13%	5.69	%(g)(h)
Class K
Net of waivers/reimbursements	.70	%(g)	.70%	.70%	.70	%(g)(h)
Before waivers/reimbursements	1.10	%(g)	1.21%	2.34%	3.48	%(g)(h)
Class I
Net of waivers/reimbursements	.45	%(g)	.45%	.45%	.45	%(g)(h)
Before waivers/reimbursements	.78	%(g)	.89%	1.86%	5.16	%(g)(h)
Class 1
Net of waivers/reimbursements	.55	%(g)	.55%	.55%	.55	%(g)(h)
Before waivers/reimbursements	.76	%(g)	.89%	1.18%	5.25	%(g)(h)
Class 2
Net of waivers/reimbursements	.45	%(g)	.45%	.45%	.45	%(g)(h)
Before waivers/reimbursements	.66	%(g)	.80%	1.80%	5.13	%(g)(h)

(g)	Annualized.

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

See	notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	63

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2) , Vice President

Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

64	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	65

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (January 2010 inception) was not profitable to it in 2010 or 2011.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the

66	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”) for the 1-year period ended July 31, 2012, and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”) for the 1-year period ended September 30, 2012 and the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and that it lagged the Index in the 1-year period but outperformed it in the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at the same rate as the Portfolio’s starting fee rate, but had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	67

also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was the same as the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 10 basis points had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those

68	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	69

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORTS OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

70	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/12 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Strategy
High Income	$242.6	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Inflation Strategy

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $66,574 (0.10% of the Strategy’s average daily net assets) for providing such services, but waived the amount in its entirety.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	71

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Bond Inflation Strategy	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.45 0.75 1.45 0.95 0.70 0.45 0.55 0.45	% % % % % % % %	0.95 1.25 1.95 1.56 1.28 0.93 0.95 0.85	% % % % % % % %	October 31 (ratio as of April 30, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more

5	Annualized.

72	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2012 net assets. 7

Strategy	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$242.6	TIPS Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.281%	0.500%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	73

investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)9 and the Strategy’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Bond Inflation Strategy	0.500	0.500	5/11

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Inflation Strategy	0.750	0.854	3/11	0.847	4/19

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.
9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

74	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2011 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $3,922, $114,082 and $5,850 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	75

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $17,888 in fees from the Strategy.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

76	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 year performance return and rankings of the Strategy16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended July 31, 2012.18

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	4.40	8.59	8.73	8/11	18/26

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

17	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

18	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	77

Set forth below are the 1year and since inception net performance returns of the Strategy (in bold)19 versus its benchmark.20 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending July 31, 2012 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Bond Inflation Strategy	4.40	6.62	3.14	1.30	1
Barclays Capital 1-10yr TIPS Index	4.84	6.58	2.71	1.65	1
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

19	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

20	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2012.

21	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

78	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

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Discovery Growth Fund**

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Select US Equity Portfolio

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Bond Inflation Strategy

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Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

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Select US Long/Short Portfolio

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2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	79

AllianceBernstein Family of Funds

NOTES

80	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	81

NOTES

82	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	83

NOTES

84	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0152-0413

SEMI-ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation Strategy

April 30, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 18, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2013.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may also utilize leverage for investment purposes through the use of Tender Option Bonds (“TOBs”) transactions. The Adviser will consider the impact of TOBs, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper Intermediate Municipal Debt Funds

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	1

Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales management fees.

For the six-month period, all share classes underperformed the benchmark except for Class 1 shares, which performed in line with the benchmark, and Class 2 shares, which outperformed the benchmark, before sales charges. For the 12-month period, Class A and C shares underperformed the benchmark, while all other share classes outperformed the benchmark, before sales charges. All share classes underperformed the Lipper Average for both the six- and 12-month periods.

In order to pursue the investment objective of after-tax returns net of inflation, the Strategy invests in municipal bonds and uses derivatives for inflation protection. Over both the six- and 12-month periods, the Strategy’s exposure to municipal securities detracted from performance as rates fell more for U.S. Treasuries than for municipal bonds. However, the Strategy’s focus on A-rated municipals versus AA- and AAA-rated tax-exempts added to performance as medium-grade bonds outperformed the highest quality bonds for both periods.

The Strategy used derivatives, in the form of Consumer Price Index (“CPI”) swaps, for hedging purposes, which detracted from relative performance for both periods. CPI swaps detracted from performance as they underperformed Treasury Inflation-Protected Securities in the benchmark.

Market Review and Investment Strategy

Within the municipal market, medium- and lower-credit-quality bonds outperformed high-grade issues over both six- and 12-month periods, as investor demand for income remained strong. Investors were also encouraged by evidence of steadily improving credit quality. Recent data shows municipal defaults falling to 0.01% of outstanding debt during the first two months of the first quarter, compared to an already low 0.11% in 2012. The Municipal Bond Investment Team (the “Team”) continues to target opportunities to buy medium- and lower-credit quality municipal bonds in order to supplement the Strategy’s income and to attempt to reduce the Strategy’s interest rate exposure, should interest rates rise. The Team believes these bonds should outperform if rates rise—the U.S. Federal Reserve (the “Fed”) has historically raised rates when the economy is strong in an attempt to control inflation, and medium- and lower-credit-quality bonds have historically performed well in a strong economy.

The Team believes the Strategy is well-positioned with respect to interest rate risk. The Team has generally avoided highly rated, long-maturity bonds that have significant potential for loss of principal if interest rates rise. Instead of buying highly rated bonds that are generally expected to perform in line with changes in overall yields, the Team has focused on shorter-maturity bonds that capture most of the yield of the longer-maturity bonds with less downside risk

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

to principal. In the Team’s view, the extra yield for medium and lower credit-quality bonds is still high by historical standards. Where possible, the Team has added holdings of this type both to supplement the Strategy’s income and to benefit overall performance when this extra yield, or credit spread, contracts.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2013, there were no invest-

ments in insured bonds or pre-refunded/escrowed to maturity bonds.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategy.

In the Team’s view, U.S. monetary policy could create additional market uncertainty in the coming year, as the Fed may reverse certain of the measures taken as a result of the 2008 global financial crisis. The Federal Funds rate has been reduced to near zero percent and the Fed has, among other actions taken, purchased U.S. Treasury and mortgage-backed securities. The latter is commonly referred to as Quantitative Easing (“QE”). These policies have been beneficial to fixed-income securities, including municipal bonds held in this Strategy. When the Fed removes certain of these measures, there may be downward pressure on prices of fixed-income securities, including those held in the Strategy. While the Team has pursued strategies it believes should benefit the Strategy’s relative returns, the timing and the reversal of QE and the potential increase of the Federal Funds rate may impact the net asset value (“NAV”) of this Strategy. These and other risks to the Strategy are discussed further in this report.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Strategy is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1 year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Bond Inflation Strategy
Class 1*	0.47%	2.84%

Class 2*	0.52%	2.94%

Class A	0.28%	2.54%

Class C	-0.07%	1.84%

Advisor Class Shares**	0.42%	2.93%

Barclays 1-10 Year TIPS Index	0.47%	2.66%

Lipper Intermediate Municipal Debt Funds Average	1.46%	3.98%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns	SEC Yields*

Class 1 Shares**			0.64%
1 Year	2.84%	2.84%
Since Inception†	4.00%	4.00%

Class 2 Shares**			0.73%
1 Year	2.94%	2.94%
Since Inception†	4.12%	4.12%

Class A Shares			0.42%
1 Year	2.54%	-0.55%
Since Inception†	3.80%	2.83%

Class C Shares			-0.26%
1 Year	1.84%	0.84%
Since Inception†	3.09%	3.09%

Advisor Class Shares‡			0.73%
1 Year	2.93%	2.93%
Since Inception†	4.12%	4.12%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.74%, 0.64%, 0.95%, 1.65%, 0.65% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.80%, 1.50%, 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/ reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2013.

**	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception date: 1/26/2010.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class 1 Shares*
1 Year	3.24%
Since Inception**	4.05%

Class 2 Shares*
1 Year	3.34%
Since Inception**	4.16%

Class A Shares
1 Year	-0.08%
Since Inception**	2.88%

Class C Shares
1 Year	1.24%
Since Inception**	3.14%

Advisor Class Shares†
1 Year	3.33%
Since Inception**	4.16%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**	Inception date: 1/26/2010.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.80	$3.97	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000	$999.30	$7.44	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Advisor Class
Actual	$1,000	$1,004.20	$2.48	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
Class 1
Actual	$1,000	$1,004.70	$2.98	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class 2
Actual	$1,000	$1,005.20	$2.49	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $861.9

*	All data are as of April 30, 2013. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.2%
Long-Term Municipal Bonds – 86.9%
Alabama – 1.6%
Alabama Pub Sch & Clg Auth 5.00%, 12/01/15	$12,340	$13,723,314

Alaska – 0.5%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/17	400	458,564
Valdez AK Marine Terminal (BP PLC) Series 2011B 5.00%, 1/01/16	3,140	3,474,222

		3,932,786

Arizona – 1.9%
Maricopa Cnty AZ CCD GO 4.00%, 7/01/16	2,850	3,146,343
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) 5.00%, 7/01/26	3,330	4,009,187
Pima Cnty AZ Swr AGM 5.00%, 7/01/21	1,765	2,142,851
Pima Cnty AZ USD #1 GO 5.00%, 7/01/13	2,825	2,846,894
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	3,140	3,893,035

		16,038,310

Arkansas – 0.1%
Fort Smith AR Sales & Use Tax 2.375%, 5/01/27	635	638,886

California – 1.8%
California Dept Wtr Res Pwr Series 2010M 5.00%, 5/01/13	1,225	1,225,000
Series 2011N 5.00%, 5/01/13	7,125	7,125,000
California GO 5.00%, 10/01/16	275	315,189
Series 2011A 5.00%, 10/01/20	5,000	6,144,300
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series C 5.00%, 5/01/19	450	547,168
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	290	349,427

		15,706,084

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 2.6%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/23	$375	$452,726
Series 2011B 4.00%, 11/15/14	4,730	4,971,372
Series 2012A 5.00%, 11/15/24-11/15/25	8,395	9,951,923
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/19	200	219,072
Series 2013A 5.00%, 12/01/19	4,015	4,814,105
Plaza Met Dist #1 CO 5.00%, 12/01/20	1,310	1,454,493
Regional Trnsp Dist CO (Denver Transit Partners) 5.25%, 7/15/24	440	505,811

		22,369,502

Connecticut – 0.9%
Connecticut Clean Wtr Fund (Connecticut SRF) Series 2013A 5.00%, 3/01/24	4,360	5,535,020
Connecticut GO AMBAC Series 2005B 2.641%, 6/01/16(a)	1,750	1,817,882

		7,352,902

District of Columbia – 0.2%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/13	1,495	1,524,093

Florida – 9.2%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	315	353,707
Series 2011A-1 5.00%, 6/01/15	1,720	1,871,910
Series 2012A 5.00%, 6/01/22	2,315	2,811,730
Series 2012A-1 5.00%, 6/01/16	3,165	3,556,985
NPFGC Series A 5.00%, 3/01/15	275	296,962

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Brd of Ed GO (Florida GO) Series 2011C 4.00%, 6/01/13	$1,970	$1,975,989
Series 2013A 5.00%, 6/01/17	16,440	19,291,354
Florida Brd of Ed Lottery 5.00%, 7/01/13	1,000	1,007,680
Series 2010 C 5.00%, 7/01/16	550	626,032
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2011B 5.00%, 7/01/20	3,775	4,600,139
Series 2013A 4.00%, 7/01/16	1,765	1,940,935
5.00%, 7/01/18-7/01/19	3,905	4,675,832
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	665	670,061
Series 2010A 5.00%, 7/01/15	700	766,983
Florida Mun Pwr Agy Series 2011B 5.00%, 10/01/23	2,890	3,464,041
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011B 5.00%, 6/01/15	1,900	2,052,608
Florida St (Florida GO) Series 2011B 5.00%, 6/01/13	3,055	3,066,670
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	420	428,068
Jacksonville FL Sales Tax 5.00%, 10/01/20	1,720	2,082,989
Jacksonville FL Trnsp Series 2012A 5.00%, 10/01/23-10/01/26	10,190	12,392,728
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/13	1,000	1,019,250
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	1,290	1,298,630
Miami Dade Cnty FL SPL Tax Series 2012A 5.00%, 10/01/23	1,500	1,778,145

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/14-10/01/15	$5,280	$5,618,857
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	1,565	1,887,766

		79,536,051

Georgia – 1.6%
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/18	2,500	2,954,275
Catoosa Cnty GA SD GO 3.00%, 8/01/13	2,380	2,396,398
4.00%, 8/01/14	4,470	4,678,123
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/21	3,045	3,729,577

		13,758,373

Illinois – 3.9%
Chicago IL Brd of Ed GO 5.00%, 12/01/17	1,690	1,945,866
Chicago IL GO Series 2008A 5.25%, 1/01/21	1,165	1,341,649
Series 2010A 5.00%, 1/01/24	1,975	2,256,635
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) 5.00%, 1/01/17	1,930	2,192,634
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) 5.00%, 6/01/15	1,250	1,346,900
Chicago IL Transit Auth Fed Hwy Grant (Chicago Il Fed Hwy Grant) AMBAC Series 2004A 5.25%, 6/01/15	2,425	2,625,402
Cook Cnty IL GO 5.00%, 11/15/25	2,200	2,547,688
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/16	5,690	6,478,919
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	55	55,136
Illinois GO 5.00%, 8/01/15	6,050	6,582,884

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006A 5.00%, 6/01/19	$1,040	$1,210,581
Series 2010 5.00%, 1/01/18	500	571,455
Illinois Sales Tax 5.00%, 6/15/17	1,450	1,694,195
Springfield ILL Metro San Dist Series 2011A 5.00%, 1/01/21	2,170	2,514,878

		33,364,822

Indiana – 1.0%
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/20-1/01/23	4,965	5,983,766
Indianapolis IN Loc Bond Bank (Indianapolis IN Arpt Auth) AMBAC 5.25%, 1/01/14	2,260	2,331,823

		8,315,589

Kentucky – 0.5%
Kentucky Turnpike Auth (Kentucky Turnpike Auth Spl Tax) Series 2012A 5.00%, 7/01/25	2,275	2,796,612
AGM 5.25%, 7/01/14	1,410	1,490,497

		4,287,109

Louisiana – 1.7%
Louisiana Gas & Fuels Tax Series 2012A 5.00%, 5/01/23-5/01/27	11,560	14,004,002
Orleans Parish LA Par SD GO AGM 4.00%, 9/01/13	910	921,266

		14,925,268

Maryland – 1.5%
Baltimore MD GO Series 2013B 5.00%, 10/15/14	4,870	5,201,647
Maryland GO Series 2012 5.00%, 3/15/16	7,130	8,061,677

		13,263,324

Massachusetts – 2.6%
Boston MA GO Series 2012A 5.00%, 4/01/15	1,300	1,416,610

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts GO AGM Series 2006C 2.858%, 11/01/19(a)	$9,575	$10,174,874
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/15	1,430	1,566,836
Massachusetts Spl Obl (Massachusetts Gas Tax) AGM Series 2005A 2.846%, 6/01/20(a)	3,000	3,329,940
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/22-7/01/25	5,025	6,029,082

		22,517,342

Michigan – 2.9%
Detroit MI City SD GO Series 2012A 4.00%, 5/01/14	1,120	1,157,240
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/21	3,750	4,359,937
Michigan Finance Auth (Michigan Unemployment) Series 2012B 5.00%, 7/01/23	17,050	17,988,432
Univ of Michigan Series 2012C 4.00%, 4/01/14	1,795	1,856,892

		25,362,501

Minnesota – 0.8%
Hennepin Cnty MN GO Series 2013A 5.00%, 12/01/14	5,095	5,474,170
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/21	1,295	1,559,620

		7,033,790

Mississippi – 0.3%
Mississippi Dev Bank (Mississippi Lease Dept of Trsnp) Series 2013 5.00%, 1/01/19(b)	1,500	1,801,035
Series 2013A 5.00%, 1/01/19(b)	1,000	1,200,690

		3,001,725

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 0.9%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	$5,900	$5,994,872
Springfiled MO Pub Util 5.00%, 12/01/17	1,390	1,617,835

		7,612,707

Nevada – 0.2%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21-7/01/22	775	918,074
Clark Cnty NV SD GO NPFGC-RE Series 2005 A 5.00%, 6/15/18	450	493,110

		1,411,184

New Hampshire – 1.0%
Manchester NH Arpt (Manchester-Boston Regional Arpt) Series 2012A 5.00%, 1/01/23	7,170	8,371,262

New Jersey – 1.7%
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17	480	567,360
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 6/15/20	10,000	12,173,100
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2013A 5.00%, 1/01/23	1,800	2,213,568

		14,954,028

New Mexico – 1.1%
Albuquerque NM GO Series 2013A 4.00%, 7/01/16(b)	4,925	5,453,452
New Mexico Fin Auth (New Mexico Fed Hwy Grant) 5.00%, 6/15/22	3,330	4,247,915

		9,701,367

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 9.1%
Long Island Pwr Auth NY NPFGC Series 2006D 2.506%, 9/01/15(a)	$3,500	$3,579,695
Metropolitan Trnsp Auth NY 5.00%, 11/15/26	3,635	4,316,744
Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,888,556
New York NY GO AGM Series 2005K 4.416%, 8/01/16(a)	1,700	1,820,547
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	3,875	4,664,609
Series 2002A 2.895%, 6/15/13(a)	500	501,065
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/26	6,830	8,381,776
Series 20131 5.00%, 11/01/16-11/01/18	20,080	23,967,858
New York St Dormitory Auth (New York St Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,596,460
Series 2011E 5.00%, 8/15/14	2,790	2,960,051
Series 2012B 5.00%, 3/15/20	7,900	9,773,090
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/25	3,000	3,661,080

		78,111,531

North Carolina – 1.5%
North Carolina Eastern Mun Pwr Agy Series 2012B 5.00%, 1/01/21	6,700	8,260,095
North Carolina GO Series 2013E 5.00%, 5/01/16	2,330	2,645,715
North Carolina Ltd. Oblig Series 2013A 5.00%, 5/01/16	1,600	1,803,520

		12,709,330

Ohio – 0.1%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	808,647

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 3.2%
Deschutes Cnty OR SD #1 GO 5.00%, 6/15/20	$5,180	$6,442,832
Multnomah Cnty OR SD #1J GO Series 2013A 5.00%, 6/15/15(b)	14,605	16,022,853
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/25	4,605	5,465,629

		27,931,314

Pennsylvania – 9.6%
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) AGM 5.00%, 6/01/19	2,250	2,713,050
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 8/01/19	475	560,077
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) 5.00%, 7/01/21	7,550	8,918,136
Series 2012A 5.00%, 7/01/18-7/01/19	25,815	31,359,536
Pennsylvania GO Series 2013 5.00%, 4/01/16	15,650	17,677,770
NPFGC-RE 5.50%, 2/01/14	5,290	5,498,849
Pennsylvania IDA (Pennsylvania IDA Econ Dev) 5.00%, 7/01/16	5,000	5,620,750
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) 5.00%, 4/01/23-4/01/26	5,150	5,860,604
Philadelphia PA Gas Works Series 2011-1975 5.00%, 7/01/14	1,900	1,992,701
Philadelphia PA SD GO Series 2011E 5.25%, 9/01/22	1,800	2,100,636
Philadelphia PA Wtr & WstWtr AGM Series 2010A 5.00%, 6/15/18	550	652,515

		82,954,624

Puerto Rico – 1.8%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	2,000	2,059,620

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010AAA 5.25%, 7/01/21	$1,830	$1,946,498
NPFGC 5.00%, 7/01/19	3,400	3,633,614
Puerto Rico Govt Dev Bank 5.25%, 1/01/15	3,535	3,607,998
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) Series 2007N 2.715%, 7/01/28(a)	4,650	3,615,700
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007 M 5.75%, 7/01/16	275	295,653

		15,159,083

South Carolina – 1.9%
Horry Cnty SC SD GO Series 2012B 5.00%, 3/01/16	1,470	1,650,634
Renewable Water Resources Sew Sys SC 5.00%, 1/01/24	2,570	3,159,609
South Carolina Pub Svc Auth Series 2012C 5.00%, 12/01/15-12/01/18	9,545	11,253,326

		16,063,569

Tennessee – 0.3%
Met Govt Nashville-DAV TN GO 5.00%, 7/01/23	2,385	3,003,907

Texas – 8.2%
Conroe TX ISD GO 5.00%, 2/15/24-2/15/26	6,240	7,548,553
Corpus Christi TX Util Sys 5.00%, 7/15/21	5,675	6,990,295
Denton TX ISD GO Series 2012A 2.125%, 8/01/42	2,135	2,195,378
Garland TX GO Series 2010 5.00%, 2/15/26	500	590,520
Georgetown TX ISD GO Series 2013A 5.00%, 2/15/22(c)	5,965	7,581,336
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	2,105	2,496,109
Houston TX ISD GO 2.00%, 6/01/29	4,345	4,421,559

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Util Sys Series 2011D 5.00%, 11/15/27	$2,735	$3,285,419
Series 2011E 5.00%, 11/15/14	6,900	7,392,453
Lubbock TX GO 5.00%, 2/15/19(b)	1,740	2,106,166
Midlothian TX ISD GO Series 2011B 2.25%, 8/01/51	5,000	5,111,550
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.25%, 9/01/26	3,625	4,382,262
Red River TX Hlth Facs Dev Corp. (Mrc Crestview Proj) 6.00%, 11/15/16	735	744,305
Rockwall ISD GO 5.00%, 2/15/19(b)	3,280	4,005,110
San Antonio TX Elec & Gas 5.00%, 2/01/21	7,110	8,917,006
San Antonio TX ISD GO 5.00%, 8/15/26	1,710	2,035,909
Univ of Texas Series 2010A 5.00%, 8/15/22	1,070	1,304,490

		71,108,420

Virginia – 3.7%
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/25-4/01/26	6,000	6,979,620
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/14-2/01/21	16,430	18,838,998
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) Series 2011A 4.00%, 8/01/13	4,050	4,087,787
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,655	1,811,149

		31,717,554

Washington – 4.6%
Central Puget Sound WA RTA Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,650,590
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/25	3,305	3,973,271

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy Northwest WA (Bonneville Power Admin) Series 2011A 5.00%, 7/01/18	$680	$819,522
Series 2012A 5.00%, 7/01/13-7/01/19	5,450	6,415,994
King Cnty WA SD #414 GO 5.00%, 12/01/16	3,735	4,312,954
Seattle WA Mun Light & Pwr Series 2010B 5.00%, 2/01/20	4,080	5,033,904
Washington St GO Series 2009 B 5.00%, 1/01/22	710	861,436
Series 20102 5.00%, 2/01/19	3,295	4,008,400
Series 2013D 5.00%, 2/01/23	3,385	4,290,217

		39,366,288

Wisconsin – 2.4%
Wisconsin Clean Wtr (Wisconsin SRF) Series 20131 5.00%, 6/01/24	4,490	5,690,401
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) Series 20131 5.00%, 7/01/23-7/01/24	12,000	15,365,205

		21,055,606

Total Long-Term Municipal Bonds (cost $729,034,866)		748,692,192

Short-Term Municipal Notes – 10.3%
Connecticut – 2.9%
Connecticut Hlth & Ed Fac Auth (Yale University) Series 2001V-1 0.15%, 7/01/36(d)	13,255	13,255,000
Series 2001V-2 0.14%, 7/01/36(d)	7,670	7,670,000
Series 2005Y-3 0.15%, 7/01/35(d)	4,100	4,100,000

		25,025,000

Massachusetts – 2.6%
Massachusetts Dev Fin Agy (Boston University) Series 2008 U-6C 0.17%, 10/01/42(d)	7,000	7,000,000

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1999R 0.14%, 11/01/49(d)	$6,475	$6,475,000
Massachusetts Hlth & Ed Facs Auth (Stonehill College) Series 2008K 0.17%, 7/01/37(d)	9,085	9,085,000

		22,560,000

Mississippi – 2.6%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009 B 0.20%, 12/01/30(d)	10,100	10,100,000
Series 2009 F 0.18%, 12/01/30(d)	2,000	2,000,000
Series 2010G 0.17%, 11/01/35(d)	10,000	10,000,000

		22,100,000

Texas – 2.2%
Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008B 0.17%, 5/15/48(d)	4,365	4,365,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.17%, 11/01/38-11/01/51(d)	15,025	15,025,000

		19,390,000

Total Short-Term Municipal Notes (cost $89,075,000)		89,075,000

Total Municipal Obligations (cost $818,109,866)		837,767,192

CORPORATES – INVESTMENT GRADES – 1.8%
Financial Institutions – 1.3%
Banking – 1.1%
Bank of America Corp. 7.375%, 5/15/14	1,200	1,279,721
Capital One Financial Corp. 2.125%, 7/15/14	736	747,610
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	1,510	1,557,787
6.00%, 5/01/14	1,200	1,262,534
JPMorgan Chase & Co. 2.05%, 1/24/14	1,570	1,589,547
Morgan Stanley 1.75%, 2/25/16	3,362	3,386,136

		9,823,335

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 0.2%
General Electric Capital Corp. 2.15%, 1/09/15	$ 1,576	$1,616,552

		11,439,887

Industrial – 0.4%
Consumer Cyclical - Automotive – 0.1%
Daimler Finance North America LLC 6.50%, 11/15/13	904	933,044

Consumer Cyclical - Entertainment – 0.1%
Viacom, Inc. 1.25%, 2/27/15	800	805,884

Technology – 0.2%
International Business Machines Corp. 0.55%, 2/06/15	1,715	1,718,571

		3,457,499

Utility – 0.1%
Electric – 0.1%
Exelon Generation Co. LLC 5.35%, 1/15/14	831	858,589

Total Corporates – Investment Grades (cost $15,541,980)		15,755,975

AGENCIES – 0.7%
Federal Home Loan Bank Series 656 5.375%, 5/18/16(c) (cost $5,802,322)	5,315	6,117,151

	Shares
SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $18,544,036)	18,544,036	18,544,036

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bill – 0.0%
U.S. Treasury Bill Zero Coupon, 11/14/13(c) (cost $299,728)	$300	$299,728

Total Short-Term Investments (cost $18,843,764)		18,843,764

Total Investments – 101.9% (cost $858,297,932)		878,484,082
Other assets less liabilities – (1.9)%		(16,537,190)

Net Assets – 100.0%		$861,946,892

INFLATION (CPI) SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$5,500	6/2/19	2.58%	CPI	#	$(117,102)
Barclays Bank PLC	2,000	4/8/15	2.22%	CPI	#	(23,752)
Barclays Bank PLC	38,000	4/24/15	2.02%	CPI	#	(282,335)
Barclays Bank PLC	5,500	6/1/15	2.038%	CPI	#	15,992
Barclays Bank PLC	6,000	2/26/17	2.37%	CPI	#	(104,172)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI	#	61,572
Barclays Bank PLC	4,000	6/15/20	2.48%	CPI	#	(6,138)
Barclays Bank PLC	1,500	8/4/20	2.308%	CPI	#	37,386
Barclays Bank PLC	2,000	11/10/20	2.5%	CPI	#	23,915
Barclays Bank PLC	6,000	5/4/21	2.845%	CPI	#	(247,487)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI	#	(116,641)
Barclays Bank PLC	14,000	4/3/22	2.663%	CPI	#	(258,030)
Barclays Bank PLC	16,700	10/5/22	2.765%	CPI	#	(173,229)
Barclays Bank PLC	5,400	3/6/27	2.695%	CPI	#	3,284
Citibank, NA	2,000	4/15/14	2.06%	CPI	#	(5,874)
Citibank, NA	10,000	5/4/16	2.71%	CPI	#	(320,401)
Citibank, NA	14,000	5/30/17	2.125%	CPI	#	(74,294)
Citibank, NA	11,500	6/21/17	2.153%	CPI	#	(52,985)
Citibank, NA	9,000	6/29/22	2.398%	CPI	#	106,954
Citibank, NA	5,400	7/19/22	2.40%	CPI	#	83,427
Citibank, NA	4,000	8/10/22	2.55%	CPI	#	15,818
Citibank, NA	15,500	12/7/22	2.748%	CPI	#	(217,141)
Citibank, NA	15,800	2/8/28	2.94%	CPI	#	(351,012)
Deutsche Bank AG	16,300	6/30/14	1.998%	CPI	#	(85,079)
Deutsche Bank AG	14,200	7/21/14	2.155%	CPI	#	(151,709)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI	#	(258,960)
Deutsche Bank AG	9,800	9/7/21	2.40%	CPI	#	104,119
JPMorgan Chase Bank, NA	12,000	3/26/28	2.88%	CPI	#	(165,163)
JPMorgan Chase Bank, NA	32,000	5/30/14	1.575%	CPI	#	(59,383)
JPMorgan Chase Bank, NA	1,000	7/29/20	2.305%	CPI	#	24,283

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	25

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$19,000	8/17/22	2.523%	CPI	#	$156,618
JPMorgan Chase Bank, NA	1,400	6/30/26	2.89%	CPI	#	(55,202)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI	#	(154,254)
JPMorgan Chase Bank, NA	2,400	10/3/26	2.485%	CPI	#	79,327
JPMorgan Chase Bank, NA	5,400	11/14/26	2.488%	CPI	#	174,966
JPMorgan Chase Bank, NA	4,850	12/23/26	2.484%	CPI	#	170,761
JPMorgan Chase Bank, NA	21,350	2/20/28	2.899%	CPI	#	(341,121)
Morgan Stanley Capital Services LLC	6,000	4/16/16	2.11%	CPI	#	(21,339)
Morgan Stanley Capital Services LLC	50,000	4/16/18	2.395%	CPI	#	(294,921)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.69%	CPI	#	(83,543)
Morgan Stanley Capital Services LLC	1,000	5/6/13	1.95%	CPI	#	11,262
Morgan Stanley Capital Services LLC	9,000	10/28/13	1.61%	CPI	#	295,270
Morgan Stanley Capital Services LLC	22,000	10/3/14	1.53%	CPI	#	317,702
Morgan Stanley Capital Services LLC	6,000	4/5/16	2.535%	CPI	#	(129,274)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.37%	CPI	#	43,632
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.68%	CPI	#	(325,903)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI	#	(178,692)

						$(2,928,848)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of April 30, 2013.

(b)	When-Issued or delayed delivery security.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $4,660,615.

(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2013, the Fund held 5.2% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

COP – Certificate of Participation

EDA – Economic Development Agency

GO – General Obligation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFC – Passenger Facility Charge

PUD – Public Utility District

RTA – Regional Transportation Authority

SD – School District

SRF – State Revolving Fund

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $839,753,896)	$859,940,046
Affiliated issuers (cost $18,544,036)	18,544,036
Receivable for capital stock sold	10,019,178
Interest and dividends receivable	8,702,730
Unrealized appreciation on inflation swap contracts	1,726,288
Receivable for investment securities sold	230,000

Total assets	899,162,278

Liabilities
Payable for investment securities purchased	30,580,353
Unrealized depreciation on inflation swap contracts	4,655,136
Payable for capital stock redeemed	1,539,987
Advisory fee payable	280,989
Distribution fee payable	88,999
Administrative fee payable	22,142
Transfer Agent fee payable	398
Accrued expenses	47,382

Total liabilities	37,215,386

Net Assets	$861,946,892

Composition of Net Assets
Capital stock, at par	$80,210
Additional paid-in capital	843,765,382
Undistributed net investment income	384,186
Accumulated net realized gain on investment transactions	459,812
Net unrealized appreciation on investments	17,257,302

$861,946,892

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$113,593,149	10,562,498	$10.75	*

C	$39,806,063	3,709,325	$10.73

Advisor	$170,788,735	15,871,538	$10.76

1	$367,287,725	34,203,006	$10.74

2	$170,471,220	15,864,065	$10.75

*	The maximum offering price per share for Class A shares was $11.08 which reflects a sales charge of 3.0%.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (unaudited)

Investment Income
Interest	$6,242,879
Dividends—Affiliated issuers	10,416	$6,253,295

Expenses
Advisory fee (see Note B)	1,591,297
Distribution fee—Class A	141,814
Distribution fee—Class C	187,389
Distribution fee—Class 1	141,347
Transfer agency—Class A	9,173
Transfer agency—Class C	3,786
Transfer agency—Advisor Class	10,044
Transfer agency—Class 1	16,303
Transfer agency—Class 2	6,885
Custodian	84,019
Registration fees	71,430
Administrative	29,706
Audit	21,934
Legal	20,512
Printing	18,113
Directors’ fees	5,787
Miscellaneous	10,022
Total expenses	2,369,561

Less: expenses waived and reimbursed by the Adviser (see Note B)	(306,047)

Net expenses		2,063,514

Net investment income		4,189,781

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		427,235
Swap contracts		57,119
Net change in unrealized appreciation/ depreciation of:
Investments		2,340,237
Swap contracts		(4,752,182)

Net loss on investment transactions		(1,927,591)

Net Increase in Net Assets from Operations		$2,262,190

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,189,781	$6,011,004
Net realized gain on investment transactions	484,354	866,904
Net change in unrealized appreciation/depreciation of investments	(2,411,945)	17,188,927

Net increase in net assets from operations	2,262,190	24,066,835
Dividends and Distributions to Shareholders from
Net investment income
Class A	(545,737)	(926,220)
Class C	(90,598)	(186,712)
Advisor Class	(724,770)	(1,102,559)
Class 1	(1,903,109)	(2,576,922)
Class 2	(850,003)	(1,029,039)
Net realized gain on investment transactions
Class A	(135,299)	(122,501)
Class C	(58,740)	(48,220)
Advisor Class	(140,735)	(91,970)
Class 1	(388,019)	(218,955)
Class 2	(156,157)	(83,342)
Capital Stock Transactions
Net increase	334,933,660	226,653,362

Total increase	332,202,683	244,333,757
Net Assets
Beginning of period	529,744,209	285,410,452

End of period (including undistributed net investment income of $384,186 and $308,622, respectively)	$861,946,892	$529,744,209

See notes to financial statements.

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Municipal Bond Inflation Strategy Portfolio. The Municipal Bond Inflation Strategy Portfolio (the “Strategy”) has authorized the issuance of offers Class A, Class B, Class C, Advisor Class, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	31
Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2013:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$746,438,258		$2,253,934		$748,692,192
Short-Term Municipal Notes		– 0	–	89,075,000		– 0	–	89,075,000
Corporates—Investment Grades		– 0	–	15,755,975		– 0	–	15,755,975
Agencies		– 0	–	6,117,151		– 0	–	6,117,151
Short-Term Investments:
Investment Companies		18,544,036		– 0	–	– 0	–	18,544,036
U.S. Treasury Bill		– 0	–	299,728		– 0	–	299,728

Total Investments in Securities		18,544,036		857,686,112		2,253,934		878,484,082
Other Financial Instruments* :
Assets:
Inflation (CPI) Swap Contracts		– 0	–	1,726,288		– 0	–	1,726,288
Liabilities:
Inflation (CPI) Swap Contracts		– 0	–	(4,655,136)		– 0	–	(4,655,136)

Total^		$18,544,036		$854,757,264		$2,253,934		$875,555,234

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Inflation (CPI) Swap Contracts			Total
Balance as of 10/31/12	$896,677			$1,823,334		$2,720,011
Accrued discounts/(premiums)	(3,845)			– 0	–	(3,845)
Realized gain (loss)	1,171			– 0	–	1,171
Change in unrealized appreciation/depreciation	(3,134)			– 0	–	(3,134)
Purchases	1,453,065			– 0	–	1,453,065
Sales	(90,000)			– 0	–	(90,000)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(1,823,334)		(1,823,334)

Balance as of 4/30/13+	$2,253,934		$	– 0	–	$2,253,934

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$(3,134)		$	– 0	–	$(3,134)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Strategy until January 26, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or which would exceed the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2014 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2013, such reimbursement amounted to $306,047, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2013, the reimbursement for such services amounted to $29,706.

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $12,097 for the six months ended April 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $0 from the sale of Class A shares and received $6,870 and $3,150 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2013.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2013 (000)	Dividend Income (000)
$ 5,713	$264,575	$251,744	$18,544	$10

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $296,301 and $953,512 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$301,651,481		$42,952,902
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$20,556,798
Gross unrealized depreciation	(370,648)

Net unrealized appreciation	$20,186,150

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2013, the Strategy held inflation (CPI) swap contracts for hedging purposes.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2013, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $2,928,848. The fair value of assets pledged as collateral by the Strategy for such derivatives was $4,660,615. If a trigger

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

event had occurred at April 30, 2013, for those derivatives in a net liability position, an amount of $560,797 would be required to be posted by the Strategy.

At April 30, 2013, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swap contracts	$1,726,288	Unrealized depreciation on inflation swap contracts	$4,655,136

Total		$1,726,288		$4,655,136

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts: Net change in unrealized appreciation/depreciation of swap contracts	$57,119	$(4,752,182)

Total		$57,119	$(4,752,182)

The following table represents the volume of the Strategy’s derivative transactions during the six months ended April 30, 2013:

Inflation Swap Contracts:
Average notional amount	$392,000,000

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class A
Shares sold	4,644,581	4,102,533	$50,112,861	$43,442,993

Shares issued in reinvestment of dividends and distributions	46,733	72,554	493,515	766,041

Shares redeemed	(1,511,827)	(3,029,718)	(16,315,241)	(31,985,941)

Net increase	3,179,487	1,145,369	$34,291,135	$12,223,093

Class C
Shares sold	890,171	1,433,167	$9,596,833	$15,136,166

Shares issued in reinvestment of dividends and distributions	10,866	17,757	117,212	186,685

Shares redeemed	(479,882)	(486,097)	(5,164,762)	(5,152,933)

Net increase	421,155	964,827	$4,549,283	$10,169,918

Advisor Class
Shares sold	9,437,900	5,902,266	$101,628,564	$62,380,255

Shares issued in reinvestment of dividends and distributions	56,386	77,611	609,119	821,381

Shares redeemed	(1,561,634)	(2,103,271)	(16,849,646)	(22,379,392)

Net increase	7,932,652	3,876,606	$85,388,037	$40,822,244

Class 1
Shares sold	15,598,156	13,680,419	$167,888,640	$144,989,020

Shares issued in reinvestment of dividends and distributions	163,148	113,453	1,758,162	1,200,618

Shares redeemed	(3,470,337)	(2,741,573)	(37,407,209)	(29,072,156)

Net increase	12,290,967	11,052,299	$132,239,593	$117,117,482

Class 2
Shares sold	8,680,514	5,129,537	$93,436,587	$54,427,562

Shares issued in reinvestment of dividends and distributions	70,892	50,466	764,247	533,805

Shares redeemed	(1,460,487)	(815,266)	(15,735,222)	(8,640,742)

Net increase	7,290,919	4,364,737	$78,465,612	$46,320,625

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	41

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Strategy’s assets can decline as can the real value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Strategy shares as investors anticipate adverse effects on the Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	43

Notes to Financial Statements

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$892,092	$233,340
Long-term capital gains	14,487	– 0	–

Total taxable distributions	906,579	233,340
Tax-exempt income	5,479,861	2,182,854

Total distributions paid	$6,386,440	$2,416,194

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$341,949
Undistributed ordinary income	247,370
Undistributed capital gains	607,038
Unrealized appreciation/(depreciation)	19,669,247

Total accumulated earnings/(deficit)	$20,865,604	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2012, the Strategy did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,		January 26, 2010(a) to October 31,
			2012	2011	2010

Net asset value, beginning of period	$ 10.80		$ 10.32	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06		.14	.16	.11
Net realized and unrealized gain (loss) on investment transactions	(.03)		.50	.26	.06

Net increase in net asset value from operations	.03		.64	.42	.17

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.14)	(.17)	(.08)
Distributions from net realized gain on investment transactions	(.02)		(.02)	(.02)	– 0	–

Total dividends and distributions	(.08)		(.16)	(.19)	(.08)

Net asset value, end of period	$ 10.75		$ 10.80	$ 10.32	$ 10.09

Total Return
Total investment return based on net asset value(d)	.28%		6.22%	4.24%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$113,593		$79,735	$64,342	$28,200
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.80	%(e)	.80%	.80%	.80	%(e)
Expenses, before waivers/ reimbursements	.90	%(e)	.95%	1.20%	2.15	%(e)
Net investment income(b)	1.17	%(e)	1.34%	1.57%	1.43	%(e)
Portfolio turnover rate	7%		10%	26%	1%

See footnote summary on page 50.

46	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,		January 26, 2010(a) to October 31,
			2012	2011	2010

Net asset value, beginning of period	$ 10.78		$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03		.07	.09	.06
Net realized and unrealized gain (loss) on investment transactions	(.04)		.50	.25	.06

Net increase in net asset value from operations	(.01)		.57	.34	.12

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.07)	(.10)	(.04)
Distributions from net realized gain on investment transactions	(.02)		(.02)	(.02)	– 0	–

Total dividends and distributions	(.04)		(.09)	(.12)	(.04)

Net asset value, end of period	$ 10.73		$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	(.07)%		5.51%	3.45%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,806		$35,436	$23,919	$11,804
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.50	%(e)	1.50%	1.50%	1.50	%(e)
Expenses, before waivers/ reimbursements	1.60	%(e)	1.65%	1.91%	2.76	%(e)
Net investment income(b)	.47	%(e)	.64%	.87%	.78	%(e)
Portfolio turnover rate	7%		10%	26%	1%

See footnote summary on page 50.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,		January 26, 2010(a) to October 31,
			2012	2011	2010

Net asset value, beginning of period	$ 10.81		$ 10.32	$ 10.10	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07		.17	.19	.12
Net realized and unrealized gain (loss) on investment transactions	(.02)		.51	.25	.08

Net increase in net asset value from operations	.05		.68	.44	.20

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)		(.02)	(.02)	– 0	–

Total dividends and distributions	(.10)		(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.76		$ 10.81	$ 10.32	$ 10.10

Total Return
Total investment return based on net asset value(d)	.42%		6.64%	4.44%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$170,789		$85,781	$41,924	$12,310
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.50	%(e)	.50%	.50%	.50	%(e)
Expenses, before waivers/ reimbursements	.60	%(e)	.65%	.88%	1.57	%(e)
Net investment income(b)	1.46	%(e)	1.63%	1.85%	1.81	%(e)
Portfolio turnover rate	7%		10%	26%	1%

See footnote summary on page 50.

48	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,		January 26, 2010(a) to October 31,
			2012	2011	2010

Net asset value, beginning of period	$ 10.78		$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07		.16	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(.02)		.50	.27	.07

Net increase in net asset value from operations	.05		.66	.44	.18

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.16)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)		(.02)	(.02)	– 0	–

Total dividends and distributions	(.09)		(.18)	(.22)	(.10)

Net asset value, end of period	$ 10.74		$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	.47%		6.45%	4.40%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$367,288		$236,285	$111,857	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.60	%(e)	.60%	.60%	.60	%(e)
Expenses, before waivers/ reimbursements	.69	%(e)	.74%	.92%	2.70	%(e)
Net investment income(b)	1.36	%(e)	1.54%	1.66%	1.38	%(e)
Portfolio turnover rate	7%		10%	26%	1%

See footnote summary on page 50.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,		January 26, 2010(a) to October 31,
			2012	2011	2010

Net asset value, beginning of period	$ 10.79		$ 10.31	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08		.17	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(.02)		.50	.28	.07

Net increase in net asset value from operations	.06		.67	.45	.18

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)		(.02)	(.02)	– 0	–

Total dividends and distributions	(.10)		(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.75		$ 10.79	$ 10.31	$ 10.08

Total Return
Total investment return based on net asset value(d)	.52%		6.54%	4.54%	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$170,471		$92,507	$43,368	$10,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%(e)	.50%	.50%	.50	%(e)
Expenses, before waivers/reimbursements	.59	%(e)	.64%	.85%	2.61	%(e)
Net investment income(b)	1.46	%(e)	1.64%	1.77%	1.49	%(e)
Portfolio turnover rate	7%		10%	26%	1%

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (Guy) B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	51

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Municipal Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

52	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (January 2010 inception) was not profitable to it in 2010 or 2011.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	53

Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”) for the 1-year period ended July 31, 2012, and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”) for the 1-year period ended September 30, 2012 and the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, and that it lagged the Index in both periods. Based on their review, and taking into consideration the Portfolio’s short operating history, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

54	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was lower than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	55

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Municipal Bond Inflation Strategy (“Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

56	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/12 ($MM)
Municipal Bond Inflation Strategy	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$509.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $75,639 (0.05% of the Strategy’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Municipal Bond Inflation Strategy	Advisor Class A Class C Class 1 Class 2	0.50 0.80 1.50 0.60 0.50	% % % % %	0.67 0.96 1.67 0.76 0.66	% % % % %	October 31 (ratio as of April 30, 2012)

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	57

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6 However, with respect to the Strategy, the

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

58	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)8 and the Strategy’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Municipal Bond Inflation Strategy	0.500	0.538	3/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	59

Strategy	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Municipal Bond Inflation Strategy	0.800	0.884	2/10	0.770	22/37

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2011 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $0, $347,324 and $19,284 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

11	Most recently completed fiscal year Class A share total expense ratio.

60	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $18,000 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	61

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 year performance return and rankings of the Strategy15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended July 31, 2012.17

12	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

15	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

16	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a Strategy in/from a PU are somewhat different from that of an EU.

17	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

62	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Municipal Bond Inflation Strategy
1 year	4.75	7.66	8.09	10/10	44/46

Set forth below are the 1 year and since inception net performance returns of the Strategy (in bold)18 versus its benchmark.19 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending July 31, 2012 Annualized Performance
		Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)		Volatility (%)	Sharpe (%)
Municipal Bond Inflation Strategy	4.75	4.25	2.78	1.58	1
Barclays Capital 1-10yr TIPS Index	4.84	6.58	2.71	1.65	1
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

18	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

19	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2012.

20	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

64	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	65

NOTES

66	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	67

NOTES

68	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0152-0413

SEMI-ANNUAL REPORT

AllianceBernstein

Real Asset Strategy

April 30, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 10, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Real Asset Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2013.

Investment Objective and Policies

The Strategy’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Strategy. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps. The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include real estate investment trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Strategy does

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	1

not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. dollar-denominated securities although it may hedge the exposure under certain circumstances. The Strategy may invest significantly, to the extent permitted by applicable law, in derivatives such as options, futures, forwards, swaps or structured notes. The Strategy intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy except that the Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Strategy with commodity exposure within the limitations of federal tax requirements that apply to the Strategy. The Strategy is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Strategy’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended April 30, 2013.

For both periods, all share classes of the Strategy posted positive returns and outperformed the benchmark, before sales charges. During the six-month period, outperformance was driven primarily by a strategic exposure to real estate equities, partially offset by the Strategy’s strategic allocation to commodity futures, which contributed negatively to performance. Within the Strategy’s natural resources equities allocation, active management contributed

2	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

positively. The Strategy also benefited from active security and sector selection decisions within the real estate allocation. Within the commodity futures allocation, negative contributions from security selection were offset by positive returns from yield curve management and sector selection decisions. Positive contributions from “top-down” collateral management strategies were offset by asset allocation and risk management decisions, resulting in a negative contribution to relative performance from top-down active management over the period.

For the 12-month period, relative performance was driven primarily by the Strategy’s strategic allocation to real estate equities. Active management within both the natural resource equities and real estate allocations also contributed positively to performance, while security selection decisions within commodity futures detracted modestly from performance. Within the commodity futures allocation, value was added by the Strategy’s yield curve positioning and sector selection decisions (exposure to commodity futures was obtained via commodity index swaps, commodity futures, and options on commodity futures). The Strategy’s “top-down” active decisions, including asset allocation and risk management strategies, detracted from performance over the period.

The Strategy utilized derivatives including interest rate swaps, inflation swaps and total return swaps, all for investment purposes, which had an immaterial impact on performance during both the six- and 12-month periods; purchased and written options for hedging purposes, which detracted for both periods; futures for hedging and investment purposes, which detracted for both periods; and forwards for hedging and investment purposes as part of its currency management strategies, which added to performance over the six-month period and detracted over the 12-month period.

Market Review and Investment Strategy

Through the second quarter of 2012, global commodity prices declined virtually across the board, as markets appeared to price in the belief that China’s long-term growth rate may be reaching a plateau even as concerns of a near-term hard landing abated. Corresponding fears about overcapacity among commodity producers hit natural resource equities even harder, while real estate stocks were mostly able to buck the trend as investors continued to bid up assets with comparatively higher yields in an environment of record low interest rates. Throughout this timeframe, the Real Asset Strategy Team (the “Team”) targeted a roughly neutral risk profile (aside from the purchase of some modest downside put protection against an extreme market selloff), incrementally increasing the Strategy’s overweight to natural resource equities, while simultaneously reducing exposure to real estate equities and, to a lesser degree, commodity futures. In the Team’s view, valuations and sentiment around natural resource equities had become unduly depressed, in effect pricing in an excessively pessimistic outlook for global growth and liquidity prospects.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	3

As risk markets generally rallied through the third quarter of 2012, the Team modestly increased the Strategy’s overweight to natural resource equities while further adding to the underweight in real estate, where valuations appeared stretched in the Team’s view, particularly in U.S. commercial real estate. At the same time, as implied volatilities in the market declined to near post-2008 financial crisis lows, the Team tactically decreased the Strategy’s overall risk profile modestly. By early December, however, as signs emerged that the macro “risk on/risk off” environment so prevalent since the global credit crisis appeared to be normalizing, the Team again increased the Strategy’s risk exposure while maintaining exposure to protective put options on the S&P 500 Index and the Dow Jones-UBS Commodity Index to partially hedge downside risks. During the first quarter of 2013, the Team further reduced exposure to global real estate and increased exposure to natural resource equities, primarily based on valuation considerations.

4	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World Commodity Producers Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Strategy and are subject to the same risks that apply to similar investments if held directly by the Strategy. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Strategy wholly owns and controls the Subsidiary, and the Strategy and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Strategy or its shareholders.

Real Estate Risk: The Strategy’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Strategy may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy’s NAV.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. For Class 1 shares, Click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Real Asset Strategy
Class 1*	0.99%	2.17%

Class 2*	1.12%	2.46%

Class A	0.99%	2.17%

Class C	0.72%	1.45%

Advisor Class**	1.20%	2.46%

Class R**	0.88%	1.96%

Class K**	0.99%	2.16%

Class I**	1.12%	2.47%

MSCI AC World Commodity Producers Index (net)	-2.52%	-4.80%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns

Class 1 Shares†
1 Year	2.17%	2.17%
Since Inception*	5.69%	5.69%

Class 2 Shares†
1 Year	2.46%	2.46%
Since Inception*	5.95%	5.95%

Class A Shares
1 Year	2.17%	-2.20%
Since Inception*	5.68%	4.25%

Class C Shares
1 Year	1.45%	0.45%
Since Inception*	4.92%	4.92%

Advisor Class Shares**
1 Year	2.46%	2.46%
Since Inception*	5.96%	5.96%

Class R Shares**
1 Year	1.96%	1.96%
Since Inception*	5.44%	5.44%

Class K Shares**
1 Year	2.16%	2.16%
Since Inception*	5.70%	5.70%

Class I Shares**
1 Year	2.47%	2.47%
Since Inception*	5.96%	5.96%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.21%, 0.96%, 1.28%, 1.99%, 0.99%, 1.64%, 1.35% and 0.98% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios (exclusive of interest expense) to 1.00%, 0.75%, 1.05%, 1.75%, 0.75%, 1.25%, 1.00% and 0.75% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

*	Inception date: 3/8/2010.

**

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class 1 Shares†
1 Year	2.17%
Since Inception*	6.01%

Class 2 Shares†
1 Year	2.46%
Since Inception*	6.27%

Class A Shares
1 Year	-2.18%
Since Inception*	4.51%

Class C Shares
1 Year	0.36%
Since Inception*	5.21%

Advisor Class Shares**
1 Year	2.46%
Since Inception*	6.28%

Class R Shares**
1 Year	1.87%
Since Inception*	5.74%

Class K Shares**
1 Year	2.16%
Since Inception*	6.02%

Class I Shares**
1 Year	2.38%
Since Inception*	6.28%

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

*	Inception date: 3/8/2010.

**

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Historical Performance on pages 5-6.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.90	$5.23	1.05%
Hypothetical**	$1,000	$1,019.59	$5.26	1.05%
Class C
Actual	$1,000	$1,007.20	$8.71	1.75%
Hypothetical**	$1,000	$1,016.12	$8.75	1.75%
Advisor Class
Actual	$1,000	$1,012.00	$3.74	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class R
Actual	$1,000	$1,008.80	$6.23	1.25%
Hypothetical**	$1,000	$1,018.60	$6.26	1.25%
Class K
Actual	$1,000	$1,009.90	$4.98	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%
Class I
Actual	$1,000	$1,011.20	$3.74	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class 1
Actual	$1,000	$1,009.90	$4.98	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%
Class 2
Actual	$1,000	$1,011.20	$3.74	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
*	Expenses are equal to the Strategy’s annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Expense Example

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $506.6

*	All data are as of April 30, 2013. The Strategy breakdown is expressed as an approximate percentage of the Strategy’s net assets inclusive of derivative exposure, based on the Advisor’s internal classification guidelines.

**	The Strategy’s security type breakdown is express as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	11

Portfolio Summary

TEN LARGEST EQUITY HOLDINGS***

April 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$19,418,864	3.8%
Royal Dutch Shell PLC	11,897,707	2.4
Market Vectors Gold Miners ETF	10,715,562	2.1
Chevron Corp.	9,104,386	1.8
BP PLC	8,114,228	1.6
Rio Tinto PLC	5,972,825	1.2
Petroleo Brasileiro SA	5,311,139	1.0
BHP Billiton Ltd.	5,244,895	1.0
ENI SpA	4,430,560	0.9
Vale SA	4,391,592	0.9
	$84,601,758	16.7%

***	Long-term investments.

12	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Ten Largest Equity Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 58.3%
Energy – 23.3%
Coal & Consumable Fuels – 0.6%
Adaro Energy Tbk PT	741,200	$93,938
Banpu PCL	75,450	874,038
Cameco Corp.	47,680	929,510
China Coal Energy Co., Ltd. – Class H	117,680	90,842
China Shenhua Energy Co., Ltd. – Class H	62,300	220,907
Consol Energy, Inc.	4,200	141,288
Exxaro Resources Ltd.	36,510	575,023
Indo Tambangraya Megah Tbk PT	26,700	101,026
Peabody Energy Corp.	5,000	100,300
Tambang Batubara Bukit Asam Persero Tbk PT	39,553	62,077

		3,188,949

Integrated Oil & Gas – 16.9%
BG Group PLC	224,920	3,796,950
BP PLC	1,119,800	8,114,228
Cenovus Energy, Inc.	13,800	412,993
Chevron Corp.	74,620	9,104,386
China Petroleum & Chemical Corp. – Class H	2,039,500	2,250,718
ENI SpA	185,640	4,430,560
Exxon Mobil Corp.	218,214	19,418,864
Galp Energia SGPS SA	13,040	208,989
Gazprom OAO (Sponsored ADR)	463,200	3,682,441
Hess Corp.	21,040	1,518,667
Husky Energy, Inc.	10,600	306,389
Imperial Oil Ltd.	6,100	242,680
LUKOIL OAO (London) (Sponsored ADR)	10,950	696,968
MOL Hungarian Oil and Gas PLC	3,500	248,784
Murphy Oil Corp.	17,059	1,059,194
OMV AG	6,400	300,637
Origin Energy Ltd.	23,000	294,455
PetroChina Co., Ltd. – Class H	386,600	492,771
Petroleo Brasileiro SA	54,500	521,642
Petroleo Brasileiro SA (ADR)	147,590	2,826,349
Petroleo Brasileiro SA (Preference Shares)	77,000	768,942
Petroleo Brasileiro SA (Sponsored ADR)	59,800	1,194,206
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	195,400	330,371
PTT PCL	113,900	1,265,125
Repsol SA	15,600	365,735
Rosneft OAO (GDR)(b)	49,980	341,613
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	159,996	5,441,781
Royal Dutch Shell PLC – Class A	79,868	2,719,128
Royal Dutch Shell PLC – Class B	106,530	3,736,798
Sasol Ltd.	10,000	433,165
Statoil ASA	48,330	1,183,184

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Suncor Energy, Inc. (Toronto)	126,270	$3,936,811
Surgutneftegas OAO (Sponsored ADR)	41,321	354,121
Total SA	74,659	3,758,113

		85,757,758

Oil & Gas Drilling – 0.4%
Diamond Offshore Drilling, Inc.	10,620	733,842
Helmerich & Payne, Inc.	7,410	434,374
Seadrill Ltd.	27,650	1,064,249

		2,232,465

Oil & Gas Equipment & Services – 0.6%
Aker Solutions ASA	36,760	514,489
Halliburton Co.	23,210	992,692
Schlumberger Ltd.	20,380	1,516,883

		3,024,064

Oil & Gas Exploration & Production – 4.7%
Anadarko Petroleum Corp.	31,350	2,657,226
Apache Corp.	8,400	620,592
ARC Resources Ltd.	5,300	148,144
Athabasca Oil Corp.(a)	29,000	209,847
Baytex Energy Corp.	3,130	123,684
Bonavista Energy Corp.	12,000	189,985
Cabot Oil & Gas Corp.	12,530	852,666
Canadian Natural Resources Ltd.	23,500	689,290
Canadian Oil Sands Ltd.	8,900	174,829
Chesapeake Energy Corp.	12,100	236,434
Cimarex Energy Co.	1,800	131,724
CNOOC Ltd.	374,200	698,966
Cobalt International Energy, Inc.(a)	4,700	131,318
Concho Resources, Inc.(a)	1,800	155,034
ConocoPhillips	24,200	1,462,890
Continental Resources, Inc./OK(a)	2,000	159,840
Crescent Point Energy Corp.	7,900	301,744
Denbury Resources, Inc.(a)	7,200	128,808
Devon Energy Corp.	7,040	387,622
EnCana Corp.	13,500	248,841
Energen Corp.	3,600	170,712
Enerplus Corp.	12,900	182,081
EOG Resources, Inc.	18,430	2,232,979
EQT Corp.	2,700	202,824
Inpex Corp.	40	193,572
Kunlun Energy Co., Ltd.	79,200	155,623
Lundin Petroleum AB(a)	36,740	883,415
Marathon Oil Corp.	12,850	419,809
MEG Energy Corp.(a)	8,400	240,298
Newfield Exploration Co.(a)	5,260	114,615
Noble Energy, Inc.	9,170	1,038,869
NovaTek OAO (Sponsored GDR)(b)	1,700	172,040
Occidental Petroleum Corp.	48,330	4,313,936

14	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

OGX Petroleo e Gas Participacoes SA(a)	110,500	$111,563
Pacific Rubiales Energy Corp.	5,400	114,169
Penn West Petroleum Ltd.	26,600	245,551
Pioneer Natural Resources Co.	2,100	256,683
Plains Exploration & Production Co.(a)	2,700	122,040
PTT Exploration & Production PCL	35,900	188,368
QEP Resources, Inc.	3,700	106,227
Range Resources Corp.	3,000	220,560
Santos Ltd.	17,300	222,220
Southwestern Energy Co.(a)	6,400	239,488
Talisman Energy, Inc.	18,900	226,624
Tatneft OAO (Sponsored ADR)	5,100	192,729
Tourmaline Oil Corp.(a)	3,800	150,763
Tullow Oil PLC	16,600	258,756
Ultra Petroleum Corp.(a)	6,120	130,968
Vermilion Energy, Inc.	2,300	118,031
Whiting Petroleum Corp.(a)	2,400	106,800
Woodside Petroleum Ltd.	14,400	561,797

		23,603,594

Oil & Gas Refining & Marketing – 0.1%
Valero Energy Corp.	10,170	410,054

		118,216,884

Materials – 11.5%
Aluminum – 0.1%
Alcoa, Inc.	17,810	151,385
Alumina Ltd.(a)	101,600	101,600
Norsk Hydro ASA	33,540	157,960

		410,945

Diversified Chemicals – 0.3%
BASF SE	13,970	1,307,768

Diversified Metals & Mining – 4.7%
Anglo American PLC	100,670	2,461,457
Antofagasta PLC	29,300	411,139
BHP Billiton Ltd.	156,010	5,244,895
BHP Billiton PLC	39,470	1,110,401
Eurasian Natural Resources Corp. PLC	33,200	142,769
First Quantum Minerals Ltd.	8,200	143,171
Freeport-McMoRan Copper & Gold, Inc.	71,000	2,160,530
Glencore International PLC(a)	77,900	385,102
Grupo Mexico SAB de CV	84,000	301,554
KGHM Polska Miedz SA	8,900	418,752
Minera Frisco SAB de CV(a)	39,500	169,031
MMC Norilsk Nickel OJSC (ADR)(a)	89,253	1,367,356
Rio Tinto Ltd.	9,610	559,280
Rio Tinto PLC	130,070	5,972,825
Southern Copper Corp.	4,300	143,319
Teck Resources Ltd.	69,090	1,837,920

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Turquoise Hill Resources Ltd.(a)	20,200	$142,359
Xstrata PLC	66,330	998,164

		23,970,024

Fertilizers & Agricultural Chemicals – 1.4%
Agrium, Inc.	12,362	1,133,189
CF Industries Holdings, Inc.	900	167,859
Incitec Pivot Ltd.	45,800	137,425
Israel Chemicals Ltd.	11,400	135,848
Israel Corp. Ltd. (The)	300	193,184
K&S AG	3,000	132,811
Monsanto Co.	28,570	3,051,847
Mosaic Co. (The)	5,700	351,063
Potash Corp. of Saskatchewan, Inc.	14,300	601,836
Syngenta AG	1,600	684,031
Uralkali OJSC (Sponsored GDR)(b)	7,530	272,511
Yara International ASA	2,900	136,224

		6,997,828

Gold – 2.0%
Agnico-Eagle Mines Ltd.	27,035	872,677
Anglogold Ashanti Ltd.	13,187	254,426
Barrick Gold Corp.	22,000	433,689
Eldorado Gold Corp.	14,800	117,084
Franco-Nevada Corp.	3,100	134,961
Gold Fields Ltd.	15,900	119,211
Goldcorp, Inc.	106,570	3,154,417
Kinross Gold Corp.	275,420	1,500,874
Koza Altin Isletmeleri AS	33,160	665,123
New Gold, Inc.(a)	72,390	580,586
Newcrest Mining Ltd.	16,800	294,309
Newmont Mining Corp.	10,900	353,160
Randgold Resources Ltd.	1,900	153,715
Real Gold Mining Ltd.(a)(c)(d)	124,500	22,461
Yamana Gold, Inc.	102,962	1,274,441

		9,931,134

Paper Products – 0.3%
Fibria Celulose SA(a)	14,000	148,904
International Paper Co.	7,900	371,142
Mondi PLC	57,610	765,607
Nine Dragons Paper Holdings Ltd.	111,600	97,232
Stora Enso Oyj	17,500	122,045
UPM-Kymmene Oyj	9,600	101,066

		1,605,996

Precious Metals & Minerals – 0.3%
Anglo American Platinum Ltd.(a)	2,400	91,470
Dominion Diamond Corp.(a)	29,500	466,395
Fresnillo PLC	4,900	88,567
Impala Platinum Holdings Ltd.	9,300	127,451
Industrias Penoles SAB de CV	3,000	125,994
Kazakhmys PLC	16,300	88,598

16	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

North American Palladium Ltd.(a)	288,530	$398,171
Silver Wheaton Corp.	7,800	190,693

		1,577,339

Specialty Chemicals – 0.3%
Johnson Matthey PLC	13,420	506,238
Koninklijke DSM NV	19,248	1,240,643

		1,746,881

Steel – 2.1%
Allegheny Technologies, Inc.	3,600	97,128
ArcelorMittal (Euronext Amsterdam)	20,600	254,629
Arrium Ltd.	262,017	231,677
Bradespar SA	8,100	102,831
Cia Siderurgica Nacional SA	19,500	77,288
Cliffs Natural Resources, Inc.	3,100	66,154
Commercial Metals Co.	66,380	970,476
Evraz PLC	29,200	71,058
Fortescue Metals Group Ltd.	27,100	98,994
Fosun International	170,900	121,813
Gerdau SA	18,900	147,743
Hitachi Metals Ltd.	10,000	103,386
Hyundai Steel Co.	1,700	118,109
JFE Holdings, Inc.	64,100	1,391,733
Kobe Steel Ltd.(a)	49,406	64,528
Kumba Iron Ore Ltd.	1,800	95,418
Metalurgica Gerdau SA (Preference Shares)	9,400	93,542
Nippon Steel & Sumitomo Metal Corp.	156,000	415,502
Novolipetsk Steel OJSC (GDR)(b)	6,300	104,580
Nucor Corp.	7,000	305,340
POSCO	1,440	413,895
Severstal OAO (GDR)(b)	14,520	122,767
ThyssenKrupp AG(a)	8,500	154,094
United States Steel Corp.	29,440	524,032
Vale SA	27,830	474,741
Vale SA (Preference Shares)	39,500	641,437
Vale SA (Sponsored ADR) (Local Preference Shares)	201,440	3,275,414
Voestalpine AG	3,600	112,882

		10,651,191

		58,199,106

Equity:Other – 10.1%
Diversified/Specialty – 8.3%
Agung Podomoro Land Tbk PT(a)	877,700	42,861
Alam Sutera Realty Tbk PT	725,600	78,503
Amata Corp. PCL	29,300	22,961
Asian Property Development PCL	52,700	16,878
Ayala Land, Inc.	769,160	607,439
Azrieli Group	750	21,656
Beni Stabili SpA	36,700	25,887
Boral Ltd.	88,550	459,626

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

British Land Co. PLC	153,612	$1,420,988
Bumi Serpong Damai PT	416,100	73,972
Buzzi Unicem SpA	28,860	441,951
CA Immobilien Anlagen AG(a)	1,900	26,749
Capital Property Fund	265,300	348,865
CapitaLand Ltd.	147,400	449,518
Central Pattana PCL	40,200	136,968
Ciputra Development Tbk PT	676,200	95,881
Ciputra Property Tbk PT	439,600	52,477
Ciputra Surya Tbk PT	136,000	46,875
City Developments Ltd.	8,900	81,595
Cofinimmo	4,610	555,206
Country Garden Holdings Co., Ltd.(a)	2,084,770	1,183,829
CyrusOne, Inc.	35,107	842,217
Daejan Holdings PLC	50	3,045
Dexus Property Group	840,990	1,006,031
DIC Asset AG	1,200	13,499
Duke Realty Corp.	52,080	918,691
Dundee Real Estate Investment Trust	17,330	636,640
Eastern & Oriental Bhd	44,400	24,079
Emira Property Fund	58,000	99,861
Eurobank Properties Real Estate Investment Co.	2,950	24,398
Even Construtora e Incorporadora SA	13,500	63,224
Evergrande Real Estate Group Ltd.	2,212,850	908,279
F&C Commercial Property Trust Ltd.	7,300	12,190
Fastighets AB Balder(a)	2,300	16,700
Fibra Uno Administracion SA de CV	223,070	857,206
Filinvest Land, Inc.	548,800	27,235
Fonciere Des Regions	450	35,904
Franshion Properties China Ltd.	451,860	154,378
Gecina SA	350	42,175
Globe Trade Centre SA(a)	14,300	35,408
GPT Group	24,810	105,555
Greentown China Holdings Ltd.(a)	95,200	185,377
Growthpoint Properties Ltd.	230,340	757,162
Hamborner REIT AG	1,100	10,739
Hang Lung Properties Ltd.	97,000	376,437
Helbor Empreendimentos SA	7,930	39,239
Helical Bar PLC	2,100	8,090
Henderson Land Development Co., Ltd.	36,100	262,661
Hopson Development Holdings Ltd.(a)	103,600	173,948
Hui Xian Real Estate Investment Trust	38,500	25,361
Hysan Development Co., Ltd.	10,000	49,598
ICADE	7,800	721,041
IGB Corp. Bhd	66,400	51,565
IJM Land Bhd	27,700	23,489
IMMOFINANZ AG(a)	15,100	61,742
Investors Real Estate Trust	58,268	566,948
Is Gayrimenkul Yatirim Ortakligi AS	22,100	19,392

18	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Keppel Land Ltd.	12,000	$39,646
Kerry Properties Ltd.	178,000	809,955
Kiwi Income Property Trust	21,200	21,352
KLCC Property Holdings Bhd(c)(d)	28,200	67,198
Kungsleden AB	2,800	19,633
Land Securities Group PLC	37,851	514,194
Lippo Karawaci Tbk PT	1,178,800	163,837
Londonmetric Property PLC	11,300	20,102
Longfor Properties Co., Ltd.	89,400	149,340
LPN Development PCL	744,400	606,173
Mah Sing Group Bhd	53,000	39,542
Mapletree Commercial Trust	519,040	617,323
Mapletree Greater China Commercial Trust(a)(b)	28,000	25,347
Megaworld Corp.	701,600	70,841
Mexico Real Estate Management SA de CV(a)	329,180	795,684
Mitsubishi Estate Co., Ltd.	117,600	3,830,363
Mitsui Fudosan Co., Ltd.	86,400	2,940,453
Mobimo Holding AG(a)	200	44,956
Mucklow A & J Group PLC	1,400	8,450
New World China Land Ltd.	85,900	37,933
New World Development Co., Ltd.	699,200	1,216,849
Nieuwe Steen Investments NV	4,300	32,097
Nomura Real Estate Holdings, Inc.	1,400	37,637
Orco Property Group(a)	5,800	17,800
Pakuwon Jati Tbk PT	1,206,500	50,291
Poly Property Group Co., Ltd.(a)	237,200	166,123
Pruksa Real Estate PCL	40,700	40,561
Quality Houses PCL	226,100	32,509
Quintain Estates & Development PLC(a)	7,300	7,342
Redefine Properties Ltd.	162,600	195,696
Resilient Property Income Fund Ltd.	16,200	107,055
Robinsons Land Corp.	101,100	63,126
SA Corporate Real Estate Fund Nominees Pty Ltd.	198,660	96,967
Sansiri PCL	180,400	27,045
SC Asset Corp. PCL	84,000	22,324
Schroder Real Estate Investment Trust Ltd.	12,600	7,891
SeaWorld Entertainment, Inc.(a)	41,415	1,391,544
Sentul City Tbk PT(a)	1,104,550	32,444
Shui On Land Ltd.	53,500	17,737
Siam Future Development PCL	61,425	19,045
Sino Land Co., Ltd.	46,000	75,924
Sinpas Gayrimenkul Yatirim Ortakligi AS	33,000	25,651
Soho China Ltd.	180,310	155,805
SP Setia Bhd	51,700	58,285
Spirit Realty Capital, Inc.	54,706	1,177,820
Sponda Oyj	5,400	28,820
ST Modwen Properties PLC	1,800	7,503
Sumitomo Realty & Development Co., Ltd.	40,700	1,923,537
Summarecon Agung Tbk PT	307,100	82,232
Sun Hung Kai Properties Ltd.	163,506	2,366,418

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Suntec Real Estate Investment Trust	31,000	$49,016
Supalai PCL	735,570	513,771
Swire Properties Ltd.	232,450	822,084
TAG Immobilien AG	1,650	19,991
Tebrau Teguh Bhd(a)	27,300	10,947
Tecnisa SA	9,900	44,434
Ticon Industrial Connection PCL	29,400	24,742
Tokyu Land Corp.	7,000	86,065
Torunlar Gayrimenkul Yatirim Ortakligi AS	13,000	30,711
Unite Group PLC	1,540	8,334
UOL Group Ltd.	143,734	834,538
Vornado Realty Trust	7,830	685,595
Wallenstam AB	1,500	21,426
Wereldhave Belgium NV	200	23,026
West Fraser Timber Co., Ltd.	8,800	768,324
Wharf Holdings Ltd.	192,000	1,717,439
Wheelock & Co., Ltd.	94,000	525,637
Wihlborgs Fastigheter AB	1,050	17,389
YTL Land & Development BHD(a)	47,900	14,107
Yuexiu Property Co., Ltd.	494,580	146,619

		42,020,784

Health Care – 1.7%
Chartwell Retirement Residences	51,830	587,007
HCP, Inc.	27,160	1,447,628
Health Care REIT, Inc.	20,370	1,527,139
LTC Properties, Inc.	25,320	1,177,380
Medical Properties Trust, Inc.	59,680	960,251
Omega Healthcare Investors, Inc.	23,420	769,815
Primary Health Properties PLC	1,400	7,242
Sabra Health Care REIT, Inc.	8,641	257,675
Senior Housing Properties Trust	30,490	866,831
Ventas, Inc.	16,440	1,309,117

		8,910,085

Triple Net – 0.1%
Realty Income Corp.	5,360	273,199

		51,204,068

Retail – 4.8%
Regional Mall – 2.1%
BR Malls Participacoes SA	59,440	701,426
CapitaMall Trust	40,000	75,422
CFS Retail Property Trust Group	30,650	69,842
General Growth Properties, Inc.	37,410	849,955
Macerich Co. (The)	3,800	266,190
Multiplan Empreendimentos Imobiliarios SA	14,880	424,740
Pennsylvania Real Estate Investment Trust	56,680	1,174,976
Simon Property Group, Inc.	24,411	4,346,867
Westfield Group	219,885	2,659,761

		10,569,179

20	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Shopping Center/Other Retail – 2.7%
Aeon Mall Co., Ltd.	22,200	$714,746
Aliansce Shopping Centers SA	21,500	243,504
American Realty Capital Properties, Inc.	66,070	1,086,191
Atrium European Real Estate Ltd.(a)	5,100	30,439
Capital & Counties Properties PLC	9,620	46,061
CapitaMalls Asia Ltd.	19,900	34,025
CapitaMalls Malaysia Trust	56,600	34,974
Charter Hall Retail REIT	7,250	32,256
Citycon Oyj	9,200	29,856
Corio NV	10,758	498,241
DDR Corp.	75,860	1,391,272
Deutsche Euroshop AG	690	29,587
Development Securities PLC	3,100	6,982
Eurocommercial Properties NV	750	30,609
Federation Centres	21,360	57,574
Fountainhead Property Trust	82,300	86,791
Fukuoka REIT Co.	40	338,868
Hammerson PLC	10,050	81,208
Hyprop Investments Ltd.	38,300	338,035
IGB Real Estate Investment Trust	41,800	18,685
Iguatemi Empresa de Shopping Centers SA	3,300	39,437
Intu Properties PLC	9,750	51,928
Japan Retail Fund Investment Corp.	262	621,065
Kimco Realty Corp.	11,300	268,714
Klepierre	20,460	868,224
Link REIT (The)	117,923	665,439
Mercialys SA	28,900	644,777
Pavilion Real Estate Investment Trust	45,250	23,786
RioCan Real Estate Investment Trust (Toronto)	6,081	178,123
Shaftesbury PLC	3,190	30,125
SM Prime Holdings, Inc.	439,600	213,915
Sonae Sierra Brasil SA	2,500	34,500
Unibail-Rodamco SE	11,255	2,942,222
Vastned Retail NV	10,270	458,789
Westfield Retail Trust	454,180	1,552,977

		13,723,925

		24,293,104

Residential – 4.1%
Multi-Family – 3.3%
Advance Residence Investment Corp.	20	47,928
Agile Property Holdings Ltd.	123,690	160,357
Associated Estates Realty Corp.	50,340	899,576
AvalonBay Communities, Inc.	9,040	1,202,682
Berkeley Group Holdings PLC	14,080	456,534
Brookfield Incorporacoes SA	256,713	282,278
Brookfield Residential Properties, Inc.(a)	46,977	1,122,280
China Overseas Land & Investment Ltd.	877,240	2,684,094
China Resources Land Ltd.	114,780	347,150
China Vanke Co., Ltd. – Class B	416,544	849,455

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Consorcio ARA SAB de CV(a)	30,500	$10,047
Corp. GEO SAB de CV(a)	23,600	8,183
Cyrela Brazil Realty SA Empreendimentos e Participacoes	16,500	148,939
Desarrolladora Homex SAB de CV(a)	14,600	11,856
Deutsche Wohnen AG	2,660	46,911
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	43,300	74,265
Equity Residential	30,080	1,746,445
Ez Tec Empreendimentos e Participacoes SA	3,400	46,512
Gafisa SA(a)	24,800	49,457
GAGFAH SA(a)	1,200	15,503
Grainger PLC	6,010	12,719
GSW Immobilien AG	660	26,501
JHSF Participacoes SA	8,300	30,242
Land and Houses PCL	175,900	78,632
LEG Immobilien AG(a)	17,746	976,891
Mid-America Apartment Communities, Inc.	9,810	674,241
Mirvac Group	225,304	413,734
MRV Engenharia e Participacoes SA	120,000	516,407
Patrizia Immobilien AG(a)	1,160	11,769
PDG Realty SA Empreendimentos e Participacoes	77,600	87,655
Persimmon Interim – Rts(a)	30,310	35,311
Persimmon PLC	30,310	509,168
PIK Group (GDR)(a)(b)	85,990	170,174
Property Perfect PCL	331,500	20,105
Rossi Residencial SA	240,844	405,670
Shimao Property Holdings Ltd.	224,860	485,867
Sino-Ocean Land Holdings Ltd.	258,380	170,567
Stockland	316,770	1,273,006
Sun Communities, Inc.	12,430	635,794
Urbi Desarrollos Urbanos SAB de CV(a)	35,300	5,233
Vista Land & Lifescapes, Inc.	240,000	38,312
Wing Tai Holdings Ltd.	104,900	185,830
Yanlord Land Group Ltd.(a)	13,850	15,910

		16,990,190

Self Storage – 0.6%
Big Yellow Group PLC	1,280	8,023
Extra Space Storage, Inc.	33,260	1,449,471
Public Storage	8,390	1,384,350
Safestore Holdings PLC	3,900	8,299

		2,850,143

Single Family – 0.2%
Masco Corp.	51,792	1,006,837

		20,847,170

Office – 2.0%
Office – 2.0%
Allied Properties Real Estate Investment Trust	12,960	443,685
Allreal Holding AG(a)	200	29,275
Alstria Office REIT – AG	990	11,995

22	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Ascendas India Trust	27,800	$18,508
Befimmo SCA Sicafi	350	24,292
Boston Properties, Inc.	5,340	584,356
Brandywine Realty Trust	26,420	394,451
Brookfield Office Properties, Inc.	900	16,572
CapitaCommercial Trust	567,000	789,482
Castellum AB	2,100	31,444
Champion REIT	50,000	26,409
Cominar Real Estate Investment Trust	31,737	756,055
Commonwealth Property Office Fund	30,450	36,591
Corporate Office Properties Trust	13,290	385,277
Derwent London PLC	1,320	47,362
Fabege AB	2,100	22,743
Great Portland Estates PLC	4,400	36,399
Hongkong Land Holdings Ltd.	52,000	378,622
Hufvudstaden AB – Class A	1,890	24,739
ING Office Fund	194,180	660,376
Japan Excellent, Inc.	79	539,721
Japan Prime Realty Investment Corp.	12	44,097
Japan Real Estate Investment Corp.	50	671,670
Kenedix Realty Investment Corp. – Class A	131	614,545
Liberty Property Trust	8,910	383,041
Mack-Cali Realty Corp.	21,600	599,832
Nippon Building Fund, Inc.	34	489,883
Nomura Real Estate Office Fund, Inc.	4	25,558
Norwegian Property ASA	15,400	21,592
NTT Urban Development Corp.	17	25,205
Orix JREIT, Inc.	515	697,170
Parkway Properties, Inc./MD	59,560	1,085,779
PSP Swiss Property AG(a)	600	56,302
Swiss Prime Site AG(a)	850	69,698
Tokyo Tatemono Co., Ltd.	7,000	64,876
Workspace Group PLC	1,460	8,505

		10,116,107

Industrials – 1.1%
Building Products – 0.1%
LIXIL Group Corp.	23,100	519,319

Industrial Warehouse Distribution – 0.9%
Ascendas Real Estate Investment Trust	28,000	62,693
Daiwa House REIT Investment Corp.	67	501,283
Global Logistic Properties Ltd.	46,300	104,207
Granite Real Estate Investment(a)	23,360	923,888
Hansteen Holdings PLC	9,350	12,415
Hopewell Holdings Ltd.	49,500	190,963
Mapletree Industrial Trust	15,740	20,069
Mapletree Logistics Trust	612,300	651,307
Nippon Prologis REIT, Inc.(a)	61	563,789
ProLogis, Inc.	25,620	1,074,759
Segro PLC	13,080	54,162

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

STAG Industrial, Inc.	23,500	$517,940
Warehouses De Pauw SCA	350	22,355

		4,699,830

Mixed Office Industrial – 0.1%
BR Properties SA	12,240	135,507
Goodman Group	75,910	410,615

		546,122

		5,765,271

Lodging – 0.9%
Lodging – 0.9%
Akfen Gayrimenkul Yatirim Ortakligi AS(a)	23,400	21,437
Ashford Hospitality Trust, Inc.	78,590	1,012,239
CDL Hospitality Trusts	11,600	18,879
Great Eagle Holdings Ltd.	145,000	613,717
Host Hotels & Resorts, Inc.	26,390	482,145
InterContinental Hotels Group PLC	21,802	644,164
Pebblebrook Hotel Trust	21,260	577,422
RLJ Lodging Trust	49,590	1,142,554

		4,512,557

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	12,100	410,674
Bunge Ltd.	13,020	940,174
Charoen Pokphand Indonesia Tbk PT	118,590	61,625
Felda Global Ventures Holdings Bhd	65,418	99,336
Golden Agri-Resources Ltd.	186,000	80,151
IOI Corp. Bhd	63,700	105,312
Kuala Lumpur Kepong Bhd	14,100	99,917

		1,797,189

Packaged Foods & Meats – 0.1%
MHP SA (GDR)(a)(b)	24,690	456,765

		2,253,954

Total Common Stocks (cost $277,459,126)		295,408,221

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 17.8%
United States – 17.8%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS)	$54,117	56,691,990
0.625%, 7/15/21 (TIPS)	3,617	4,130,375
1.875%, 7/15/15 (TIPS)	27,118	29,306,779

Total Inflation-Linked Securities (cost $89,943,283)		90,129,144

24	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 2.1%
Funds and Investment Trusts – 2.1%
CPN Retail Growth Leasehold Property Fund	66,750	$44,803
Market Vectors Gold Miners ETF	352,950	10,715,562
Medicx Fund Ltd.	11,200	14,701
Picton Property Income Ltd.	12,600	8,612
Standard Life Investment Property Income Trust PLC	8,300	7,736
UK Commercial Property Trust Ltd./fund	4,250	4,921

Total Investment Companies (cost $12,327,661)		10,796,335

WARRANTS – 0.1%
Equity:Other – 0.1%
Diversified/Specialty – 0.1%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	211,800	323,440

Energy – 0.0%
Coal & Consumable Fuels – 0.0%
Coal India Ltd., Merrill Lynch Intl & Co., expiring 11/02/15(a)	16,210	96,077

Oil & Gas Exploration & Production – 0.0%
Oil & Natural Gas Corp. Ltd., Deutsche Bank AG London, expiring 1/17/17(a)	29,500	179,109

		275,186

Materials – 0.0%
Steel – 0.0%
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(b)	17,000	95,567

Total Warrants (cost $584,006)		694,193

	Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Equity Index – 0.0%
S&P 500 Index Expiration: June 2013, Exercise Price: $ 1,475.00 (a)(e) (premiums paid $420,638)	210	134,400

	Shares
RIGHTS – 0.0%
Equity:Other – 0.0%
Shui On Land Ltd., expiring 5/13/13(a) (cost $0)	17,833	1,884

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 16.3%
Investment Companies – 9.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (cost $47,592,548)	47,592,548	$47,592,548

	Principal Amount (000)
U.S. Treasury Bills – 6.9%
U.S. Treasury Bill Zero Coupon, 5/16/13(g)	$34,370	34,369,456
Zero Coupon, 7/05/13(h)	300	299,973

Total U.S. Treasury Bills (cost $34,669,429)		34,669,429

Total Short-Term Investments (cost $82,261,977)		82,261,977

Total Investments – 94.6% (cost $462,996,691)		479,426,154
Other assets less liabilities – 5.4%		27,129,522

Net Assets – 100.0%		$506,555,676

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	35	June 2013	$1,622,310	$1,624,875	$2,565
Brent Crude Oil Futures	32	June 2013	3,508,365	3,275,840	(232,525)
Corn Futures	23	July 2013	784,653	747,500	(37,153)
Gasoline Futures	8	June 2013	1,023,320	941,472	(81,848)
Lead Futures	10	June 2013	552,455	505,188	(47,267)
Lean Hogs Futures	78	June 2013	2,779,864	2,888,340	108,476
Light Sweet Crude Oil Futures	13	June 2013	1,194,262	1,214,980	20,718
Live Cattle Futures	69	June 2013	3,368,194	3,364,440	(3,754)
Natural Gas Futures	48	June 2013	2,042,733	2,084,640	41,907
Nickel Futures	10	June 2013	996,498	921,480	(75,018)
Platinum Futures	11	July 2013	843,500	828,960	(14,540)
Soybean Futures	30	July 2013	2,180,387	2,098,500	(81,887)
Soybean Meal Futures	31	December 2013	1,114,545	1,064,230	(50,315)

Sold Contracts
Cattle Feeder Futures	44	August 2013	3,240,350	3,275,800	(35,450)
Copper London Metal Exchange Futures	14	June 2013	2,662,326	2,464,875	197,451
Gas Oil Futures	60	June 2013	5,223,373	5,098,500	124,873
Gold 100 OZ Futures	70	June 2013	10,982,967	10,304,700	678,267
Heating Oil Futures	19	June 2013	2,252,067	2,266,001	(13,934)
Lead Futures	10	June 2013	509,483	505,188	4,296
Soybean Oil Futures	34	July 2013	1,026,848	1,004,088	22,760
Sugar 11 Futures	83	July 2013	1,696,654	1,636,096	60,558
Wheat Futures	94	July 2013	3,271,460	3,435,700	(164,240)

					$423,940

26	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	JPY	690,437	USD	7,201	6/13/13	$117,392
Barclays Bank PLC Wholesale	USD	2,482	JPY	232,832	6/13/13	(93,026)
BNP Paribas SA	AUD	1,293	USD	1,323	6/13/13	(13,732)
BNP Paribas SA	EUR	11,046	USD	14,517	6/13/13	(34,141)
Citibank, NA	JPY	223,204	USD	2,383	6/13/13	92,893
Deutsche Bank AG London	USD	5,505	AUD	5,394	6/13/13	68,992
Deutsche Bank AG London	USD	1,808	CHF	1,709	6/13/13	30,870
Deutsche Bank AG London	USD	1,225	SGD	1,516	6/13/13	5,446
Goldman Sachs Capital Markets LP	AUD	3,831	USD	3,923	6/13/13	(35,772)
Goldman Sachs Capital Markets LP	JPY	1,004,569	USD	10,227	6/13/13	(80,287)
HSBC Bank USA	EUR	4,348	USD	5,655	6/13/13	(72,875)
HSBC Bank USA	GBP	5,464	USD	8,220	6/13/13	(265,414)
HSBC Bank USA	HKD	13,514	USD	1,741	6/13/13	(421)
HSBC Bank USA	USD	4,174	HKD	32,364	6/13/13	(2,588)
JPMorgan Chase Bank, NA	GBP	1,028	USD	1,571	6/13/13	(25,341)
JPMorgan Chase Bank, NA	USD	5,541	GBP	3,713	6/13/13	225,120
Royal Bank of Canada	CAD	8,246	USD	7,989	6/13/13	(188,152)
Royal Bank of Scotland PLC	BRL	6,870	USD	3,432	5/03/13	(1,630)
Royal Bank of Scotland PLC	USD	3,436	BRL	6,870	5/03/13	(2,147)
Royal Bank of Scotland PLC	BRL	6,870	USD	3,424	6/04/13	2,685
Royal Bank of Scotland PLC	EUR	4,790	USD	6,244	6/13/13	(66,248)
Royal Bank of Scotland PLC	NOK	8,201	USD	1,440	6/13/13	20,380
Royal Bank of Scotland PLC	USD	1,352	ZAR	12,552	6/13/13	39,323
Standard Chartered Bank	MXN	7,502	USD	582	6/13/13	(33,295)
Standard Chartered Bank	USD	533	SGD	664	6/13/13	5,909
Standard Chartered Bank	USD	332	ZAR	3,076	6/13/13	9,043
State Street Bank & Trust Co.	BRL	6,870	USD	3,462	5/03/13	28,466
State Street Bank & Trust Co.	USD	3,432	BRL	6,870	5/03/13	1,630
State Street Bank & Trust Co.	CNY	9,503	USD	1,517	6/13/13	(11,795)
State Street Bank & Trust Co.	RUB	36,859	USD	1,200	6/13/13	23,276
State Street Bank & Trust Co.	THB	27,621	USD	924	6/13/13	(15,096)
State Street Bank & Trust Co.	USD	16,527	CNY	102,978	6/13/13	38,812
State Street Bank & Trust Co.	USD	1,033	IDR	10,096,953	6/13/13	1,242
State Street Bank & Trust Co.	USD	913	INR	50,591	6/13/13	24,716
State Street Bank & Trust Co.	USD	853	KRW	931,615	6/13/13	(7,988)
State Street Bank & Trust Co.	USD	836	MYR	2,611	6/13/13	19,942
State Street Bank & Trust Co.	USD	1,183	RUB	36,859	6/13/13	(6,181)

						$(199,992)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
S&P 500 Index(e)	210	$1,750.00	December 2013	$161,062	$(232,050)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	27

Consolidated Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$3,830	3/30/22	2.263%	3 Month LIBOR	$(200,026)

INFLATION (CPI) SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,000	3/27/18	2.45%	CPI	#	$(15,935)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAP CONTRACTS (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	276,582	0.14%	$76,505	6/17/13	Credit Suisse International	$1,967,999
Receive	Dow Jones- UBS Commodity ex-Precious Metals	67,253	0.11%	8,628	6/17/13	Deutsche Bank AG	194,282
Receive	Dow Jones- UBS Commodity ex-Precious Metals	4,172	0.11%	535	6/17/13	Deutsche Bank AG	12,052
Receive	Dow Jones- UBS Commodity ex-Precious Metals	4,590	0.11%	600	6/17/13	Deutsche Bank AG	2,179
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	19,037	0.15%	5,266	6/17/13	Deutsche Bank AG	135,433

28	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	70,212	0.14%	$19,421	6/17/13	Deutsche Bank AG	$499,588
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	10,216	0.14%	2,826	6/17/13	Deutsche Bank AG	72,691
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	150,773	0.14%	$41,705	6/17/13	JPMorgan Chase Bank, NA	1,072,814
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	20,518	0.14%	5,675	6/17/13	JPMorgan Chase Bank, NA	145,994
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	12,427	0.14%	3,500	6/17/13	JPMorgan Chase Bank, NA	25,848
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	3,574	0.14%	1,000	6/17/13	JPMorgan Chase Bank, NA	14,045
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	11,922	0.14%	3,400	6/17/13	JPMorgan Chase Bank, NA	(17,566)

							$4,125,359

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	29

Consolidated Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the aggregate market value of these securities amounted to $1,761,364 or 0.3% of net assets.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $2,489,960.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $260,976.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

RUB – Russian Ruble

SGD – Singapore Dollar

THB – Thailand Baht

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to consolidated financial statements.

30	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $415,404,143)	$431,833,606
Affiliated issuers (cost $47,592,548)	47,592,548
Cash	1,334,055 (a)
Foreign currencies, at value (cost $1,172,755)	1,177,577
Receivable for investment securities sold and foreign currency transactions	76,745,961
Unrealized appreciation on total return swap contracts	4,142,925
Receivable for capital stock sold	2,219,382
Dividends and interest receivable	934,783
Unrealized appreciation of forward currency exchange contracts	853,395

Total assets	566,834,232

Liabilities
Options written, at value (premiums received $161,062)	232,050
Payable for investment securities purchased	57,536,833
Unrealized depreciation of forward currency exchange contracts	1,053,387
Payable for capital stock redeemed	681,666
Management fee payable	214,848
Unrealized depreciation on interest rate swap contracts	200,026
Payable for variation margin on futures contracts	116,896
Distribution fee payable	94,240
Administrative fee payable	20,735
Unrealized depreciation on total return swap contracts	17,566
Unrealized depreciation on inflation swap contracts	15,935
Transfer Agent fee payable	13,406
Accrued expenses and other liabilities	80,968

Total liabilities	60,278,556

Net Assets	$506,555,676

Composition of Net Assets
Capital stock, at par	$454,277
Additional paid-in capital	517,577,846
Distributions in excess of net investment income	(3,481,803)
Accumulated net realized loss on investment and foreign currency transactions	(28,434,980)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	20,440,336

$506,555,676

(a)	An amount of $79,449 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2013.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	31

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$72,069,714	6,446,783	$11.18	*

C	$15,289,546	1,380,168	$11.08

Advisor	$75,283,341	6,716,629	$11.21

R	$33,492	2,993	$11.19

K	$1,612,424	144,434	$11.16

I	$17,518,650	1,565,057	$11.19

1	$324,737,198	29,170,599	$11.13

2	$11,311	1,000	$11.31

*	The maximum offering price per share for Class A shares was $11.68 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

32	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $298,214)	$3,777,641
Affiliated issuers	23,881
Interest	251,647	$4,053,169

Expenses
Management fee (see Note B)	1,625,246
Distribution fee—Class A	105,373
Distribution fee—Class C	78,777
Distribution fee—Class R	49
Distribution fee—Class K	1,728
Distribution fee—Class 1	319,609
Transfer agency—Class A	27,595
Transfer agency—Class C	6,349
Transfer agency—Advisor Class	28,594
Transfer agency—Class R	26
Transfer agency—Class K	1,240
Transfer agency—Class I	5,502
Transfer agency—Class 1	66,200
Transfer agency—Class 2	3
Custodian	141,984
Registration fees	61,290
Audit	32,066
Administrative	27,968
Printing	25,127
Legal	22,100
Directors’ fees	5,625
Miscellaneous	15,397
Total expenses	2,597,848

Less: expenses waived and reimbursed by the Adviser (see Note B)	(467,053)

Net expenses		2,130,795

Net investment income		1,922,374

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	33

Consolidated Statement of Operations

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$5,432,295 (a)
Futures contracts	(266,366)
Options written	744,991
Swap contracts	(15,572,523)
Foreign currency transactions	219,030
Net change in unrealized appreciation/depreciation of:
Investments	4,575,803 (b)
Futures contracts	615,302
Options written	(465,608)
Swap contracts	6,257,135
Foreign currency denominated assets and liabilities	(219,409)

Net gain on investment and foreign currency transactions	1,320,650

Net Increase in Net Assets from Operations	$3,243,024

(a)	Net of foreign capital gains taxes of $4,150.

(b)	Net of increase in accrued foreign capital gains taxes of $42,282.

See notes to consolidated financial statements.

34	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,922,374	$3,997,290
Net realized loss on investment and foreign currency transactions	(9,442,573)	(5,300,020)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	10,763,223	14,001,057

Net increase in net assets from operations	3,243,024	12,698,327
Dividends to Shareholders from
Net investment income
Class A	(1,562,186)	(509,447)
Class C	(258,770)	(45,930)
Advisor Class	(1,822,536)	(511,117)
Class R	(348)	(49)
Class K	(30,815)	(2,741)
Class I	(503,361)	(151,472)
Class 1	(5,327,983)	(1,535,734)
Class 2	(295)	– 0	–
Capital Stock Transactions
Net increase	114,251,966	51,614,977

Total increase	107,988,696	61,556,814
Net Assets
Beginning of period	398,566,980	337,010,166

End of period (including distributions in excess of net investment income of ($3,481,803) and undistributed net investment income of $4,102,117, respectively)	$506,555,676	$398,566,980

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	35

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio (the “Strategy”) and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Strategy. As part of the Strategy’s investment strategy, the Strategy seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Strategy and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Strategy is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2013, net assets of the Strategy were $506,555,676, of which $96,662,326, or approximately 19.08%, represented the Strategy’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AllianceBernstein Real Asset Strategy and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation

36	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	37

Notes to Consolidated Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

38	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	39

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$72,796,214		$45,420,670		$	– 0	–	$118,216,884
Materials	29,121,591		29,055,054			22,461		58,199,106
Equity:Other	19,809,323		31,327,547			67,198		51,204,068
Retail	14,434,806		9,858,298			– 0	–	24,293,104
Residential	12,887,542		7,924,317			35,311		20,847,170
Office	4,773,633		5,342,474			– 0	–	10,116,107
Industrials	3,238,238		2,527,033			– 0	–	5,765,271
Lodging	3,214,360		1,298,197			– 0	–	4,512,557
Food Beverage & Tobacco	2,112,178		141,776			– 0	–	2,253,954
Inflation-Linked Securities	– 0	–	90,129,144			– 0	–	90,129,144
Investment Companies	10,796,335		– 0	–		– 0	–	10,796,335
Warrants	– 0	–	– 0	–		694,193		694,193
Options Purchased - Puts	– 0	–	134,400			– 0	–	134,400
Rights	1,884		– 0	–		– 0	–	1,884
Short-Term Investments:
Investment Companies	47,592,548		– 0	–		– 0	–	47,592,548
U.S. Treasury Bills	– 0	–	34,669,429			– 0	–	34,669,429

Total Investments in Securities	220,778,652		257,828,339	+		819,163		479,426,154
Other Financial Instruments* :
Assets:
Futures Contracts	1,261,871		– 0	–		– 0	–	1,261,871 #
Forward Currency Exchange Contracts	– 0	–	853,395			– 0	–	853,395
Total Return Swap Contracts	– 0	–	4,142,925			– 0	–	4,142,925
Liabilities:
Futures Contracts	(837,931)		– 0	–		– 0	–	(837,931)#
Forward Currency Exchange Contracts	– 0	–	(1,053,387)			– 0	–	(1,053,387)
Call Options Written	– 0	–	(232,050)			– 0	–	(232,050)
Interest Rate Swap Contracts	– 0	–	(200,026)			– 0	–	(200,026)
Inflation (CPI) Swap Contracts	– 0	–	(15,935)			– 0	–	(15,935)
Total Return Swap Contracts	– 0	–	(17,566)			– 0	–	(17,566)

Total++	$221,202,592		$261,305,695			$819,163		$483,327,450

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

40	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Materials		Equity:Other			Residential
Balance as of 10/31/12	$22,490		$	– 0	–	$ – 0	–
Accrued discounts/(premiums)	– 0	–		– 0	–	– 0	–
Realized gain (loss)	– 0	–		501		– 0	–
Change in unrealized appreciation/depreciation	(29)			12,055		684
Purchases	– 0	–		7,566		34,627
Sales	– 0	–		(8,408)		– 0	–
Transfers in to Level 3	– 0	–		55,484		– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 4/30/13**	$22,461			$67,198		$35,311

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$(29)			$12,055		$684

	Warrants		Inflation (CPI) Swap Contracts			Total
Balance as of 10/31/12	$207,113			$(5,724)		$223,879
Accrued discounts/(premiums)	– 0	–		– 0	–	– 0	–
Realized gain (loss)	(8,444)			– 0	–	(7,943)
Change in unrealized appreciation/depreciation	114,676			– 0	–	127,386
Purchases	389,501			– 0	–	431,694
Sales	(204,643)			– 0	–	(213,051)
Transfers in to Level 3	195,990			– 0	–	251,474
Transfers out of Level 3	– 0	–		5,724		5,724

Balance as of 4/30/13**	$694,193		$	– 0	–	$819,163

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$114,676		$	– 0	–	$127,386

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	41

Notes to Consolidated Financial Statements

responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

42	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Strategy as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Strategy as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to the Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	43

Notes to Consolidated Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser a management fee at an annual rate of .75% of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Strategy until March 8, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Strategy on or before March 8, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2014, and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2013, such reimbursement amounted to $467,053, which is subject to repayment, not to exceed the amount of offering expenses.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2013, the reimbursement for such services amounted to $27,968.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $27,593 for the six months ended April 30, 2013.

44	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $4,093 from the sale of Class A shares and received $0 and $3,551 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2013.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2013 (000)	Dividend Income (000)
$ 39,448	$115,886	$107,741	$47,593	$24

Brokerage commissions paid on investment transactions for the six months ended April 30, 2013 amounted to $227,078, of which $41 and $228, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .25% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $138,290, $13,831, $15,895 and $989,324 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	45

Notes to Consolidated Financial Statements

effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$140,490,869	$92,356,092
U.S. government securities	103,893,769	82,888,225

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$32,184,508
Gross unrealized depreciation	(15,755,045)

Net unrealized appreciation	$16,429,463

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategy may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

46	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2013, the Strategy held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	47

Notes to Consolidated Financial Statements

During the six months ended April 30, 2013, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2013, the Strategy held purchased options for hedging purposes. During the six months ended April 30, 2013, the Strategy held written options for hedging purposes.

48	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

For the six months ended April 30, 2013, the Strategy had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/12	1,177		$574,926
Options written	620		424,817
Options expired	(1,062)		(115,274)
Options bought back	(525)		(723,407)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/13	210		$161,062

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	49

Notes to Consolidated Financial Statements

gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the consolidated statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2013, the Strategy held interest rate swap contracts for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

50	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

During the six months ended April 30, 2013, the Strategy held inflation (CPI) swaps for non-hedging purposes.

Total Return Swaps:

The Strategy may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2013, the Strategy held total return swaps for non-hedging purposes.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2013, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $731,236. The fair value of assets pledged as collateral by the Strategy for such derivatives was $260,976 at April 30, 2013. If a trigger event had occurred at April 30, 2013, for those derivatives in a net liability position, an amount of $189,912 would be required to be posted by the Strategy.

At April 30, 2013, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$853,395		Unrealized depreciation of forward currency exchange contracts	$1,053,387

Commodity contracts	Receivable/Payable for variation margin on futures contracts	1,261,871	*	Receivable/Payable for variation margin on futures contracts	837,931	*

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	51

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	$200,026

Interest rate contracts			Unrealized depreciation on inflation swap contracts	15,935

Equity contracts	Unrealized appreciation on total return swap contracts	$4,142,925	Unrealized depreciation on total return swap contracts	17,566

Equity contracts	Investments in securities, at value	134,400

Equity contracts			Options written, at value	232,050

Total		$6,392,591		$2,356,895

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$256,869	$(220,232)

Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(451,325)	853,308

52	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(36,825)		$20,225

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	(10,211)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	184,959		(238,006)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(15,535,698)		6,247,121

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,973,344)		310,532

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	744,991		(465,608)

Total		$(16,810,373)		$6,497,129

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	53

Notes to Consolidated Financial Statements

The following table represents the volume of the Strategy’s derivative transactions during the six months ended April 30, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$43,316,802
Average principal amount of sale contracts	$64,588,213

Futures Contracts:
Average original value of buy contracts	$22,600,321
Average original value of sale contracts	$24,318,022

Interest Rate Swap Contracts:
Average notional amount	$3,830,000

Inflation Swap Contracts:
Average notional amount	$1,000,000

Total Return Swap Contracts:
Average notional amount	$145,160,226

Purchased Options:
Average monthly cost	$834,182

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

54	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012		Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class A
Shares sold	1,179,606	2,608,531		$13,274,392	$28,567,301

Shares issued in reinvestment of dividends	92,311	38,825		1,020,960	394,077

Shares redeemed	(827,369)	(2,988,890)		(9,268,475)	(32,355,909)

Net increase (decrease)	444,548	(341,534)		$5,026,877	$(3,394,531)

Class C
Shares sold	243,507	354,713		$2,705,504	$3,879,024

Shares issued in reinvestment of dividends	21,649	4,016		237,922	40,482

Shares redeemed	(313,194)	(524,077)		(3,486,642)	(5,691,101)

Net decrease	(48,038)	(165,348)		$(543,216)	$(1,771,595)

Advisor Class
Shares sold	1,657,470	4,543,903		$18,663,329	$49,904,713

Shares issued in reinvestment of dividends	122,259	31,201		1,354,636	317,317

Shares redeemed	(1,440,143)	(2,780,605)		(16,178,836)	(30,660,702)

Net increase	339,586	1,794,499		$3,839,129	$19,561,328

Class R
Shares sold	1,488	465		$16,504	$5,131

Shares issued in reinvestment of dividends	11	– 0	–(a)	120	2

Net increase	1,499	465		$16,624	$5,133

Class K
Shares sold	35,831	104,007		$404,030	$1,119,362

Shares issued in reinvestment of dividends	2,789	261		30,815	2,644

Shares redeemed	(7,831)	(2,244)		(87,539)	(24,252)

Net increase	30,789	102,024		$347,306	$1,097,754

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	55

Notes to Consolidated Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class I
Shares sold	301,033	208,844	$3,426,574	$2,346,052

Shares issued in reinvestment of dividends	45,471	14,751	503,361	149,726

Shares redeemed	(435,415)	(1,087)	(4,855,901)	(11,273)

Net increase (decrease)	(88,911)	222,508	$(925,966)	$2,484,505

Class 1
Shares sold	11,426,003	6,975,213	$128,033,542	$76,358,201

Shares issued in reinvestment of dividends	405,500	11,816	4,464,553	119,455
Shares redeemed	(2,326,019)	(3,912,630)	(26,006,883)	(42,845,273)

Net increase	9,505,484	3,074,399	$106,491,212	$33,632,383

(a)	Share amount is less than one full share.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in

56	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	57

Notes to Consolidated Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,756,490	$561,662

Total distributions paid	$2,756,490	$561,662

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,018,481
Accumulated capital and other losses	(15,654,475	)(a)
Unrealized appreciation/(depreciation)	(6,451,558	)(b)

Total accumulated earnings/(deficit)	$(14,087,552)

(a)	On October 31, 2012, the Strategy had a net capital loss carryforward of $15,654,475.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

58	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

As of October 31, 2012, the Strategy had a net capital loss carryforward of $15,654,475 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$8,227	n/a	2018
8,373,586	n/a	2019
4,103,434	$3,169,228	No expiration

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	59

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.33	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.11	.16	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	.25	(.01)	1.21
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.11	.36	.15	1.25

Less: Dividends
Dividends from net investment income	(.26)	(.08)	(.35)	– 0	–

Net asset value, end of period	$ 11.18	$ 11.33	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	.99%	3.36%	1.32%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,070	$67,989	$70,081	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(f)	1.05%	1.05%	1.05	%(f)(g)
Expenses, before waivers/reimbursements	1.28	%(f)	1.28%	1.61%	7.68	%(f)(g)
Net investment income(c)	.77	%(f)	1.02%	1.44%	.80	%(f)(g)
Portfolio turnover rate	44%	118%	120%	42%

See footnote summary on page 67.

60	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.18	$ 10.93	$ 11.19	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.00	(d)	.03	.08	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	.25	(.01)	1.15
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.08	.28	.07	1.19

Less: Dividends
Dividends from net investment income	(.18)	(.03)	(.33)	– 0	–

Net asset value, end of period	$ 11.08	$ 11.18	$ 10.93	$ 11.19

Total Return
Total investment return based on net asset value(e)	.72%	2.58%	.61%	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,290	$15,974	$17,414	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75	%(f)	1.75%	1.75%	1.75	%(f)(g)
Expenses, before waivers/reimbursements	1.98	%(f)	1.99%	2.31%	11.21	%(f)(g)
Net investment income(c)	.06	%(f)	.32%	.73%	.65	%(f)(g)
Portfolio turnover rate	44%	118%	120%	42%

See footnote summary on page 67.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	61

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.37	$ 11.08	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.15	.19	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	.25	(.01)	1.18
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.13	.40	.18	1.26

Less: Dividends
Dividends from net investment income	(.29)	(.11)	(.36)	– 0	–

Net asset value, end of period	$ 11.21	$ 11.37	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(e)	1.20%	3.69%	1.55%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,284	$72,529	$50,795	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(f)	.75%	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	.98	%(f)	.99%	1.29%	8.89	%(f)(g)
Net investment income(c)	1.09	%(f)	1.33%	1.69%	1.46	%(f)(g)
Portfolio turnover rate	44%	118%	120%	42%
See footnote summary on page 67.

62	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.32	$ 11.02	$ 11.23	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.09	.16	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	.26	(.04)	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.10	.35	.12	1.23

Less: Dividends
Dividends from net investment income	(.23)	(.05)	(.33)	– 0	–

Net asset value, end of period	$ 11.19	$ 11.32	$ 11.02	$ 11.23

Total Return
Total investment return based on net asset value(e)	.88%	3.20%	1.03%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33	$17	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%(f)	1.25%	1.25%	1.25	%(f)(g)
Expenses, before waivers/reimbursements	1.66	%(f)	1.64%	2.87%	8.66	%(f)(g)
Net investment income(c)	.77	%(f)	.82%	1.39%	1.50	%(f)(g)
Portfolio turnover rate	44%	118%	120%	42%

See footnote summary on page 67.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	63

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31,
2012	2011	2010

Net asset value, beginning of period	$ 11.32	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.10	.15	.12
Net realized and unrealized gain on investment and foreign currency transactions	.06	.27	0	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.11	.37	.15	1.25

Less: Dividends
Dividends from net investment income	(.27)	(.10)	(.35)	– 0	–

Net asset value, end of period	$ 11.16	$ 11.32	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	.99%	3.43%	1.33%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,612	$1,286	$128	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%(f)	1.00%	1.00%	1.00	%(f)(g)
Expenses, before waivers/reimbursements	1.33	%(f)	1.35%	1.91%	8.39	%(f)(g)
Net investment income(c)	.89	%(f)	.89%	1.38%	1.76	%(f)(g)
Portfolio turnover rate	44%	118%	120%	42%

See footnote summary on page 67.

64	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.36	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.14	.15	.13
Net realized and unrealized gain on investment and foreign currency transactions	.06	.26	.02	(h)	1.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.12	.40	.17	1.27

Less: Dividends
Dividends from net investment income	(.29)	(.11)	(.37)	– 0	–

Net asset value, end of period	$ 11.19	$ 11.36	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	1.12%	3.69%	1.53%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,519	$18,790	$15,850	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(f)	.75%	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	.97	%(f)	.98%	1.38%	8.11	%(f)(g)
Net investment income(c)	1.09	%(f)	1.32%	1.42%	1.99	%(f)(g)
Portfolio turnover rate	44%	118%	120%	42%

See footnote summary on page 67.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	65

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.29	$ 11.01	$ 11.25	$ 10.00
Income From Investment Operations
Net investment income(b)(c)	.05	.12	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	.25	(.01)	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.11	.37	.14	1.25

Less: Dividends
Dividends from net investment income	(.27)	(.09)	(.38)	– 0	–

Net asset value, end of period	$ 11.13	$ 11.29	$ 11.01	$ 11.25

Total Return
Total investment return based on net asset value(e)	.99%	3.47%	1.25%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$324,737	$221,971	$182,720	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%(f)	1.00%	1.00%	1.00	%(f)(g)
Expenses, before waivers/reimbursements	1.21	%(f)	1.21%	1.47%	8.39	%(f)(g)
Net investment income(c)	.90	%(f)	1.07%	1.40%	1.78	%(f)(g)
Portfolio turnover rate	44%	118%	120%	42%

See footnote summary on page 67.

66	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$11.48	$11.07	$11.27	$10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.15	.14	.13
Net realized and unrealized gain on investment and foreign currency transactions	.07	.26	.03	(h)	1.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.13	.41	.17	1.27

Less: Dividends
Dividends from net investment income	(.30)	– 0	–	(.37)	– 0	–

Net asset value, end of period	$11.31	$11.48	$11.07	$11.27

Total Return
Total investment return based on net asset value(e)	1.12%	3.70%	1.50%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11	$11	$11,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(f)	.75%	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	.94	%(f)	.96%	3.72%	8.14	%(f)(g)
Net investment income(c)	1.08	%(f)	1.32%	1.19%	2.01	%(f)(g)
Portfolio turnover rate	44%	118%	120%	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	67

Consolidated Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Vincent L. Childers(2), Vice President Jonathan E. Ruff(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Real Asset Strategy Team. Messrs. Vincent L. Childers and Jonathan E. Ruff are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

68	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Real Asset Strategy (formerly named AllianceBernstein Multi-Asset Inflation Strategy) (the “Portfolio”) at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	69

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (March 2010 inception) was not profitable to it in 2010 or 2011.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by

70	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”) for the 1-year period ended July 31 2012, and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index (the “Index”) for the 1-year period ended September 30, 2012 and the period since inception (March 2010 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period. The Portfolio outperformed the Index in both periods. Based on their review, and taking into consideration the Portfolio’s short operating history, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at the same rate as the Portfolio’s fee rate, and had breakpoints. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	71

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s contractual advisory fee rate of 75 basis points was lower than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 1 basis point had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

72	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	73

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Real Asset Strategy (the “Strategy”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and presented to the Board of Directors on November 6-8, 2012.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

74	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Strategy	Net Assets 09/30/12 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Real Asset Strategy	$ 399.0	75 bp (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $72,866 (0.01% of the Strategy’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[4]		Fiscal Year End
Real Asset Strategy	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.75% 1.05% 1.75% 1.25% 1.00% 0.75% 1.00% 0.75%	1.00 1.29 2.00 1.60 1.38 1.03 1.23 0.98	% % % % % % % %	October 31 (ratio as of April 30, 2012)

3	Jones v. Harris at 1427.
4	Annualized.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	75

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.5 In addition to the AllianceBernstein

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

76	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2012 net assets:6

Strategy	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Real Asset Strategy	$399.0	Real Asset Strategy Schedule 75 bp on 1st $150 million 60 bp on next $150 million 50 bp on the balance Minimum Acct Size: $150 million	0.632%	0.750%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Strategy. Also shown are the Strategy’s advisory fee and what would have been the effective advisory fee of the Strategy had the fee schedule of the sub-advisory relationship been applicable to the Strategy based on September 30, 2012 net assets:

Strategy	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Real Asset Strategy	Client #1	0.35% on first $250 million 0.25% on first $250 million 0.23% thereafter	0.313%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Strategy by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	77

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)8 and the Strategy’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Real Asset Strategy	0.750	0.950	2/11

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Asset Strategy	1.050	1.401	2/11	1.320	8/33

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

78	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Based on this analysis, the Strategy has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2011 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $46,956, $404,775 and $2,017 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	79

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $29,579 in fees from the Strategy.

The Strategy effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategy’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategy is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategy. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

80	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli11 study on advisory fees and various fund characteristics.12 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.13 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 year performance return and rankings of the Strategy 14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended July 31, 2012.16

11	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

12	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

13	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
14	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

15	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

16	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	81

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Asset Strategy 1 year	-7.28	-2.71	-1.56	7/11	54/67

Set forth below are the 1 year and since inception net performance returns of the Strategy (in bold)17 versus its benchmark.18 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

		Periods Ending July 31, 2012 Annualized Performance
		Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)		Volatility (%)	Sharpe (%)
Real Asset Strategy	-7.28	5.81	22.25	-0.22	1
MSCI AC World Commodity Producers Index	-17.82	-1.49	28.90	-0.49	1
Inception Date: March 8, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

17	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

18	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2012.

19	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

82	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	83

AllianceBernstein Family of Funds

NOTES

84	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

ALLIANCEBERNSTEIN REAL ASSET STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RAS-0152-0413

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 21, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 21, 2013